File No. 33-23512, 811-5629
                                                         Filed under Rule 497(c)










      [LOGO OF GOLDENSELECT APPEARS HERE]




PROSPECTUSES


Included in this Document:


THE GCG TRUST PROSPECTUS
MAY 1, 1997

EQUI-SELECT SERIES TRUST PROSPECTUS
MAY 1, 1997

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                THE GCG TRUST                                 +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                 THE GCG TRUST

 1001 JEFFERSON STREET         WILMINGTON, DELAWARE 19801


This Prospectus offers shares of fourteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end, management investment company. Each Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and vari-able annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insur-ance policies and annuity contracts. Such allocation rights are described fur-ther in the Prospectus for the separate account.

The Series are managed by Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). DSI and the Trust have retained several investment advisory firms ("Portfolio Manag-ers") to provide investment advisory services to the Series. The fourteen Se-ries and their respective Portfolio Managers are as follows:

     SERIES                        PORTFOLIO MANAGER
     ----------------------------  -------------------------------------------
     MULTIPLE ALLOCATION SERIES    ZWEIG ADVISORS INC.
     FULLY MANAGED SERIES          T. ROWE PRICE ASSOCIATES, INC.
     LIMITED MATURITY BOND SERIES  EQUITABLE INVESTMENT SERVICES, INC.
     HARD ASSETS SERIES            VAN ECK ASSOCIATES CORPORATION
     REAL ESTATE SERIES            E.I.I. REALTY SECURITIES, INC.
     ALL-GROWTH SERIES             PILGRIM BAXTER & ASSOCIATES, LTD.
     CAPITAL APPRECIATION SERIES   CHANCELLOR LGT ASSET MANAGEMENT, INC.
     RISING DIVIDENDS SERIES       KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
     EMERGING MARKETS SERIES       PUTNAM INVESTMENT MANAGEMENT, INC.
     VALUE EQUITY SERIES           EAGLE ASSET MANAGEMENT, INC.
     STRATEGIC EQUITY SERIES       ZWEIG ADVISORS INC.
     SMALL CAP SERIES              FRED ALGER MANAGEMENT, INC.
     MANAGED GLOBAL SERIES         PUTNAM INVESTMENT MANAGEMENT, INC.
     LIQUID ASSET SERIES           EQUITABLE INVESTMENT SERVICES, INC.

Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

Investment in the Liquid Asset Series (or in any other Series) is neither in-sured nor guaranteed by the U.S. Government. There can be no assurance that the Liquid Asset Series will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated May 1, 1997, containing additional and more detailed infor-mation about the Series has been filed with the Securities and Exchange Commis-sion and is hereby incorporated by reference into this Prospectus. The State-ment of Additional Information is available without charge and may be obtained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying prospectus.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPA-RATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FU-TURE REFERENCE.

THE SERIES' SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRIN-CIPAL INVESTED.

  THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
    SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
        UPON THE  ACCURACY  OR ADEQUACY OF  THIS PROSPECTUS.  ANY
          REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

 TABLE OF CONTENTS

                                                                            PAGE
PROSPECTUS SYNOPSIS........................................................   1
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES.........................................  16
 Multiple Allocation Series................................................  16
 Fully Managed Series......................................................  18
 Limited Maturity Bond Series..............................................  19
 Hard Assets Series........................................................  21
 Real Estate Series........................................................  23
 All-Growth Series.........................................................  23
 Capital Appreciation Series...............................................  24
 Rising Dividends Series...................................................  25
 Emerging Markets Series...................................................  25
 Value Equity Series.......................................................  27
 Strategic Equity Series...................................................  28
 Small Cap Series..........................................................  29
 Managed Global Series.....................................................  30
 Liquid Asset Series.......................................................  31
MANAGEMENT OF THE TRUST....................................................  33
 The Manager...............................................................  33
 The Portfolio Managers....................................................  34
  Zweig Advisors Inc. .....................................................  34
  T. Rowe Price Associates, Inc............................................  35
  Putnam Investment Management, Inc. ......................................  35
  Van Eck Associates Corporation...........................................  36
  Pilgrim Baxter & Associates, Ltd. .......................................  36
  Chancellor LGT Asset Management, Inc. ...................................  37
  Kayne, Anderson Investment Management, L.P...............................  37
  Eagle Asset Management, Inc. ............................................  37
  E.I.I. Realty Securities, Inc............................................  38
  Fred Alger Management, Inc. .............................................  38
  Equitable Investment Services, Inc. .....................................  38
 Other Expenses............................................................  39
 Distributor...............................................................  39
 Custodian and Other Service Providers.....................................  39
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES........................  39
 Mortgage-Backed Securities................................................  39
  Mortgage Pass-Through Securities.........................................  39
  Other Mortgage-Backed Securities.........................................  40
  Risks of Mortgage-Backed Securities......................................  40

                                                                            PAGE
 Other Asset-Backed Securities.............................................  41
 High Yield Bonds..........................................................  41
 Repurchase Agreements.....................................................  41
 Restricted and Illiquid Securities........................................  41
 Short Sales...............................................................  42
 Foreign Securities........................................................  42
 Indexed Securities and Structured Notes...................................  44
 Investment in Gold and Other Precious Metals..............................  45
 Futures Contracts.........................................................  45
  Risks Associated with Futures and Futures Options........................  46
 Options on Securities.....................................................  47
  Risks of Options Transactions............................................  47
 Foreign Currency Transactions.............................................  48
 Options on Foreign Currencies.............................................  49
 Borrowing.................................................................  49
 Hard Asset Securities.....................................................  49
 Real Estate Securities....................................................  50
 Swaps.....................................................................  50
INVESTMENT RESTRICTIONS....................................................  50
PURCHASE OF SHARES.........................................................  51
NET ASSET VALUE............................................................  51
REDEMPTION OF SHARES.......................................................  52
EXCHANGES..................................................................  53
PORTFOLIO TRANSACTIONS.....................................................  53
 Brokerage Services........................................................  53
 Portfolio Turnover........................................................  54
DIVIDENDS AND DISTRIBUTIONS................................................  54
FEDERAL INCOME TAX STATUS..................................................  54
OTHER INFORMATION..........................................................  55
 Capitalization............................................................  55
 Voting Rights.............................................................  55
 The History of the Managed Global Series..................................  55
 Chancellor Administrative Order...........................................  56
 Performance Information...................................................  56
LEGAL COUNSEL..............................................................  57
INDEPENDENT AUDITORS.......................................................  57
FINANCIAL STATEMENTS.......................................................  57

                                       I

 PROSPECTUS SYNOPSIS

THE TRUST
The GCG Trust (the "Trust") is an open-end management investment company, or-ganized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of fourteen portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.

The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used in-dependently or in combination. Within the limitations described in the Pro-spectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the appli-cable separate account, which, in turn, invest in the various Series. The as-sets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES
The investment objective or objectives of each of the Series are as follows:

The Multiple Allocation Series seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of cer-tain sophisticated investment strategies and techniques.

The Fully Managed Series seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declin-ing market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others.

The Limited Maturity Bond Series seeks the highest current income consistent with low risk to principal and liquidity. The Series seeks to achieve this ob-jective by investing primarily in a diversified portfolio of limited maturity debt securities. The Series also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks to achieve this objective by investing in equity and debt securities of companies engaged in the exploration, devel-opment, production, management and distribution of hard assets.

The Real Estate Series seeks capital appreciation. The Series seeks to achieve this objective through investment in publicly traded equity securities of com-panies in the real estate industry. Current income is a secondary objective.

The All-Growth Series seeks capital appreciation. The Series seeks to achieve this objective through investment in securities selected for their long-term growth prospects.

The Capital Appreciation Series seeks to generate long-term capital growth. The Series seeks to achieve this objective by investing in common stock and preferred stock that will be allocated between categories or "components" of stocks referred to as the growth component and the value component.

The Rising Dividends Series seeks capital appreciation. The Series seeks to achieve this objective by investing in equity securities of high quality com-panies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.

The Emerging Markets Series seeks long-term capital appreciation. The Series seeks to achieve this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries.

The Value Equity Series seeks capital appreciation and, secondarily, dividend income by investing primarily in equity securities which meet quantitative standards believed by the Portfolio Manager to indicate above average finan-cial soundness and high intrinsic value relative to price.

The Strategic Equity Series seeks to achieve capital appreciation primarily through investment in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing eq-uity markets and to reduce exposures to equities when the Portfolio Manager believes that their risk/reward characteristics are less attractive.

The Small Cap Series seeks to achieve long-term capital appreciation by in-vesting in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Rus-sell 2000 Growth Index. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.

The Managed Global Series seeks capital appreciation. The Series seeks to achieve this objective by investing primarily in common stocks of both domes-tic and foreign issuers.

The Liquid Asset Series seeks a high level of current income consistent with the preservation of capital and liquidity.

THE MANAGER AND PORTFOLIO MANAGERS
The Manager of the Series is Directed Services, Inc. (the "Manager"), which is a wholly owned subsidiary of Equitable of Iowa. The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The Series and their Portfolio Managers are as follows:

SERIES                        PORTFOLIO MANAGER
----------------------------  ----------------------
Multiple Allocation Series    Zweig Advisors Inc.
Fully Managed Series          T. Rowe Price
                               Associates, Inc.
Limited Maturity Bond Series  Equitable Investment
                               Services, Inc.
Hard Assets Series            Van Eck Associates
                               Corporation
Real Estate Series            E.I.I. Realty
                               Securities, Inc.
All-Growth Series             Pilgrim Baxter &
                               Associates, Ltd.
Capital Appreciation Series   Chancellor LGT Asset
                               Management, Inc.
Rising Dividends Series       Kayne, Anderson
                               Investment
                               Management, L.P.
Emerging Markets Series       Putnam Investment
                               Management, Inc.
Value Equity Series           Eagle Asset
                               Management, Inc.
Strategic Equity Series       Zweig Advisors Inc.
Emerging Markets Series       Putnam Investment
                               Management, Inc.
Value Equity Series           Eagle Asset
                               Management, Inc.
Strategic Equity Series       Zweig Advisors Inc.
Small Cap Series              Fred Alger Management,
                               Inc.
Managed Global Series         Putnam Investment
                               Management, Inc.
Liquid Asset Series           Equitable Investment
                               Services, Inc.

As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust cur-rently pays the Manager for its services a monthly fee at the annual rate of 1.0% of the value of the average daily net assets of the Multiple Allocation, Fully Managed, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Rising Dividends, Value Equity, Strategic Equity, and Small Cap Series, in the aggregate; 0.60% of the value of the average daily net assets of the Limited Maturity Bond and Liquid Asset Series, in the aggregate; 1.75% of the value of the average daily net assets of the Emerging Markets Series; and 1.25% of the value of the average daily net assets of the Managed Global Series.

Each Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compensated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES
Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND INVESTMENT RISKS
Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For instance, the Multiple Allocation, Fully Man-aged, Limited

Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Mar-kets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in various types of futures transactions. All these Series, except the All-Growth Series and Managed Global Series, may also lend their portfolio se-curities. The Multiple Allocation, Fully Managed, All-Growth, Hard Assets, Rising Dividends, Value Equity, Strategic Equity, Small Cap and Managed Global Series may invest in non-U.S. dollar-denominated securities of foreign is-suers, and the Emerging Markets Series will normally invest primarily in such securities. The Multiple Allocation, Fully Managed, Hard Assets, Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in foreign currency transactions and options on for-eign currencies. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in various put and call options transactions. The Fully Managed and Emerging Markets Series may invest in high yield bonds and the Real Estate Se-ries may invest in high yield convertible bonds. (High yield bonds are some-times referred to as "junk bonds.") The Hard Assets Series may invest in pre-cious metals and futures contracts on precious metals and the Multiple Alloca-tion and Strategic Equity Series may invest in gold futures contracts. In ad-dition, the Multiple Allocation, Hard Assets, All-Growth, Capital Apprecia-tion, Strategic Equity, Small Cap and Managed Global Series may engage in short sales of securities.

 FINANCIAL HIGHLIGHTS

The following tables present condensed financial information with respect to each Series. Information in the tables for the years ended December 31, 1996, 1995, 1994 and 1993 is derived from the Trust's financial statements for all Series that have been audited by Ernst & Young LLP. Information in the tables for the years ended December 31, 1992, 1991, 1990, and 1989 is derived from the Trust's financial statements for all Series (except the Managed Global Se-ries) that have been audited by another independent auditor. The information for the Managed Global Series is presented as if the reorganization described under "Other Information--History of the Managed Global Series" (the "Reorga-nization") had always been in effect. Data shown is derived solely from the Managed Global Account of Separate Account D of Golden American Life Insurance Company ("Golden American") which was the predecessor entity. The information in the tables for the period of October 21, 1992 (commencement of operations) through December 31, 1996 has been derived from financial statements of the Managed Global Series (as restated to give effect to the Reorganization), for the same periods, which have been examined by Ernst & Young LLP.

The condensed financial information below does not include deductions at the separate account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying invest-ment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following tables should be read in conjunction with the Trust's financial statements, which are incorporated by reference in the Trust's Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1995. The Trust's Annual Report, which contains fur-ther information about the Series' performance, is available to shareholders upon request and without charge.

MULTIPLE ALLOCATION SERIES

  For a share of beneficial interest outstanding throughout each year.

                                                YEAR ENDED DECEMBER 31
                         ----------------------------------------------------------------------------
                           1996      1995      1994       1993      1992     1991     1990     1989*
                         --------  --------  --------   --------  --------  -------  -------  -------
Net asset value,
beginning of year....... $  12.52  $  11.33  $  11.89   $  11.41  $  11.73  $ 10.26  $ 10.34  $ 10.00
                         --------  --------  --------   --------  --------  -------  -------  -------
 Income/(loss) from
 investment operations:
  Net investment
  income................     0.56      0.58      0.42       0.24      0.42     0.49     0.57     0.58
  Net realized and
  unrealized gain/(loss)
  on investments........     0.52      1.56     (0.56)      1.03     (0.18)    1.57    (0.08)    0.44
                         --------  --------  --------   --------  --------  -------  -------  -------
 Total from investment
 operations.............     1.08      2.14     (0.14)      1.27      0.24     2.06     0.49     1.02
                         --------  --------  --------   --------  --------  -------  -------  -------
 Less distributions:
  Dividends from net
  investment income.....    (0.58)    (0.45)    (0.42)     (0.24)    (0.42)   (0.49)   (0.57)   (0.58)
  Distributions from
  capital gains.........    (0.61)    (0.50)     0.00      (0.55)    (0.14)   (0.10)    0.00    (0.10)
                         --------  --------  --------   --------  --------  -------  -------  -------
 Total distributions....    (1.19)    (0.95)    (0.42)     (0.79)    (0.56)   (0.59)   (0.57)   (0.68)
                         --------  --------  --------   --------  --------  -------  -------  -------
 Net asset value, end of
 year................... $  12.41  $  12.52  $  11.33   $  11.89  $  11.41  $ 11.73  $ 10.26  $ 10.34
                         ========  ========  ========   ========  ========  =======  =======  =======
Total return............     8.77%    18.93%    (1.18)%    11.13%     1.88%   20.02%    4.74%    8.92%++
                         ========  ========  ========   ========  ========  =======  =======  =======
Ratios to average net
assets/supplemental
data:
 Net assets, end of year
 (000's omitted)........ $272,791  $307,691  $299,392   $274,231  $116,040  $58,578  $24,347  $15,513
 Ratio of operating
 expenses to average net
 assets.................     1.00%     1.01%     1.00%      1.01%     1.09%    1.33%    1.24%    2.35%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............       --        --        --       0.03%     0.10%    0.13%    0.68%    0.09%+
 Ratio of net investment
 income to average net
 assets.................     3.86%     4.42%     3.56%      2.75%     3.65%    4.43%    5.73%    6.52%+
 Portfolio turnover
 rate...................      158%      187%      291%       348%       93%      70%     162%     115%
 Average commission rate
 paid(a)................   $0.593       N/A       N/A        N/A       N/A      N/A      N/A      N/A

-------------------
 * The Multiple Allocation Series commenced operations on January 24, 1989.

 + Annualized.

 ++Non-annualized.

(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

FULLY MANAGED SERIES**

  For a share of beneficial interest outstanding throughout each year.

                                              YEAR ENDED DECEMBER 31
                         -------------------------------------------------------------------------
                           1996      1995     1994       1993     1992     1991     1990    1989*
                         --------  --------  -------   --------  -------  -------  ------   ------
Net asset value,
beginning of year....... $  13.79  $  11.70  $ 12.99   $  12.43  $ 11.94  $  9.51  $10.16   $10.00
                         --------  --------  -------   --------  -------  -------  ------   ------
 Income/(loss) from
 investment operations:
  Net investment
  income................     0.56      0.45     0.35       0.19     0.28     0.29    0.33     0.28
  Net realized and
  unrealized gain/(loss)
  on investments........     1.69      1.98    (1.29)      0.75     0.49     2.43   (0.65)    0.16
                         --------  --------  -------   --------  -------  -------  ------   ------
 Total from investment
 operations.............     2.25      2.43    (0.94)      0.94     0.77     2.72   (0.32)    0.44
                         --------  --------  -------   --------  -------  -------  ------   ------
 Less distributions:
  Dividends from net
  investment income.....    (0.56)    (0.34)   (0.35)     (0.19)   (0.28)   (0.29)  (0.33)   (0.28)
  Distributions from
  capital gains.........    (0.66)      --      0.00      (0.19)    0.00     0.00    0.00     0.00
                         --------  --------  -------   --------  -------  -------  ------   ------
 Total distributions....    (1.22)    (0.34)   (0.35)     (0.38)   (0.28)   (0.29)  (0.33)   (0.28)
                         --------  --------  -------   --------  -------  -------  ------   ------
 Net asset value, end of
 year................... $  14.82  $  13.79  $ 11.70   $  12.99  $ 12.43  $ 11.94  $ 9.51   $10.16
                         ========  ========  =======   ========  =======  =======  ======   ======
Total return............    16.36%    20.80%   (7.27)%     7.59%    6.23%   28.93%  (3.18)%   3.90%++
                         ========  ========  =======   ========  =======  =======  ======   ======
Ratios to average net
assets/supplemental
data:
 Net assets, end of year
 (000's omitted)........ $136,660  $118,589  $99,854   $108,690  $37,696  $10,031  $5,426   $5,443
 Ratio of operating
 expenses to average net
 assets.................     1.00%     1.01%    1.00%      1.01%    1.04%    1.50%   1.52%    2.69%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............       --        --       --       0.04%    0.20%    0.68%   1.27%    0.19%+
 Ratio of net investment
 income to average net
 assets.................     3.83%     3.41%    2.62%      2.12%    2.38%    2.71%   3.38%    3.07%+
 Portfolio turnover
 rate...................       45%      113%      66%        55%      27%      68%    100%     196%
 Average commission rate
 paid(a)................  $0.0597       N/A      N/A        N/A      N/A      N/A     N/A      N/A

-------------------
  * The Fully Managed Series commenced operations on January 24, 1989.

 ** Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Port-folio Manager for the Fully Managed Series. Prior to that date, a differ-ent firm served as Portfolio Manager.

  + Annualized.

  ++Non-annualized.

(a) Average commission rate per share of portfolio securities purchased and sold by the Series.

LIMITED MATURITY BOND SERIES**

  For a share of beneficial interest outstanding throughout each year.

                                             YEAR ENDED DECEMBER 31
                         -----------------------------------------------------------------------
                          1996#    1995     1994      1993     1992     1991     1990     1989*
                         -------  -------  -------   -------  -------  -------  -------  -------
Net asset value,
beginning of year....... $ 11.15  $  9.98  $ 10.62   $ 10.43  $ 10.54  $ 10.15  $ 10.16  $ 10.00
                         -------  -------  -------   -------  -------  -------  -------  -------
 Income/(loss) from
 investment operations:
  Net investment
  income................    0.59     0.60     0.51      0.40     0.60     0.68     0.72     0.74
  Net realized and
  unrealized gain/(loss)
  on investments........   (0.13)    0.57    (0.64)     0.23    (0.11)    0.42       --     0.19
                         -------  -------  -------   -------  -------  -------  -------  -------
 Total from investment
 operations.............    0.46     1.17    (0.13)     0.63     0.49     1.10     0.72     0.93
                         -------  -------  -------   -------  -------  -------  -------  -------
 Less distributions:
  Dividends from net
  investment income.....   (1.15)      --    (0.51)    (0.40)   (0.60)   (0.68)   (0.72)   (0.74)
  Distributions from
  capital gains.........   (0.03)      --     0.00     (0.04)    0.00    (0.03)   (0.01)   (0.03)
                         -------  -------  -------   -------  -------  -------  -------  -------
 Total distributions....   (1.18)      --    (0.51)    (0.44)   (0.60)   (0.71)   (0.73)   (0.77)
                         -------  -------  -------   -------  -------  -------  -------  -------
 Net asset value, end of
 year................... $ 10.43  $ 11.15  $  9.98   $ 10.62  $ 10.43  $ 10.54  $ 10.15  $ 10.16
                         =======  =======  =======   =======  =======  =======  =======  =======
Total return............    4.32%   11.72%   (1.19)%    6.20%    4.84%   11.27%    7.87%    9.69%++
                         =======  =======  =======   =======  =======  =======  =======  =======
Ratios to average net
assets/supplemental
data:
 Net assets, end of year
 (000's omitted)........ $81,317  $90,081  $72,213   $72,219  $40,213  $16,144  $ 8,321  $ 2,631
 Ratio of operating
 expenses to average net
 assets.................    0.61%    0.61%    0.60%     0.61%    0.72%    0.87%    0.81%    1.11%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      --       --       --      0.04%    0.27%    0.89%    2.09%    3.22%+
 Ratio of net investment
 income to average net
 assets.................    5.33%    5.58%    4.73%     4.64%    5.71%    6.58%    7.47%    8.56%+
 Portfolio turnover
 rate...................     250%     302%     209%      115%      63%     465%     373%     354%

-------------------
  * The Limited Maturity Bond Series commenced operations on January 24, 1989.

 ** Since August 14, 1996, Equitable Investment Services, Inc. has served as
    Portfolio Manager for the Limited Maturity Bond Series. Prior to that date, other firms served as Portfolio Manager.

  + Annualized.

  ++Non-annualized.

  # Per share numbers have been calculated using monthly average share method, which more appropriately represents the per share data for the period.

HARD ASSETS SERIES*

  For a share of beneficial interest outstanding throughout each year.

                                           YEAR ENDED DECEMBER 31
                         --------------------------------------------------------------------
                          1996     1995     1994     1993     1992     1991    1990    1989*
                         -------  -------  -------  -------  ------   ------  ------   ------
Net asset value,
beginning of year....... $ 15.04  $ 13.88  $ 13.89  $  9.31  $10.46   $10.11  $11.89   $10.00
                         -------  -------  -------  -------  ------   ------  ------   ------
 Income/(loss) from
 investment operations:
  Net investment
  income/(loss).........    0.05     0.15     0.13     0.07    0.14     0.13    0.13    (0.35)
  Net realized and
  unrealized gain/(loss)
  on investments........    4.92     1.34     0.23     4.58   (1.15)    0.35   (1.78)    2.26
                         -------  -------  -------  -------  ------   ------  ------   ------
 Total from investment
 operations.............    4.97     1.49     0.36     4.65   (1.01)    0.48   (1.65)    1.91
                         -------  -------  -------  -------  ------   ------  ------   ------
 Less distributions:
  Dividends from net
  investment income.....   (0.07)   (0.13)   (0.13)   (0.07)  (0.14)   (0.13)  (0.13)    0.00
  Distributions from
  capital gains.........   (2.09)   (0.20)   (0.24)    0.00    0.00     0.00    0.00    (0.02)
                         -------  -------  -------  -------  ------   ------  ------   ------
 Total distributions....   (2.16)   (0.33)   (0.37)   (0.07)  (0.14)   (0.13)  (0.13)   (0.02)
                         -------  -------  -------  -------  ------   ------  ------   ------
 Net asset value, end of
 year................... $ 17.85  $ 15.04  $ 13.88  $ 13.89  $ 9.31   $10.46  $10.11   $11.89
                         =======  =======  =======  =======  ======   ======  ======   ======
Total return............   33.17%   10.69%    2.53%   49.93%  (9.81)%   4.70% (13.84)%  18.96%++
                         =======  =======  =======  =======  ======   ======  ======   ======
Ratios to average net
assets/supplemental
data:
 Net assets, end of year
 (000's omitted)........ $43,903  $27,147  $32,879  $21,517  $2,916   $2,702  $2,552   $2,383
 Ratio of operating
 expenses to average net
 assets.................    1.00%    1.01%    1.00%    1.05%   1.50%    1.50%   1.53%    5.46%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      --       --       --     0.08%   0.89%    1.94%   1.93%    1.36%+
 Ratio of net investment
 income to average net
 assets.................    0.34%    0.89%    1.01%    1.03%   1.38%    1.21%   1.21%   (3.65)%+
 Portfolio turnover
 rate...................      96%      24%      25%       5%     19%      39%     54%      22%
 Average commission rate
 paid (a)............... $0.0252      N/A      N/A      N/A     N/A      N/A     N/A      N/A

-------------------
 * Prior to January 23, 1997, the Hard Assets Series was named the Natural Re-sources Series. The Series commenced operations on January 24, 1989.

 + Annualized.

 ++Non-annualized.

(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

REAL ESTATE SERIES**

  For a share of beneficial interest outstanding throughout each year.

                                           YEAR ENDED DECEMBER 31
                         -------------------------------------------------------------------
                          1996     1995     1994     1993     1992    1991    1990    1989*
                         -------  -------  -------  -------  -------  -----  ------   ------
Net asset value,
beginning of year.......  $12.63  $ 11.29  $ 11.18  $  9.81  $  9.02  $7.05  $ 9.53   $10.00
                         -------  -------  -------  -------  -------  -----  ------
 Income/(loss) from
 investment operations:
  Net investment
  income................    0.70     0.75     0.60     0.32     0.52   0.42    0.50     0.05
  Net realized and
  unrealized gain/(loss)
  on investments........    3.70     1.12     0.11#    1.37#    0.79   1.97   (2.48)   (0.06)
                         -------  -------  -------  -------  -------  -----  ------   ------
 Total from investment
 operations.............    4.40     1.87     0.71     1.69     1.31   2.39   (1.98)   (0.01)
                         -------  -------  -------  -------  -------  -----  ------   ------
 Less distributions:
  Dividends from net
  investment income.....   (0.77)   (0.53)   (0.60)   (0.32)   (0.52) (0.42)  (0.50)   (0.05)
  Distributions from
  capital gains.........   (0.28)      --     0.00     0.00     0.00   0.00    0.00    (0.41)#
  Paid in capital.......      --       --       --       --       --     --      --    (0.11)
                         -------  -------  -------  -------  -------  -----  ------   ------
 Total distributions....   (1.05)   (0.53)   (0.60)   (0.32)   (0.52) (0.42)  (0.50)   (0.46)
                         -------  -------  -------  -------  -------  -----  ------   ------
 Net asset value, end of
 year...................  $15.98  $ 12.63  $ 11.29  $ 11.18  $  9.81  $9.02  $ 7.05   $ 9.53
                         =======  =======  =======  =======  =======  =====  ======   ======
Total return............   35.30%   16.59%    6.34%   17.27%   13.87% 34.06% (20.78)%  (1.22)%++
                         =======  =======  =======  =======  =======  =====  ======   ======
Ratios to average net
assets/supplemental
data:
 Net assets, end of year
 (000's omitted)........ $51,135  $34,975  $37,336  $29,000  $ 3,739  $ 710  $  320   $  670
 Ratio of operating
 expenses to average net
 assets.................    1.00%    1.01%    1.00%    1.04%    1.18%  1.53%   1.48%    5.79%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      --       --       --     0.10%    1.79% 11.17%  10.80%    1.32%+
 Ratio of net investment
 income to average net
 assets.................    5.53%    5.79%    5.31%    4.69%    5.74%  5.00%   5.95%    0.55%+
 Portfolio turnover
 rate...................      31%      53%      64%      38%      18%    54%     47%      83%
 Average commission rate
 paid(a)................ $0.0647      N/A      N/A      N/A      N/A    N/A     N/A      N/A

-------------------
   * The Real Estate Series commenced operations on January 24, 1989.

  ** Since January 1, 1995, E.I.I. Realty Securities, Inc. has served as Port-folio Manager for the Real Estate Series. Prior to that date, different firms served as Portfolio Manager.


  # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of shares.

   + Annualized.

   ++Non-annualized.
  (a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

ALL-GROWTH SERIES**

  For a share of beneficial interest outstanding throughout each year.

                                            YEAR ENDED DECEMBER 31
                         ------------------------------------------------------------------------
                          1996      1995     1994      1993     1992      1991     1990    1989*
                         -------   -------  -------   -------  -------   -------  ------   ------
Net asset value,
beginning of year....... $ 13.78   $ 11.86  $ 13.42   $ 12.64  $ 13.05   $  9.65  $10.59   $10.00
                         -------   -------  -------   -------  -------   -------  ------   ------
 Income/(loss) from
 investment operations:
  Net investment
  income................    0.14      0.18     0.11      0.05     0.08      0.11    0.19     0.09
  Net realized and
  unrealized gain/(loss)
  on investments........   (0.23)     2.47    (1.56)     0.78    (0.41)     3.40   (0.94)    0.66
                         -------   -------  -------   -------  -------   -------  ------   ------
 Total from investment
 operations.............   (0.09)     2.65    (1.45)     0.83    (0.33)     3.51   (0.75)    0.75
                         -------   -------  -------   -------  -------   -------  ------   ------
 Less distributions:
  Dividends from net
  investment income.....   (0.14)    (0.14)   (0.11)    (0.05)   (0.08)    (0.11)  (0.19)   (0.09)
  Distributions from
  capital gains.........   (0.16)    (0.59)    0.00      0.00     0.00      0.00    0.00       --
  Paid in capital.......      --        --       --        --       --        --      --    (0.07)
                         -------   -------  -------   -------  -------   -------  ------   ------
 Total distributions....   (0.30)    (0.73)   (0.11)    (0.05)   (0.08)    (0.11)  (0.19)   (0.16)
                         -------   -------  -------   -------  -------   -------  ------   ------
 Net asset value, end of
 year................... $ 13.39   $ 13.78  $ 11.86   $ 13.42  $ 12.64   $ 13.05  $ 9.65   $10.59
                         =======   =======  =======   =======  =======   =======  ======   ======
Total return............   (0.57)%   22.42%  (10.77)%    6.56%   (2.59)%   36.48%  (7.35)%   7.20%++
                         =======   =======  =======   =======  =======   =======  ======   ======
Ratios to average net
assets/supplemental
data:
 Net assets, end of year
 (000's omitted)........ $78,750   $93,198  $71,218   $56,491  $24,202   $11,857  $5,005   $3,572
 Ratio of operating
 expenses to average net
 assets.................    1.00%     1.01%    1.00%     1.01%    1.31%     1.48%   1.51%    3.23%+
 Decrease reflected in
 above expense ratio due
 to expense
 limitations............      --        --       --      0.01%    0.04%     0.40%   1.51%    0.38%+
 Ratio of net investment
 income to average net
 assets.................    0.86%     1.42%    1.08%     0.52%    0.61%     0.94%   1.99%    0.94%+
 Portfolio turnover
 rate...................     118%       81%     196%       29%      20%       31%     88%      54%
 Average commission rate
 paid (a)............... $0.0592       N/A      N/A       N/A      N/A       N/A     N/A      N/A

-------------------
  * The All-Growth Series commenced operations on January 24, 1989.

 ** Since February 3, 1997, Pilgrim Baxter & Associates, Ltd. has served as
    Portfolio Manager for the All-Growth Series. Prior to that date, a differ-ent firm served as Portfolio Manager.

  + Annualized.

  ++Non-annualized.

(a) Average commission rate paid per share of portfolio securities purchased and sold by the series.

CAPITAL APPRECIATION SERIES

  For a share of beneficial interest outstanding throughout each year.

                                        YEAR ENDED DECEMBER 31
                               ----------------------------------------------
                                 1996      1995     1994      1993     1992*
                               --------  --------  -------   -------  -------
Net asset value, beginning of
year.........................  $  13.51  $  11.34  $ 11.76   $ 11.00  $ 10.00
                               --------  --------  -------   -------  -------
 Income/(loss) from
 investment operations:
  Net investment income......      0.16      0.19     0.23      0.13     0.12
  Net realized and unrealized
  gain/(loss) on
  investments................      2.57      3.22    (0.42)     0.78     1.00
                               --------  --------  -------   -------  -------
 Total from investment
 operations..................      2.73      3.41    (0.19)     0.91     1.12
                               --------  --------  -------   -------  -------
 Less distributions:
  Dividends from net
  investment income..........     (0.17)    (0.15)   (0.23)    (0.13)   (0.12)
  Distributions from capital
  gains......................     (1.01)    (1.09)      --     (0.02)      --
                               --------  --------  -------   -------  -------
 Total distributions.........     (1.18)    (1.24)   (0.23)    (0.15)   (0.12)
                               --------  --------  -------   -------  -------
 Net asset value, end of
 year........................  $  15.06  $  13.51  $ 11.34   $ 11.76  $ 11.00
                               ========  ========  =======   =======  =======
Total return.................     20.26%    30.16%   (1.59)%    8.31%   10.87%++
                               ========  ========  =======   =======  =======
Ratios to average net
assets/supplemental data:
 Net assets, end of year
 (000's omitted).............  $148,752  $122,227  $88,890   $87,219  $18,645
 Ratio of operating expenses
 to average net assets.......      1.00%     1.01%    1.00%     1.02%    0.91%+
 Decrease reflected in above
 expense ratio due to expense
 limitations.................        --        --       --      0.04%    0.27%+
 Ratio of net investment
 income to average net
 assets......................      1.12%     1.53%    1.96%     1.69%    2.06%+
 Portfolio turnover rate.....        64%       98%      84%       67%       6%
 Average commission rate
 paid(a).....................  $ 0.0590       N/A      N/A       N/A      N/A

RISING DIVIDENDS SERIES

  For a share of beneficial interest outstanding throughout each year.

                                              YEAR ENDED DECEMBER 31
                                         -----------------------------------
                                           1996     1995     1994    1993**
                                         --------  -------  -------  -------
Net asset value, beginning of year...... $  13.30  $ 10.22  $ 10.30  $ 10.00
                                         --------  -------  -------  -------
 Income from investment operations:
  Net investment income.................     0.14     0.13     0.14     0.01
  Net realized and unrealized
   gain/(loss) on investments...........     2.61     3.04    (0.08)    0.30
                                         --------  -------  -------  -------
 Total from investment operations.......     2.75     3.17     0.06     0.31
                                         --------  -------  -------  -------
 Less distributions:
  Dividends from net investment income..    (0.13)   (0.09)   (0.14)   (0.01)
  Distributions from capital gains......    (0.11)      --       --       --
                                         --------  -------  -------  -------
 Total distributions....................    (0.24)   (0.09)   (0.14)   (0.01)
                                         --------  -------  -------  -------
 Net asset value, end of year........... $  15.81  $ 13.30  $ 10.22  $ 10.30
                                         ========  =======  =======  =======
Total return............................    20.65%   31.06%    0.59%    3.10%++
                                         ========  =======  =======  =======
Ratios to average net
 assets/supplemental data:
 Net assets, end of year (000's
  omitted).............................. $126,239  $81,210  $50,712  $14,430
 Ratio of operating expenses to average
  net assets............................     1.00%    1.01%    1.00%    0.24%++
 Ratio of net investment income to aver-
  age net assets........................     0.99%    1.24%    1.88%    0.34%++
 Portfolio turnover rate................       15%      43%      26%       3%
 Average commission rate paid(a)........ $ 0.0600      N/A      N/A      N/A

-------------------
  * The Capital Appreciation Series commenced operations on May 4, 1992.
 ** The Rising Dividends Series commenced operations on October 4, 1993.
  + Annualized.
  ++Non-annualized.
(a) Average commission rate paid per share of portfolio securities purchased and sold by the Series.

EMERGING MARKETS SERIES

  For a share of beneficial interest outstanding throughout each year.

                                            YEAR ENDED DECEMBER 31
                                        ------------------------------------
                                         1996     1995      1994      1993*
                                        -------  -------   -------   -------
Net asset value, beginning of year..... $  9.06  $ 10.08   $ 12.44   $ 10.00
                                        -------  -------   -------   -------
 Income/(loss) from investment
 operations:
  Net investment income................    0.04     0.04      0.00      0.00
  Net realized and unrealized
   gain/(loss) on investments..........    0.62    (1.06)    (1.89)     2.44
                                        -------  -------   -------   -------
 Total from investment operations......    0.66    (1.02)    (1.89)     2.44
                                        -------  -------   -------   -------
 Less distributions:
  Dividends from net investment in-
   come................................      --       --      0.00      0.00
  Distributions from capital gains.....      --    (0.00)#   (0.47)     0.00
                                        -------  -------   -------   -------
 Total distributions...................      --    (0.00)    (0.47)     0.00
                                        -------  -------   -------   -------
 Net asset value, end of year.......... $  9.72  $  9.06   $ 10.08   $ 12.44
                                        =======  =======   =======   =======
Total return...........................    7.28%  (10.11)%  (15.18)%   24.40%++
                                        =======  =======   =======   =======
Ratios to average net
 assets/supplemental data:
 Net assets, end of year (000's omit-
  ted)................................. $51,510  $47,974   $65,224   $31,181
 Ratio of operating expenses to average
  net assets...........................    1.55%    1.53%     1.73%     0.38%++
 Ratio of net investment income to av-
  erage net assets.....................    0.38%    0.40%     0.03%     0.00%++
 Portfolio turnover rate...............     136%     141%      106%     0.00%
 Average commission rate paid(a)....... $0.0007      N/A       N/A       N/A

VALUE EQUITY SERIES

  For a share of beneficial interest outstanding throughout each year.

                                                      YEAR ENDED DECEMBER 31
                                                      -------------------------
                                                         1996        1995**
                                                      -----------  ------------
Net asset value, beginning of the year............... $     13.18  $     10.00
                                                      -----------  -----------
 Income from investment operations:
  Net investment income..............................        0.22         0.08
  Net realized and unrealized gain on investments....        1.18         3.44
                                                      -----------  -----------
 Total from investment operations....................        1.40         3.52
                                                      -----------  -----------
 Less distributions:
  Dividends from net investment income...............       (0.19)       (0.06)
  Distributions from capital gains...................       (0.47)       (0.28)
                                                      -----------  -----------
 Total distributions.................................       (0.66)       (0.34)
                                                      -----------  -----------
 Net asset value, end of year........................ $     13.92  $     13.18
                                                      ===========  ===========
Total return.........................................       10.62%       35.21%
                                                      ===========  ===========
Ratios to average net assets/supplemental data:
 Net assets, end of year (in 000's).................. $    44,620  $    28,830
 Ratio of operating expenses to average net assets...        1.00%        1.01%
 Ratio of net investment income to average net as-
  sets...............................................        1.80%        1.53%
 Portfolio turnover rate.............................         131%          86%
 Average commission rate paid(a)..................... $    0.0575          N/A

-------------------
  *The Emerging Markets Series commenced operations on October 4, 1993. **The Value Equity Series commenced operations on January 1, 1995.
  #Amount represents less than $0.01 per share.
  ++Non-annualized.

STRATEGIC EQUITY SERIES

  For a share of beneficial interest outstanding throughout each year.

                                                     YEAR ENDED DECEMBER 31
                                                     -----------------------
                                                       1996##       1995*
                                                     -----------  ----------
Net asset value, beginning of year.................. $     10.01  $    10.00
                                                     -----------  ----------
 Income from investment operations
  Net investment income.............................        0.23        0.06
  Net realized and unrealized gain/(loss) on invest-
   ments............................................        1.71       (0.03)#
                                                     -----------  ----------
 Total from investment operations...................        1.94        0.03
                                                     -----------  ----------
 Less Distributions:
  Dividends from net investment income..............       (0.14)      (0.02)
  Distributions from capital gains..................       (0.13)         --
                                                     -----------  ----------
 Total Distributions................................       (0.27)      (0.02)
                                                     -----------  ----------
 Net asset value, end of year....................... $     11.68  $    10.01
                                                     ===========  ==========
Total return........................................       19.39%       0.33%++
Ratios to average net assets/supplemental data:
 Net assets, end of year (in 000's)................. $    30,423  $    8,067
 Ratio of operating expenses to average net assets..        1.00%       1.00%+
 Ratio of net investment income to average net as-
  sets..............................................        2.05%       4.04%+
 Portfolio turnover rate............................         133%         29%

SMALL CAP SERIES

  For a share of beneficial interest outstanding throughout the year.

                                                                   YEAR ENDED
                                                                   DECEMBER 31
                                                                   -----------
                                                                     1996**
                                                                   -----------
Net asset value, beginning of year................................   $ 10.00
                                                                     -------
 Income from investment operations:
  Net investment loss.............................................     (0.01)
  Net realized and unrealized gain on investments.................      2.02
                                                                     -------
 Total from investment operations.................................      2.01
                                                                     -------
 Less Distributions:
  Dividends from net investment income............................        --
  Distributions from capital gains................................        --
                                                                     -------
 Total distributions..............................................        --
                                                                     -------
 Net asset value, end of year.....................................   $ 12.01
                                                                     -------
Total return......................................................     20.10%++
                                                                     =======
Ratios to average net assets/supplemental data:
 Net assets, end of year (in 000's)...............................   $34,365
 Ratio of operating expenses to average net assets................      0.99%++
 Ratio of net investment loss to average net assets...............     (0.08)%++
 Portfolio turnover rate..........................................       117%
 Average commission rate paid(a)..................................   $0.0621

-------------------
* The Strategic Equity Series commenced operations on October 2, 1995. ** The Small Cap Series commenced operations on January 3, 1996.

+  Annualized.

++ Non-annualized.

# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of shares.
## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a)Average commission rate paid per share of portfolio securities purchased and sold by the Series.

MANAGED GLOBAL SERIES**
  For a share of beneficial interest outstanding throughout each year.

                                          YEAR ENDED DECEMBER 31
                                 ---------------------------------------------
                                 1996***#   1995#    1994#     1993#   1992*#
                                 --------  -------  -------   -------  -------
Net asset value, beginning of
year............................ $  9.96   $  9.26  $ 10.67   $ 10.01  $ 10.00
                                 -------   -------  -------   -------  -------
 Income/(loss) from investment
 operations:
  Net investment income (loss)
  #.............................    0.04      0.05     0.07      0.06     0.02
  Net realized and unrealized
  gain/(loss) on investments....    1.18      0.65    (1.48)     0.60    (0.01)
                                 -------   -------  -------   -------  -------
 Total from investment
 operations.....................    1.22      0.70    (1.48)     0.66     0.01
                                 -------   -------  -------   -------  -------
 Less Distributions:
  Dividends from net investment
  income........................      --        --       --        --       --
  Distributions from capital
  gains.........................   (0.05)       --       --        --       --
                                 -------   -------  -------   -------  -------
 Total distributions............   (0.05)       --       --        --       --
                                 -------   -------  -------   -------  -------
 Net asset value, end of year... $ 11.13   $  9.96  $  9.26   $ 10.67  $ 10.01
                                 =======   =======  =======   =======  =======
Total Return....................   12.27%     7.56%  (13.21)%    6.59%    0.10%
                                 =======   =======  =======   =======  =======
Ratios to average net
assets/supplemental data:
 Net assets, end of year (in
 000's)......................... $86,376   $72,419  $86,255   $88,510  $38,699
 Ratio of operating expenses
 average net assets.............    1.26%     1.25%    1.31%     1.69%    0.34%+
 Decrease reflected in above
 expense ratio due to expense
 limitations ***................      --      0.09%    0.09%     0.03%      --+
 Ratio of net investment income
 to average net assets..........    0.39%     0.51%    0.69%     0.56%    0.28%+
 Portfolio turnover rate........     141%       44%     N/A       N/A      N/A
 Average commission rate paid
 (a)............................ $0.0222       N/A      N/A       N/A      N/A


-------------------
  * The Managed Global Account of Separate Account D of Golden American Life Insurance Company (the "Account") commenced operations on October 21, 1992.

 ** Since July 1, 1994, Warburg, Pincus Counsellors, Inc. has served as Port-folio Manager of the Account. Prior to that date, a different firm served as Portfolio Manager.

*** On September 3, 1996, the Account was reorganized into the Trust. Net in-vestment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations (See Note 6).

  + Non-annualized.

  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the pe-riod.
 (a)Average commission rate paid per share of portfolio securities purchased and sold by the Series.

LIQUID ASSET SERIES**

  For a share of beneficial interest outstanding throughout each year.

                                             YEAR ENDED DECEMBER 31
                          -------------------------------------------------------------------
                           1996     1995     1994     1993     1992     1991    1990   1989*
                          -------  -------  -------  -------  -------  ------  ------  ------
Net asset value,
beginning of year.......  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                          -------  -------  -------  -------  -------  ------  ------  ------
 Income from investment
 operations:
  Net investment in-
   come.................    0.049    0.054     0.04     0.03     0.03    0.05    0.07    0.08
                          -------  -------  -------  -------  -------  ------  ------  ------
 Total from investment
 operations.............    0.049    0.054     0.04     0.03     0.03    0.05    0.07    0.08
                          -------  -------  -------  -------  -------  ------  ------  ------
 Less distributions:
  Dividends from
  investment income.....   (0.049)  (0.054)   (0.04)   (0.03)   (0.03)  (0.05)  (0.07)  (0.08)
                          -------  -------  -------  -------  -------  ------  ------  ------
 Total distributions....   (0.049)  (0.054)   (0.04)   (0.03)   (0.03)  (0.05)  (0.07)  (0.08)
                          -------  -------  -------  -------  -------  ------  ------  ------
 Net asset value, end of
 year...................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                          =======  =======  =======  =======  =======  ======  ======  ======
Total return............     5.01%    5.51%    3.89%    2.64%    3.13%   5.66%   7.75%   7.67%++
                          =======  =======  =======  =======  =======  ======  ======  ======
Ratios to average net
 assets/supplemental da-
 ta:
 Net assets, end of year
  (000's omitted).......  $39,096  $38,589  $46,122  $16,808  $13,206  $9,790  $8,709  $2,352
 Ratio of operating
  expenses to average
  net assets............     0.61%    0.61%    0.61%    0.61%    0.74%   0.76%   0.66%   0.90%+
 Decrease reflected in
  above expense ratio
  due to expense
  limitations...........       --       --       --     0.08%    0.50%   1.01%   1.84%   3.26%+
 Ratio of net investment
  income to average net
  assets................     4.89%    5.39%    3.89%    2.60%    3.04%   5.48%   7.56%   8.99%+


-------------------
 *The Liquid Asset Series commenced operations on January 24, 1989.

** Since August 14, 1996, Equitable Investment Services, Inc. has served as
   Portfolio Manager for the Liquid Asset Series. Prior to that date, other firms served as Portfolio Manager.

 +Annualized.

 ++Non-annualized.

 INVESTMENT OBJECTIVES AND POLICIES

Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manag-er. There can be no assurance that any of the Series will achieve its invest-ment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should care-fully consider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the indi-vidual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital apprecia-tion and there is a substantial risk of decline. With respect to debt securi-ties, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

Each Series except the Managed Global and Hard Assets Series is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with respect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. The Managed Global and Hard Assets Series are classified as "non-diversified," which means that each Se-ries is not limited by the Investment Company Act of 1940 in the amount of as-sets that it may invest in the securities of a single issuer. However, the Managed Global and Hard Assets Series will meet the diversification requirements under the Internal Revenue Code applicable to mutual funds and variable contracts. Further, the Managed Global Series may not acquire the se-curities of any issuer if, as a result of such investment, more than 10% of the Series' assets would be invested in the securities of any one issuer, ex-cept that this restriction does not apply to U.S. Government securities or foreign government securities, and the Series may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer. Because the Series are "non-diversified" and may invest in a smaller number of individual issuers than a series which is "diversified," an investment in either Series may, under certain circum-stances, present greater risk to an investor than an investment in a series which is diversified. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more di-versified series. Each Series' policy on diversification is a fundamental pol-icy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them with-out shareholder approval.

MULTIPLE ALLOCATION SERIES
The investment objective of the Multiple Allocation Series is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strate-gies and techniques. The Portfolio Manager for the Series is Zweig Advisors Inc.

In seeking to maximize total return, the Series will follow an asset alloca-tion strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Series' investments will be designed to maximize total return during all economic and financial environments, consis-tent with the preservation of capital and elimination of unnecessary risk, as determined by the Portfolio Manager.

The Series will invest up to 60% of its total assets in U.S. Government secu-rities and investment grade debt securities of domestic and foreign issuers, and up to 50% of its total assets in equity securities, including common and preferred stocks, convertible debt securi-ties, and warrants. If the Portfolio Manager deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a sub-stantially higher percentage (but generally not more than 60%) of the Series' total assets may be invested in such equity securities. If, however, the Port-folio Manager believes that the stock market investment environment is uncer-tain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in debt securities and/or money market instruments. During periods when the Port-folio Manager believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash.

Furthermore, if the Portfolio Manager believes that inflationary or monetary conditions warrant a significant investment in companies involved in gold op-erations, the Series may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distrib-uting gold or other precious metals.

The Portfolio Manager will determine the extent of the Series' investment in debt and equity securities, primarily on the basis of various debt and equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The debt market timing techniques incorporate various indicators, including the momentum of bond prices, short-term interest rate trends, infla-tion indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the debt markets. The equity market timing techniques incorporate general mar-ket indicators, including interest rate and monetary analysis, market senti-ment indicators, price and trading volume statistics, and measures of valua-tion, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall perfor-mance and the risk of the stock market. There is no assurance that these debt or equity market timing techniques will eliminate the risks of debt and equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such op-tions; short sales of securities; purchasing and selling stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of "special situation" companies, "gold operations" companies, and foreign issuers; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities. The debt and equity components of the Series' portfolio may include such investments.

The maturities of the debt securities in the Series' portfolio will vary based in large part on the Portfolio Manager's expectations as to future changes in interest rates. However, the Portfolio Manager expects that the debt component of the Series' portfolio will normally be invested primarily in intermediate debt securities, i.e., those with remaining maturities of five to ten years, and/or long-term debt securities, i.e., those with remaining maturities in ex-cess of ten years. The Portfolio Manager expects that the equity portion of the Series' portfolio will be widely diversified by both industry and the num-ber of issuers. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of a proprietary com-puter-driven stock selection model that evaluates and ranks higher dividend yield stocks. The Portfolio Manager will consider, from a list of approxi-mately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Portfolio Manager will then use, for the selec-tion of stocks, a proprietary computer-driven stock selection model that eval-uates and ranks such higher dividend yield stocks on the basis of various fac-tors, which may include earnings momentum, earnings growth, price-to-book val-ue, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. Such stock selection model may evolve or be re-placed by other stock selection techniques intended to achieve the Series' objective.

From time to time the Series may invest in companies that are determined by the Portfolio Manager to represent a "special situation." A special situation reflects securities which are expected to be accorded favorable or unfavorable market recognition within a reasonably estimable period of time, at an appreciated or depreciated value, respectively, solely by reason of a develop-ment particularly or uniquely applicable to the issuing company. Developments that may create special situations include, among others: a buy out; expected market recognition of asset value; asset reorganization; recapitalization, tender offer or merger; material litigation; technological breakthrough; and new management or management policies. However, since the situations may not develop as anticipated, e.g., a tender offer may be successfully defended against or a merger may fall through, the Series could incur losses.

The Series may also invest in the equity securities (particularly common stocks) of companies involved in the exploration, mining, development, produc-tion, and distribution of gold. The Series may invest in issuers located in any part of the world. The Portfolio Manager believes that the securities of companies involved in gold operations may offer protection against inflation and monetary instability and, thus, when deemed appropriate by the Portfolio Manager, the Series may invest up to 10% of its total assets in such securi-ties. The Series may also invest in the securities of other companies primar-ily engaged in the exploration, mining, processing, fabrication, or distribu-tion of other natural resources, including minerals and metals such as silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates, but the Series expects that such investments would be secondary to investments in companies involved in gold operations, as protection against inflation and monetary instability. Investment in gold and other natural resources presents risks because the prices of gold and such other resources have fluctuated sub-stantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The prices of gold shares and other mining shares frequently fluctuate even more dramatically than the prices of gold and other resources. The unstable politi-cal and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities in South African companies.

The Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a de-cline in market price. The Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular secu-rity or group of securities is likely as a result of an unfavorable "special situation" or other reasons. The Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementa-tion of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline. For ad-ditional information, see "Description of Securities and Investment Tech-niques -- Short Sales."

The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. As further described under "Borrowing," in the discussion on "Description of Securities and Investment Techniques," any such borrowing will be made only from banks and is subject to certain percent-age limitations described under "Borrowing."

FULLY MANAGED SERIES
The Fully Managed Series' investment objective is to earn, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securi-ties and money market instruments to preserve its principal value during un-certain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others. Total investment return consists of current income, including dividends, interest and discount accruals, and capital ap-preciation. Current income will be an important component of the Series' ef-fort to maximize total return. The Portfolio Manager for the Series is T. Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well-known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valua-tion" discipline to identify stocks whose prospects for price appreciation, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real es-tate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well-recognized trademarks or es-tablished brand names; and the company's earnings or growth potential. The Portfolio Manager also seeks to identify securities that have been over-dis-counted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse condi-tions are reflected in the price of the company's securities, the risks asso-ciated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most investors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securi-ties purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the follow-ing money market instruments which have remaining maturities not exceeding one year: (i) obligations issued or guaranteed by the U.S. Government, its agen-cies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of pur-chase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, in-cluding options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agree-ments and reverse repurchase agreements; lending portfolio securities to bro-kers, dealers, banks, or other recognized institutional borrowers of securi-ties; purchasing restricted securities; purchasing securities of foreign is-suers; entering into forward currency contracts and currency exchange transac-tions for hedging purposes; and borrowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

LIMITED MATURITY BOND SERIES
The Limited Maturity Bond Series' primary investment objective is the highest current income consistent with low risk to principal and liquidity. As a sec-ondary objective, the Series also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available with-out significant risk to principal. The Portfolio Manager for this Series is Equitable Investment Services, Inc.

The Series pursues its objectives primarily by investing in a diversified portfolio of limited maturity debt securities. These are short-to-intermedi-ate-term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate-term debt securities. Generally, the Series' portfolio securities are selected from as many as ten sectors of the fixed income market, each rep-resenting a different type of fixed income investment. The ten sectors are as follows:

(i) U.S. Treasury obligations;

(ii) U.S. Government agency and instrumentality securities;

(iii) repurchase agreements with respect to U.S. Treasury obligations and U.S. Government agency and instrumentality securities;

(iv) asset-backed securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies or collateralized by U.S. Treasury obligations or U.S. Government agency securities, mortgages pooled by high-quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans;

(v) banking industry obligations, including certificates of deposit, time de-posits, and bankers' acceptances issued by commercial banks;

(vi) savings industry obligations, including certificates of deposit and time deposits issued by savings and loan associations;

(vii)  corporate debt securities;

(viii) corporate commercial paper, consisting primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs;

(ix) variable or floating rate securities, the coupon rates of which vary with a designated money market index; and

(x)    foreign securities denominated in U.S. dollars.

For additional information as to the characteristics and risks of investments in several of these sectors, see the "Description of Securities and Investment Techniques" in this Prospectus.

The Portfolio Manager conducts a continuing review of sector yields and other information. These data are analyzed in light of market conditions and trends in order to determine which investment sectors offer the best values on a to-tal return basis. Where the yield of a sector exceeds that of comparable U.S. Treasury obligations, the excess yield or "premium" is analyzed to determine whether and to what extent it reflects additional risk in that sector. During periods that yield differentials available in the non-governmental sectors do not appear to justify the additional risks involved, the Series will invest more heavily in U.S. Treasury obligations and U.S. Government agency and in-strumentality securities.

Ordinarily, the Series' portfolio will include securities from five or more of the investment sectors. The Series does not intend to concentrate 25% or more of its total assets in debt securities of issuers in any single industry.

After the sectors for investment have been chosen, individual securities are selected from within these sectors on the basis of yield, creditworthiness, and liquidity. The Series will invest in corporate debt securities and vari-able or floating rate securities only if such securities are rated Baa or bet-ter by Moody's Investor Services, Inc. ("Moody's") or BBB or better by Stan-dard & Poor's Ratings Group ("Standard & Poor's"), or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that they are of equivalent quality. The Series will invest in corporate commercial paper only if rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager deter-mines that the commercial paper is of equivalent quality. For additional in-formation, see "Appendix 1: Description of Bond Ratings" in the Statement of Additional Information.

The Series seeks to reduce risk, increase income, and preserve or enhance to-tal return by actively managing the maturity of its portfolio in light of mar-ket conditions and trends. When, in the opinion of the Portfolio Manager, mar-ket indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

During periods of rising or falling interest rates, the Series may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options there-on. Such a strategy involves using the contracts as a maturity management de-vice that reduces risk and preserves total return while the Series is restruc-turing its portfolio in response to the changing interest rate environment. For information on such contracts, see "Description of Securities and Invest-ment Techniques."

The dollar-weighted average maturity of the Series' portfolio will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or float-ing rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the ma-turities of the securities underlying the futures contracts.

The Series may invest in private placements of debt securities. The Series may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Prospectus entitled "Description of Secu-rities and Investment Techniques."

HARD ASSETS SERIES
The Hard Assets Series, formerly the Natural Resources Series, seeks long-term capital appreciation. The Series seeks this objective by investing primarily in "Hard Asset Securities," that is equity and debt securities of companies engaged in the exploration, development, production, management, and distribu-tion of hard assets such as gold and other precious metals, strategic metals, minerals, oil, natural gas, coal and real estate investment trusts. The Series may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective; it is anticipated that the Se-ries will realize only a nominal amount of current income. The Series' Portfo-lio Manager is Van Eck Associates Corporation.

The Series' Portfolio Manager believes securities of some natural resources companies, sometimes referred to as "hard asset" companies, offer an opportu-nity to protect wealth against eroding monetary values. The Portfolio Manager believes that recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of money supply growth, have, at times, had long-term inflationary consequences. Generally, during pe-riods of accelerating inflation, the prices of many natural resources equity securities sometimes have risen faster than the rate of inflation; and the Portfolio Manager believes that they will continue to do so in the future. During such periods, interest rates and yields on industrial shares have ris-en, causing the prices of fixed income and industrial equity securities to de-cline. The Portfolio Manager anticipates that inflation and the price of cer-tain natural resources will continue on a long-term upward trend with alter-nating cycles as credit is overexpanded and subsequently tightened. Since the market action of shares of companies engaged in certain natural resources ac-tivities may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assur-ance that an increased rate of return or reduced fluctuation of a portfolio will be achieved. Thus, an investment in the Series' shares should be consid-ered part of an overall investment program rather than a complete investment program.

The Series may invest in securities of foreign issuers, including securities of South African issuers. The relative amount of the Series' investment in foreign issuers will change from time to time, and the Series is subject to certain guidelines for diversification of foreign security investments. In-vestments by the Series in securities of foreign issuers may involve particu-lar investment risks. See "Description of Securities and Investment Tech-niques" in this Prospectus. Political and social conditions in South Africa, due to former segregation policies of the South African government and unset-tled political conditions prevailing in South Africa and neighboring coun-tries, may pose certain risks to the Series' investments. If aggravated by lo-cal or international developments, such risks could have an adverse effect on investments in South Africa, including the Series' investments and, under cer-tain conditions, on the liquidity of the Series' portfolio and its ability to meet shareholder redemption requests.

The Series will normally invest at least 65% of its total assets in Hard Asset Securities. Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. See "Description of Securities and Investment Techniques--Indexed Securities and Structured Notes." The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production, management or distribution of one or more of the following (to-gether "Hard Assets"): (a) precious metals, (b) ferrous and non-ferrous met-als, (c) gas, petroleum, petrochemicals or other hydrocarbons, (d) forest products, (e) real estate, including real estate investment trusts, and (f) other basic non-agricultural commodities. Under normal market conditions, the Series will invest at least 5% of its assets in each of the first five sectors listed previously. The Series has a fundamental policy of concentrating in such industries and up to 50% of the Series' assets may be invested in any one of the above sectors. As a result, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. See "Hard Asset Securities."

Although the Series will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substan-tial real estate invest-ments. As a result, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. For a description of the risks, see "Description of Securities and Investment Techniques--Real Estate Securities."

The Series reserves the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins and other precious metal (silver and platinum) bullion. The Series may invest over 25% of its assets in securities of companies predominantly engaged in gold opera-tions, although the Series will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Series' as-sets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and in gold bullion and coins. The Series may also invest directly in other commodi-ties including petroleum and strategic metals. The Series may invest up to 35% of the value of its total assets in: (a) common stock of companies not engaged in natural resources/hard asset activities, (b) investment-grade corporate debt securities, (c) obligations issued or guaranteed by U.S. or foreign gov-ernments, (d) money market instruments, and (e) repurchase agreements.

During periods of less favorable economic and/or market conditions, the Series may make substantial investments for temporary defensive purposes in obliga-tions of the U.S. Government, certificates of deposit, bankers' acceptances, investment grade commercial paper, and repurchase agreements.

The Series may engage in short sales, and may lend portfolio securities. The Series may also invest up to 5% of its assets at the time of purchase in war-rants, and may purchase or sell put or call options on securities and foreign currencies. The Series may engage in futures contracts and options on those contracts. These techniques are described in "Description of Securities and Investment Techniques."

The Portfolio Manager believes the Series may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earn-ings or share prices for the Hard Asset Companies in the Series. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock mar-ket, including the stocks of Hard Asset Companies.

The Series seeks investment opportunities in the world's major stock, bond and commodity markets. The Series may invest in securities issued anywhere in the world, including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Series may invest in emerging markets. The Series may pur-chase securities in any foreign country, developed or underdeveloped. Invest-ors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global in-vesting involves economic and political considerations not typically applica-ble to the U.S. markets. See "Description of Securities and Investment Tech-niques."

The equity securities in which the Series mayinvest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other in-corporated entities or enterprises; "when issued" securities; "partly paid" securities (securities paid for over a period of time) and special classes of shares available only to foreign persons in those markets that restrict owner-ship of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Series may invest in certain deriva-tives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Series may invest include futures contracts, forward contracts options, swaps and structured notes and other similar secu-rities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described in the "Description of Securities and Investment Techniques." In addition, the Series may invest in futures and forward contracts and options on precious metals and other Hard Assets. See "Investment in Gold and Other Precious Metals."

Since the Series may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concen-trate in securities of companies engaged in gold operations, the Series may be subject to greater risks and market fluctuations than other investment compa-nies with more diversified portfolios. These risks are described further in "Description of Securities and Investment Techniques".

Investors should be aware that some of the instruments in which the Series may invest, such as structured or indexed notes, swaps and foreign securities, may be subject to periods of extreme volatility and illiquidity and may be diffi-cult to value. Despite these risks, some of which are noted below, these in-struments may offer unique investment opportunities. These techniques are de-scribed in "Description of Securities and Investment Techniques."

REAL ESTATE SERIES
The primary investment objective of the Real Estate Series is capital appreci-ation. Current income is a secondary objective. The Series seeks these objec-tives primarily through investment in publicly traded equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Securities are selected for long-term investment. It is generally not the policy of the Series to purchase securities merely for short-term gain, although there may be a limited number of short-term transactions. The Portfolio Manager for the Series is E.I.I. Realty Securities, Inc.

The Series will invest not less than 65% of its total assets in common and preferred stocks and convertible preferred securities of companies which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management, or sale of resi-dential, commercial, or industrial real estate, which include listed equity real estate investment trusts which own properties, and listed mortgage real estate investment trusts which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Series may invest more than 25% of its total assets in any of the foregoing sectors of the real estate industry. The Series' assets may, however, be in-vested in money market instruments and U.S. Government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defen-sive investment strategy.

The Series may invest up to 35% of its total assets in equity, debt, or con-vertible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building sup-plies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers. The Se-ries also may invest in the securities of companies unrelated to the real es-tate industry but which have significant real estate holdings believed to be undervalued relative to the price of the companies' securities.

In addition to the common and preferred stocks described above, the Series may invest up to 35% of its total assets in securities believed by the Portfolio Manager to be undervalued and have capital appreciation potential, including warrants and other rights to purchase securities (up to 5% of total assets), bonds, convertible securities, and publicly traded limited partnerships listed on national securities exchanges or NASDAQ. The Series may invest up to 5% of its total assets in bonds, convertible securities, and limited partnerships traded on the Toronto or London Stock Exchanges. The Series may also invest up to 20% of its assets, measured at the time of investment, in high yield con-vertible bonds that are rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager). See "High Yield Bonds."

There are risks inherent in the Series' investment policies. These risks are described in "Description of Securities and Investment Techniques--Real Estate Securities."

ALL-GROWTH SERIES
The All-Growth Series' investment objective is capital appreciation. The Se-ries seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio Manager for the Series is Pilgrim Baxter & Associ-ates, Ltd.

In considering securities for the Series, the Portfolio Manager (1) selects for investment those companies whose unique characteristics or proprietary ad-vantages, it believes, offer the best prospects for above average increases in revenues and earnings; (2) selects companies that tend to be grouped in indus-tries that, from time to time, are judged to be less likely to be affected by the business cycle and/or have already experienced the negative effects of the capital markets; and (3) monitors both companies and their industries to make certain they retain the characteristics that led to their selection in the first place.

The Series' investment policy stresses flexibility and adaptability in arrang-ing its portfolio to seek the desired results. Common stocks will generally constitute a majority of the portfolio, but the Series may invest in preferred stocks and debt securities (including money market obligations) when, in the judgment of the Portfolio Manager, a more conser-vative investment position seems appropriate in light of anticipated market conditions. The Series will not invest for purposes of exercising management or control.

Assets of the Series will be subject to the risks of investment in equity se-curities, i.e., there is no assurance of capital appreciation and there is a substantial risk of decline. Investment in the securities of unseasoned compa-nies may in some instances involve a higher degree of risk than investments in securities of companies with longer operating histories. Any current income from dividends received from such securities will be entirely incidental. The Series is not suitable for investors seeking a consistent and/or minimum level of income.

The Series may invest up to 10% of its assets in securities of foreign is-suers. The Series may also engage in short sales. The Series may also write "covered" listed put and call equity options including options on stock indi-ces, and purchase such options; purchase and sell stock index, interest rate, and other futures contracts; and purchase options on such futures. It is not the policy of the Series to invest in securities of companies with no operat-ing history. The Series is permitted to borrow for the purpose of making leveraged investments, subject to regulatory restrictions. For discussion of the risks involved in these investment techniques, see "Description of Securi-ties and Investment Techniques."

CAPITAL APPRECIATION SERIES
The investment objective of the Series is to generate long-term capital growth. In seeking this objective, the Series will invest primarily in common stock and preferred stock that will be allocated between two categories of stocks described below and referred to as "components." The components in which the Series will invest are the growth component and the value component. The Portfolio Manager for the Series is Chancellor LGT Asset Management, Inc.

The Portfolio Manager will allocate the Series' assets between the two compo-nents in an effort to maximize the potential for achieving the Series' overall objective. The Portfolio Manager may allocate the assets between the compo-nents in its discretion in any proportion that it deems appropriate. The Port-folio Manager is free to allocate the Series' assets such that, at any point in time, there may be little or no assets allocated to one of the components. The Portfolio Manager may select a particular security for inclusion in both components, provided that it meets the criteria for each component. The Port-folio Manager will select securities for each component based upon the crite-ria for each component as described below:

The Growth Component. The securities eligible for this component are those that the Portfolio Manager believes have the following characteristics: they have stability and quality of earnings and positive earnings momentum; have dominant competitive positions; and demonstrate above-average growth rates as compared to published Standard & Poor's 500 Composite Stock Price Index ("S&P 500") earnings projections.

The Value Component. Securities eligible for this component are those that the Portfolio Manager regards as fundamentally undervalued, i.e., securities sell-ing at a discount to asset value and securities with a relatively low price- /earnings ratio. The securities eligible for this component may include real estate stock such as securities of publicly owned companies that, in the Port-folio Manager's judgment, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value. Real estate stocks may also include those issued by companies in industries related to real estate, including companies that own, develop or provide serv-ices to income-producing real estate, and commercial and community developers, and may include real estate investment trusts and "land rich" companies, which are companies that are not in the real estate industry but that have signifi-cant real estate related assets and whose stock price may be affected by the real estate assets they hold.

If the Portfolio Manager believes that the expected market return for equity securities over a twelve-month period is less than a premium over U.S. Trea-sury bills that equity securities have historically provided, the Series may, as a temporary defensive measure, invest up to 40% of its assets in money mar-ket instruments and short-term investment grade debt securities until market conditions improve. Investment grade securities are generally those rated at least Baa by Moody's or BBB by Standard & Poor's, or unrated securities that the Portfolio Manager determines are of comparable quality. The Series from time to time may invest in money market instruments to the extent appropriate, pending investment in the types of securities in which the Series normally in-vests or in anticipation of redemptions. Money market instruments in which the Series may invest include U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, commercial paper and other U.S. dollar-denominated obligations of do-mestic and foreign corporations, and repurchase agreements.

To maximize potential return, the Portfolio Manager may use the following in-vestment methods: writing "covered" listed put and call equity options includ-ing options on stock indices, and purchasing such options; purchasing and selling stock index, interest rate, and other futures contracts, and purchas-ing options on such futures; entering into repurchase agreements; and borrow-ing from banks to purchase securities. The Series may also invest up to 20% of its total assets in Depositary Receipts. The Series may engage in short sales and short sales "against the box." See "Description of Securities and Invest-ment Techniques" for further discussion of these investment methods. For a discussion of investment in investment grade debt securities, see "Debt Secu-rities." For a description of the risks of investment in industries related to real estate, see "Investment Objectives and Policies -- Real Estate Series."

RISING DIVIDENDS SERIES
The investment objective of the Rising Dividends Series is capital apprecia-tion. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne, Anderson Investment Management, L.P.

In seeking these objectives, the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

(i) Consistent dividend increases -- The company must have increased its divi-dends in seven of the last ten years.

(ii) Substantial dividend increases -- The company must have at least doubled its dividends in the last ten years.

(iii) Reinvested profits -- The company must reinvest at least 35% of its profits annually.

(iv) Under-leveraged balance sheet -- The company must have less than 35% of its total capitalization in long-term debt.

In selecting securities, the Portfolio Manager screens a universe of over 13,000 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that approximately 350 companies will meet the criteria, each of which is individually analyzed by the Portfo-lio Manager to consider its past and present competitive position within its respective industry. Each security is analyzed on a proprietary computer ma-trix, based on the Portfolio Manager's projections of each company's growth in earnings, cash flow, and dividends. Target prices and value ranges are devel-oped from this analysis. The securities are ranked based on their potential total return and their risk/reward ratio. The final decision to invest in a stock includes an analysis of how well the company is positioned in its sector and how well the sector is positioned for the current economic environment. The individual security selection is overlaid with a sector allocation disci-pline to avoid overconcentration in any single sector.

It is anticipated that the Series' portfolio will generally contain a minimum of 30-40 issues. In addition, it is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Se-ries' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid. The Portfolio Manager periodically monitors the Se-ries' equity securities to assure they meet the four criteria. A security will generally be sold when it reaches its target price, when negative changes oc-cur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. A 15% price decline in a stock, relative to the market, triggers a re-appraisal. The reappraisal may result in a sale, but each buy/sell decision is made on the merits and fundamentals of that particu-lar situation. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfo-lio Manager deems a suitable investment. Equity securities are deemed to in-clude common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency exchange transactions for hedging purposes. During those times when equity se-curities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securi-ties or in cash or cash equivalents.

EMERGING MARKETS SERIES
The investment objective of the Emerging Markets Series is long-term capital appreciation. The Series seeks this objective by investing primarily in equity securities of companies that are considered to be in emerging market coun-tries. Income is not an objective and any production of current income is con-sidered incidental to the objective of growth of capital. The Series will be diversified by issuer, and normally will be invested in companies located in at least six different emerging market countries. The investment philosophy of the Series is to attempt to capitalize upon emerging capital markets in devel-oping nations and other nations in which the Portfolio Manager believes that economic and political factors are likely to produce above average growth rates. The Series' Portfolio Manager is Putnam Investment Management, Inc. ("Putnam").

At least 65% of the Series' assets normally will be invested in the equity se-curities of issuers in countries that are identified as emerging market coun-tries in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or a country that the Portfolio Manager otherwise believes is an emerging market country because it has a developing economy or because its markets have begun a proc-ess of change and are growing in size and/or sophistication.

The Portfolio Manager will allocate the Series' assets for investment in emerging market countries in its discretion, taking into account economic and political factors that may include, among others, relative market valuation, earnings momentum, supply and demand, the prospects for relative growth among the regions and the countries therein, expected levels of inflation, govern-mental policies influencing business conditions, the outlook for currency re-lationships, and the range of alternative opportunities available to interna-tional investors. The Portfolio Manager may determine to change its allocation at any time.

For purposes of allocating the Series' investments, a company will be consid-ered located in the country in which the company is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced. Eq-uity securities that may be acquired include common stock and other securities with equity characteristics, including preferred stock, rights and warrants, convertible securities, which may consist of debt securities or preferred stock that may be converted into common stock or that carry the right to pur-chase common stock, and shares of investment companies.

In selecting securities in emerging market countries, the Portfolio Manager seeks undervalued investment opportunities for growth. The Portfolio Manager uses a disciplined, value-oriented investment philosophy that generally stresses the inherent value of companies under examination, usually based upon the medium term outlook for such companies. Securities may be considered for the company's fundamental financial characteristics, its earnings potential, or the potential for economic development of the country or region in which the company is located.

To the extent that the Series' assets are not invested in emerging market eq-uity securities, the remainder of the Series' assets, which normally will not exceed 35% of net assets, may be invested in debt securities issued or guaran-teed by corporate or governmental issuers in an emerging market country (in-cluding Brady Bonds) or an industrialized country, including the United States; in bank deposits or bank obligations (including certificates of depos-it, time deposits, and bankers' acceptances) of banks in emerging market or industrialized countries, including the United States; instruments issued by international development agencies; and in high-quality money market instru-ments, including commercial paper and other short-term corporate debt obliga-tions of issuers in industrialized and emerging market countries. The Portfo-lio Manager may invest up to 10% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus and "Debt Securities" in the Statement of Additional Information.

For temporary defensive purposes, the Series may decrease its investment in emerging market country equity securities, and may invest to a significant de-gree in debt securities and bank and money market instruments as described above. In addition, the Series may invest significantly in such securities af-ter receipt of new monies.

Most of the foreign securities in which the Series invests will be denominated in foreign currencies. The Series may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency ex-change rates in relation to the U.S. dollar. Such foreign currency transac-tions may include forward foreign currency contracts, currency exchange trans-actions on a spot (i.e., cash) basis, put and call options on foreign curren-cies, and foreign exchange futures contracts. For a description on these tech-niques, see "Description of Securities and Investment Techniques --Foreign Currency Transactions" in this Prospectus.

The Emerging Markets Series may use various investment strategies and tech-niques to meet its investment objectives, including purchasing options on se-curities and writing (selling) secured put and covered call options on securi-ties and securities indexes. The Series may purchase and sell futures con-tracts, and may purchase and write options on such futures contracts. The Se-ries may also purchase and sell stock index futures contracts. When deemed ap-propriate by the Portfolio Manager, the Series may enter into reverse repur-chase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies, provided that such investment companies invest a significant portion of assets in emerging capital markets. The Series may invest in restricted securities and warrants. These investment techniques are described under the heading "Description of Securities and In-vestment Techniques" in this Prospectus or in the Statement of Additional In-formation.

Investment in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a description of these risks, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Prospectus. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing coun-tries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in those currencies by the Series. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities mar-kets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by sig-nificant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced merg-ers of companies, expropriation or confiscatory taxation, seizure, national-ization, foreign exchange controls (which may include suspension of the abil-ity to transfer currency from a given country) or creation of government mo-nopolies, any of which may have a detrimental effect on the Series' invest-ment. In addition, in many countries there is less publicly available informa-tion about issuers than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial re-porting standards, and auditing practices and requirements may not be compara-ble to those applicable to U.S. companies. Further, the Series may encounter difficulties or be unable to pursue legal remedies or obtain judgements in foreign courts.

VALUE EQUITY SERIES
The investment objective of the Value Equity Series is capital appreciation.

Dividend income is a secondary objective. The Portfolio Manager for the Series is Eagle Asset Management, Inc. At least 65% of the Series' assets normally will be invested in equity securities.

In seeking these objectives, the Series invests primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price.

The Portfolio Manager employs a three-step process to purchase securities identified as possible value opportunities:

(1) He screens the universe of equity securities for five key variables: low price-to-book, price-to-sales, and price-to-earnings ratios; and relative dividend yield and relative price-to-earnings ratios.

(2) He performs in-depth fundamental research on individual companies includ-ing their industry outlook and trends, strategy, management strength, and financial stability.

(3) He employs a discounted free cash flow model to identify securities which are trading at a significant discount to their estimated intrinsic value.

In selecting equity securities, the Portfolio Manager identifies three basic categories of value opportunities:

  "Pure" Value Opportunities: Stocks which trade at a discount to their abso-lute intrinsic value and appear attractive relative to the broader market.

  "Relative" Value Opportunities: Stock which trade at a discount to the val-uation parameters that the market has historically applied to them or their peer group.

  "Event-driven" Value Opportunities: Stocks with which a realized or antici-pated event may trigger recognition of the underlying value.

Companies selected for investment will, under normal circumstances, typically meet at least one of the above criteria at the time of investment.

The Series may also invest in debt securities, and intends to limit those in-vestments to U.S. Government and agency obligations. The portion of total as-sets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the selection criteria and the Portfolio Manager's judgment of the investment merit of common stocks relative to debt securities. The Series may also invest cash balances in certificates of depos-it, bankers' acceptances, high quality commercial paper, Treasury bills, re-purchase agreements, and other money market instruments. During adverse market conditions, as a temporary investment posture, the Series may invest signifi-cantly in the debt securities and money market instruments described above.

The Series may invest without limit in equity securities of foreign issuers, including American Depositary Receipts. However, it is expected that under or-dinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. For a description of the risks associated with investment in foreign issuers, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Prospectus.

It is the policy of the Series that no equity security will be acquired, if, after its acquisition more than 25% of the Series' total assets would be in-vested in any one industry or more than 5% would be invested in any one issu-er. The Portfolio Manager periodically monitors the Series' equity securities to assure they meet the selection criteria. A security may be sold from the portfolio when (1) its price approaches its intrinsic value; (2) a temporary, dramatic, short-term price appreciation occurs; (3) its fundamentals deterio-rate; or (4) its relative attractiveness diminishes. From time to time, the Series may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Series' investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to subscribe for or purchase com-mon stocks. The Series may also invest in Standard & Poor's Depositary Re-ceipts ("SPDR's"), which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500. SPDR's are not subject to the Series' policy that no more than 5% of the Se-ries' total assets be invested in any one issuer.

The Series may also invest in restricted or illiquid securities; however, the Portfolio Manager does not intend to invest more than 15% of the Series' as-sets in securities that, at the time of investment, it believes to be illiq-uid. In pursuing its investment objective or for hedging purposes, the Series may, but is not required to, utilize the following investment techniques: en-tering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; purchas-ing and writing "covered" listed put and call options on securities, stock in-dices, and currencies; entering into forward currency contracts and currency exchange transactions; and borrowing from banks to purchase securities. See "Description of Securities and Investment Techniques" for a discussion of the risks associated with these investment techniques.

STRATEGIC EQUITY SERIES
The investment objective of the Strategic Equity Series is to achieve capital appreciation. The Series seeks to achieve this objective primarily through in-vestment in equity securities. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when the Portfolio Manager believes that their risk/reward characteristics are less at-tractive. The Series' investments in equities include both (1) stocks that the Portfolio Manager selects for their "growth" characteristics (which may in-clude positive earnings momentum and above average earnings growth rates), and
(2) stocks that the Portfolio Manager selects for their "income" characteris-tics (which may include above average dividend yields and favorable dividend growth). To the extent not invested in equity securities, the Series' assets generally will be invested in money market instruments or held as cash. The Series may also invest in debt securities for defensive purposes. The Portfolio Manager for the Series is Zweig Advisors Inc.

The extent of the Series' investment in equity securities will be based pri-marily on various equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The equity market timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. For example, if the Portfolio Manager believes that the stock market investment environment is un-certain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advisable, greater than 50% (and under cer-tain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash. The Portfolio Manager expects that the Se-ries will be fully invested in equity securities only when the Portfolio Man-ager believes that there is very low risk in the stock market. There is no as-surance that these equity market timing techniques will eliminate the risks of equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Portfolio Manager expects that the equity portion of the Series' portfolio will generally be divided equally between "growth" stocks and "income" stocks. Although the Portfolio Manager expects to invest assets proportionately in growth stocks and income stocks in order to maintain an approximately equal weighting between growth stocks and income stocks, the relative weighting of growth stocks and income stocks will fluctuate from time to time because of, among other things, changes in the market value of the growth stocks and in-come stocks. The Portfolio Manager may change the relative weightings of the growth stocks and income stocks from time to time if the Portfolio Manager de-termines that such changes are appropriate in view of the then existing market conditions. The equity portion of the Series' portfolio will be widely diver-sified by the number of issues. The Portfolio Manager expects that the major-ity of the stocks in the Series' portfolio will be selected on the basis of proprietary computer-driven stock selection models that evaluate and rank ap-proximately 1,500 of the most liquid stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, price momentum, earn-ings estimate revisions, payout ratio trend and other market measurements. Such stock selection models may evolve or be replaced by other stock selection techniques intended to achieve the Series' objective.

The Series may use various investment strategies and techniques when the Port-folio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: buying "covered" listed put equity op-tions and writing "covered" listed call equity options, including options on stock indexes; short sales of securities; purchasing and selling stock index and other futures contracts, and purchasing options on such futures contracts; purchasing and selling interest rate and gold futures contracts; borrowing from banks to purchase securities; investing in securities of foreign issuers; entering into foreign currency transactions and options of foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities.

SMALL CAP SERIES
The investment objective of the Series is long-term capital appreciation. Ex-cept during temporary defensive periods, the Series invests at least 65% of its total assets in equity securities of companies that, at the time of pur-chase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of March 31, 1997, the range of market capitalization companies in the Russell Index was $10 million to $1.94 billion; the range of the market capitalization the companies in the S&P Index at the date was $32 million to $2.579 billion. The combined range as of that date was $10 million to $2.579 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.

The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate. In order to afford the Series the flexibility to take advantage of new opportunities for investments in accordance with its invest-ment objective, it may hold up to 15% of its net assets in money market in-struments and repurchase agreements and in excess of that amount (up to 100% of its assets) immediately after the commencement of operations, after receipt of new monies, or during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Investing in smaller, newer issuers generally involves greater risk than in-vesting in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial re-sources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be ap-propriate for all investors.

The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an ef-fort to meet the Series' investment objective: short sales of securities; in-vesting in securities of foreign issuers, including foreign government securi-ties; engaging in futures contracts, including purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities; purchasing options on stock index futures con-tracts, interest rate futures contracts, and foreign currency futures con-tracts; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements and reverse repurchase agree-ments; and lending portfolio securities to brokers, dealers, bankers, and other recognized institutional borrowers of securities.

MANAGED GLOBAL SERIES
The Managed Global Series investment objective is to seek capital apprecia-tion. Current income is only an incidental consideration in selecting invest-ments for the Series.

In seeking capital appreciation, the Series employs a global investment strat-egy of investing primarily in common stocks traded in securities markets throughout the world. The Series may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United States. See "Description of Securities and Investment Techniques--Foreign Se-curities." In unusual market circumstances where the Portfolio Manager be-lieves that foreign investing may involve undue risks, 100% of the Series's assets may be invested in the United States. The Series may hold a portion of its assets in cash or money market instruments.

In considering equity securities, the Series will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose se-curities are thought to be undervalued. It may invest in small and relatively less well known companies. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks.

At times the Portfolio Manager may judge that conditions in the international securities markets make pursuing the Series' basic investment strategy in-consistent with the best interests of shareholders. The Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctua-tions in the value of the Series' assets. In implementing these "defensive" strategies the Series may invest in some of the following securities.

The Series may invest solely in equity securities traded primarily in U.S. markets. Also the Series may add preferred stocks to the portfolio.

The Series may invest in debt instruments. The Series may invest in: (1) fixed-income instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Securities"); (2) obligations issued or guaranteed by a foreign government or any of its political subdivi-sions, authorities, agencies, or instrumentalities, or by supranational enti-ties ("foreign government securities"); and (3) debt securities of domestic or foreign issuers. Debt securities purchased by the Series may be of any maturi-ty. It is at the discretion of the Portfolio Manager.

The Series may invest in money market instruments. These include the follow-ing: (1) short-term U.S. Government securities; (2) short-term foreign govern-ment securities; (3) certificates of deposit, time deposits, bankers' accept-ances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.); and (4) commercial paper and other short-term corporate obligations.

The Managed Global Series may use various investment strategies and techniques to meet its investment objectives, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securities indexes. The Series may purchase and sell futures contracts, and may purchase and write options on such futures contracts, including stock in-dex futures contracts. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repurchase agreements and may invest cash bal-ances in repurchase agreements and money market instruments in an amount nec-essary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment compa-nies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Series may invest in restricted securities and warrants.

For more information about the Series investments, including the risks of such investing, see "Description of Securities and Investment Techniques." The Portfolio Manager may invest in the above or any other securities that it con-siders consistent with the defensive strategies of the Series. It is im-possible to predict when or for how long the Series will use such alternative strategies.

The Series is the successor for accounting purposes to the Managed Global Ac-count of Separate Account D of Golden American. For additional information, see "Other Information--The History of the Managed Global Series."

LIQUID ASSET SERIES
The investment objective of the Liquid Asset Series is to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio Manager for the Series is Equitable Investment Services, Inc.

In managing the Series, the Portfolio Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Portfolio Manager's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and mon-etary policy. The Portfolio Manager also seeks to improve yield by taking ad-vantage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Series seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

The Series invests in one or more of the following:

(i) U.S. Government Securities. Obligations of the U.S. Government and its agencies and instrumentalities maturing in 13 months or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 13 months from the date of acquisi-tion;

(ii) Bank Obligations. Obligations of commercial banks (including foreign branches), savings and loan associations, and foreign banks with maturi-ties not exceeding 13 months. Such obligations include negotiable certif-icates of deposit, variable rate certificates of deposit, bankers' ac-ceptances, fixed time deposits, and commercial paper. Bank money market instruments in which the Series may invest must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds;

(iii) Commercial Paper. Short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding compa-nies, corporations, and finance companies; and

(iv) Short-Term Corporate Debt Securities. Corporate debt securities (other than commercial paper) maturing in 13 months or less.

The Series may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its to-tal assets, measured at the time of investment, that are of the highest quali-ty. The Portfolio Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Trust's Board of Trustees. A money market instrument will be considered to be highest quality under standards adopted by the Board of Trustees and consistent with applicable Securities and Exchange Commission ("SEC") rules relating to money market funds. With respect to no more than 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. A money market in-strument will be considered to be in the second-highest rating category under the standards described above.

The Series may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government secu-rities and repurchase agreements thereon. The Series may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Govern-ment securities. In the event that an instrument acquired by the Series is downgraded or otherwise ceases to be of the quality that is eligible for the Series, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Portfolio Manager becomes aware an unrated security is downgraded below high quality and the Portfolio Manager does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security pre-sents minimal credit risk and determine whether or not to retain the instru-ment.

From time to time, in the ordinary course of business, the Series may purchase securities on a when-issued or delayed delivery basis. The Series may also en-ter into repurchase agreements and may borrow under certain circumstances. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

The Series seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions; however, there can be no assurance that the net asset value will not vary. The Series will be affected by general changes in interest rates resulting in increases or decreases in the value of the obliga-tions held by the Series.

 MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, J. Michael Earley,
R. Barbara Gitenstein, Robert A. Grayson, Paul R. Schlaack, Stanley B. Seid-ler, Roger B. Vincent and M. Norvel Young. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman and Mary Bea Wilkin-son. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Manage-ment of the Trust."

THE MANAGER
Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among other offerees, separate accounts of Golden American to serve as the investment me-dium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden Ameri-can. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidi-ary of Equitable of Iowa. With assets of over $12.5 billion as of December 31, 1996, Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, Equitable American Insurance Company, USG Annuity & Life Com-pany, Locust Street Securities, Inc., Equitable Investment Services, Inc., DSI and Golden American Life Insurance Company. Prior to August 13, 1996, DSI was an indirect, wholly owned subsidiary of Bankers Trust Company.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." Under the Management Agreement, DSI has overall re-sponsibility, subject to the supervision of the Board of Trustees, for engag-ing portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsi-ble for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment ob-jectives and policies of each Series. The Manager may, if appropriate, recom-mend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Manag-ers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trustees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and informa-tion necessary to the proper conduct of the business of the Series. The Man-ager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, in-cluding custodial, administrative, transfer agency, portfolio accounting, div-idend disbursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with ap-plicable legal requirements and for monitoring the Portfolio Managers for com-pliance with requirements under applicable law and with the investment poli-cies and restrictions of the Series. DSI does not bear the expense of broker-age fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the inde-pendent trustees, and extraordinary expenses, such as litigation or indemnifi-cation expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the in-vestment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be ter-minated without penalty by the vote of the Board of Trustees or the sharehold-ers of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the Investment Company Act of 1940.

-------------------------------------------------------------------------------
The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

                                      FEE (based on combined assets of the
SERIES                                indicated groups of Series)
----------------------------------    -----------------------------------------
Multiple Allocation, Fully            1.0% on the first $750 million in
Managed, Hard Assets, Real            combined assets of these Series;
Estate, All-Growth, Capital           0.95% on the next $1.250 billion;
Appreciation, Rising Dividends,       0.90% on the next $1.5 billion; and
Value Equity, Strategic Equity,       0.85% on the amount over $3.5 billion
and Small Cap


Emerging Markets                      1.75%


Managed Global                        1.25% on the first $500 million; and
                                      1.05% on the amount over $500 million.

Limited Maturity Bond                 0.60% on the first $200 million in
Liquid Asset                          combined assets of these Series;
                                      0.55% on the next $300 million; and
                                      0.50% on the amount over $500 million
-------------------------------------------------------------------------------

As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which rep-resented the following percentage of each Series' average daily net assets:
Multiple Allocation Series -- 0.99%; Fully Managed Series -- 0.99%; Limited Maturity Bond Series -- 0.60%; Hard Assets Series -- 0.99%; Real Estate Se-ries -- 0.99%; All-Growth Series -- 0.99%; Capital Appreciation Series -- 0.99%; Rising Dividends Series -- 0.99%; Value Equity Series -- 0.99%; Strate-gic Equity Series -- 0.99%; Emerging Markets Series -- 1.50%; Liquid Asset Se-ries -- 0.60% Managed Global Series -- 1.08% and Small Cap Series -- 0.98%. For more information on the Management Agreement, see the Statement of Addi-tional Information.

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. For all Series, many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses di-rectly from their own assets.

THE PORTFOLIO MANAGERS
The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determina-tions with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the shareholders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will terminate automatically if assigned as that term is de-scribed in the Investment Company Act of 1940. A description of each Portfolio Manager follows.

ZWEIG ADVISORS INC.
 The Portfolio Manager to the Multiple Allocation Series and the Strategic Eq-uity Series is Zweig Advisors Inc., located at 900 Third Avenue, New York, NY 10022. The Portfolio Manager was organized on May 7, 1986 and currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversi-fied management investment company.

 The asset allocation strategy for the Multiple Allocation Series is deter-mined by Dr. Martin E.

 Zweig, the day-to-day stock selection is made by Mr. Jeffrey Lazar, and the day-to-day bond selection is made by Mr. Carlton Neel. The asset allocation strategy for the Strategic Equity Series is determined by Dr. Martin E. Zweig and the portfolio decisions for the Series are made by Mr. David Katzen.

 Dr. Zweig, the President of the Portfolio Manager, has been engaged in the business of providing investment advisory and portfolio management services for over 25 years. He is the President and/or Chairman of investment advisory firms which, as of December 31, 1996, managed in excess of $6 billion in as-sets. Dr. Zweig owns approximately 64% of the outstanding shares of the Port-folio Manager.

 Mr. Lazar is a Vice President of the Portfolio Manager and has been control-ler of the Portfolio Manager since 1986. Mr. Lazar has also been Vice Presi-dent of The Zweig Fund, Inc. since 1987 and Vice President of The Zweig Total Return Fund, Inc. since its inception in 1988.

 Mr. Katzen is a Vice President of the Portfolio Manager and has held senior positions with affiliates of the Portfolio Manager for more than five years. Mr. Katzen is a Senior Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager of its Zweig Strategy Fund and Zweig Ap-preciation Fund since their inceptions.

 Mr. Neel joined the Portfolio Manager in June 1995. Mr Neel is a First Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager for its Zweig Managed Assets and Government Securities Series since July 1995. Prior to joining the Portfolio Manager, Mr. Neel was a Vice Presi-dent with J.P. Morgan & Co., Inc.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Zweig Advisors Inc. a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Multiple Allocation Series and 0.50% of the average daily net assets of the Strategic Equity Series.

T. ROWE PRICE ASSOCIATES, INC.
 The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associ-ates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1996, the firm and its affiliates managed over $99.4 bil-lion in assets.

 With respect to its investment management of the Fully Managed Series, the Portfolio Manager has an Investment Advisory Committee composed of the fol-lowing members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles A. Morris; David L. Rea; George A. Roche; and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

 From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the av-erage daily net assets of the Fully Managed Series.

PUTNAM INVESTMENT MANAGEMENT, INC.
 The Portfolio Manager to the Emerging Markets Series and Managed Global Se-ries is Putnam Investment Management, Inc. ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109 has been managing mutual funds since 1937. Putnam is wholly owned by Putnam Investments, Inc., which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly traded com-pany. As of December 31, 1996, Putnam and its affiliates managed approxi-mately $173 billion of assets.

 The Managed Global Series is managed by Robert Swift and C. Kim Goodwin. Mr. Swift is Senior Vice President and has been employed as an investment profes-sional at Putnam since August, 1995. Prior to August, 1995, Mr. Swift was Far East Team Leader and Portfolio Manager at IAI International/Hill Samuel In-vestment Advisors. Ms. Goodwin is Senior Vice President of Putnam and has been employed as an investment professional at Putnam since May, 1996. From February, 1993 to May, 1996, Ms. Goodwin was Vice President at Prudential Mu-tual Fund Investment Management. From June, 1990 to February, 1993, Ms. Goodwin was an Assistant Vice President at Mellon Bank Corp.

 The Emerging Markets Series is managed by Thomas Haslett and J. Peter Grant. Mr. Haslett is Managing Director and Chief Investment Offi-cer, Emerging Markets Equity, and has been employed as an investment profes-sional at Putnam since December, 1996. Prior to December, 1996, Mr. Haslett was Managing Director and Senior Portfolio Manager at Montgomery Asset Man-agement. Mr. Grant is Senior Vice President and has been an investment pro-fessional at Putnam since 1973.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Putnam a monthly fee equal to an annual rate of 1.00% of the first $150 million, 0.95% of the next $150 million and 0.85% of over $300 million of average daily net assets of the Emerging Markets Series; and 0.70% of the first $300 million and 0.60% over $300 million of average daily net assets of the Managed Global Series.

 Putnam assumed portfolio management of the Emerging Markets Series and Man-aged Global Series on March 3, 1997. From the Emerging Markets Series' com-mencement of operations on October 4, 1993 to March 3, 1997, Bankers Trust Company served as the Emerging Markets Series' portfolio manager. Warburg, Pincus Counsellors, Inc. served as portfolio manager of the Managed Global Series or its predecessor, the Managed Global Account of Separate Account D of Golden American Life Insurance Company, from July 1, 1994 until March 3, 1997. Prior to that, a different firm served as portfolio manager.

VAN ECK ASSOCIATES CORPORATION
 The Portfolio Manager to the Hard Assets Series is Van Eck Associates Corpo-ration ("Van Eck"), located at 99 Park Avenue, New York, New York 10016. Van Eck acts as investment adviser to ten other mutual funds and portfolios of pension plans with similar investment objectives to the Hard Assets Series. In addition, the Portfolio Manager acts as an adviser to nine other mutual funds with investment objectives different from the Hard Assets Series. John
 C. van Eck and members of his family own 100% of the stock of Van Eck.

 Henry J. Bingham, Executive Managing Director of Van Eck in conjunction with Derek van Eck and other members of Van Eck's Hard Assets group, is primarily responsible for the day-to-day management of the Hard Assets Series. Mr. Bingham has served in that capacity since the Series' commencement of opera-tions. Over the past five years, Mr. Bingham has served as an officer and portfolio manager for mutual funds for which Van Eck Associates Corporation serves as investment adviser or sub-investment adviser.

 Mr. Derek van Eck is Director of Global Investments and Executive Vice Presi-dent of Van Eck since 1993 and an officer of other mutual funds advised by Van Eck since 1988. During 1991-93, Mr. van Eck completed MBA course require-ments. He has been serving in his current capacity with the Series since July 1995.

 Total aggregate assets under management of Van Eck Associates Corporation as of December 31, 1996 were approximately $1.6 billion.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Van Eck Associates Corporation a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Hard Assets Series.

PILGRIM BAXTER & ASSOCIATES, LTD.
 The Portfolio Manager of the All-Growth Series is Pilgrim Baxter & Associ-ates, Ltd. ("Pilgrim Baxter"), located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807. Pilgrim Baxter, a Delaware corporation, was founded in 1982 and is a wholly owned subsidiary of United Asset Management Corporation, a publicly traded company. Pilgrim Baxter is a professional in-vestment management firm which provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual in-vestors, trust and estates, and other investment companies. As of Decem-ber 31, 1996, Pilgrim Baxter managed approximately $14.7 billion of assets, including approximately $10 billion of investment company assets.

 Bruce J. Muzina is responsible for management of the All-Growth Series. Mr. Muzina has been an investment professional with Pilgrim Baxter since 1985.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Pilgrim Baxter a monthly fee equal to an annual rate of 0.55% of the av-erage daily net assets of the All-Growth Series.

 Pilgrim Baxter assumed portfolio management of the All-Growth Series on Feb-ruary 3, 1997. From the Trust's commencement of operations through June 30, 1994, a different firm served as Portfolio Manager for the All-Growth Series. Warburg, Pincus Counsellors, Inc. assumed management of the Series on July 1, 1994 until February 3, 1997.

CHANCELLOR LGT ASSET MANAGEMENT, INC.
 The Portfolio Manager to the Capital Appreciation Series is Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), located at 1166 Avenue of the Americas, New York, New York 10036.

 The Portfolio Manager is a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT"). Prior to October 31, 1996, the Series was managed by Chan-cellor LGT's predecessor, Chancellor Trust Company ("Chancellor").

 LGT and its worldwide affiliates provide global asset management and private banking products, and as of December 31, 1996 were entrusted with approxi-mately $84 billion in institutional and individual client assets. LGT is con-trolled by the Prince of Liechtenstein Foundation, which serves as the parent organization for various business enterprises of the Princely Family of Liechtenstein.

 The individuals responsible for the management of the Capital Appreciation Series, since May 1, 1992 (the commencement of Chancellor LGT's and its pred-ecessors' management of the Series), are Warren Shaw and Ted Ujazdowski. Mr. Shaw, Chief Executive Officer and Chief Investment Officer of Chancellor LGT since 1994, previously served as President since 1994 and Managing Director since 1988. Mr. Ujazdowski has served as Managing Director of Chancellor LGT since 1989.

 Prior to July 27, 1993, Chancellor Capital Management, Inc. served as Portfo-lio Manager to the Capital Appreciation Series. Chancellor became the Portfo-lio Manager on July 27, 1993 pursuant to an assignment agreement. This as-signment did not result in any change in the personnel managing the assets of the Capital Appreciation Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Chancellor LGT a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Capital Appreciation Series.

KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
 The Portfolio Manager to the Rising Dividends Series is Kayne, Anderson In-vestment Manage ment, L.P. ("Kayne, Anderson"), located at 1800 Avenue of the Stars, Suite 200, Los Angeles, California 90067. The Portfolio Manager is a registered investment adviser organized on June 29, 1994 as a California lim-ited partnership succeeding to the investment advisory business of Kayne, An-derson Investment Management, Inc. which was founded in 1984 by Richard A. Kayne and John E. Anderson.

 Kayne, Anderson is in the business of furnishing investment advice to insti-tutional and private clients. The General Partner is KAIM Traditional LLC. Messrs. Kayne, Anderson and Allan M. Rudnick in the aggregate own in excess of 80% of the LLC. As of December 31, 1995, Kayne, Anderson managed portfo-lios which, in the aggregate, amounted to approximately $2.1 billion.

 Allan M. Rudnick, Senior Vice President and Chief Investment Officer of Kayne, Anderson since August, 1989 is the Senior Portfolio Manager responsi-ble for the management of the Rising Dividends Series. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

 Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. Kayne, Anderson became the Portfolio Manager on January 1, 1995 pursuant to a substitution agree-ment. This substitution agreement did not result in any change in the person-nel managing the assets of the Rising Dividends Series.

 Pursuant to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne, Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

EAGLE ASSET MANAGEMENT, INC.
 The Portfolio Manager to the Value Equity Series is Eagle Asset Management, Inc. ("Eagle"), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Portfolio Manager is a registered investment adviser organized on February 8, 1984 as a Florida corporation.

 The individual responsible for the day-to-day operation of the Series' in-vestments since September 1, 1996 is Michael J. Chren. Until assuming respon-sibilities for the Series, Mr. Chren was Co-Portfolio Manager of Eagle's Eq-uity Income Division since January, 1996 and was a research analyst for Eagle since 1994. Prior to joining Eagle, Mr. Chren served as an investment analyst since 1986: with Bear, Stearns in 1993, with Raymond James & Associates, Inc. from 1991 to 1992, and with Junction Advisors, Inc. from 1989 to 1990.

 Eagle is in the business of managing institutional clients and individual ac-counts on a discretionary basis. Eagle is a wholly owned subsidiary of Ray-mond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Eagle a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Value Equity Series.

E.I.I. REALTY SECURITIES, INC.
 The Portfolio Manager to the Real Estate Series is E.I.I. Realty Securities, Inc., located at 667 Madison Avenue, 16th Floor, New York, NY 10021.

 The Portfolio Manager is a professional investment adviser which, with its affiliates, has provided services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1996, the Portfolio Manager and/or its affiliates had investment management authority with respect to approximately $965 million of real es-tate securities assets. The Portfolio Manager is a wholly owned subsidiary of European Investors Incorporated.

 Richard J. Adler, Managing Director, and Cydney C. Donnell, Managing Director of the Portfolio Manager, are the individuals primarily responsible for the day-to-day operation of the Series. For the past ten years, they have been portfolio managers or real estate securities analysts for the Portfolio Man-ager and its affiliates.

 From the Trust's commencement of operations through December 20, 1991, Cohen & Steers Capital Management, Inc. served as Portfolio Manager for the Real Estate Series. Chancellor Trust Company and its affiliate, Chancellor Capital Management, Inc., assumed management of the Series from December 21, 1991 to December 31, 1994.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Real Estate Series.

FRED ALGER MANAGEMENT, INC.
 The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of March 31, 1997, had approximately $6.4 billion under management, $4.9 bil-lion in mutual fund accounts and $1.5 billion in other advisory accounts. The Portfolio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial serv-ices holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to con-trol that company and its subsidiaries.

 David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.

 Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.

EQUITABLE INVESTMENT SERVICES, INC.
 The Portfolio Manager of the Limited Maturity Bond Series and the Liquid As-set Series is Equitable Investment Services, Inc., located at 699 Walnut Street, Des Moines, Iowa 50309. The Portfolio Manager is an Iowa corporation which was incorporated in 1969 and is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of March 31, 1997, were valued at $10 billion. The Portfolio Man-ager is a wholly owned subsidiary of Equitable of Iowa and is affiliated with DSI. The Portfolio Manager is also the adviser to the Equi-Select Series Trust, a registered investment company that serves as the investment vehicle to variable annuity contracts issued by Equitable Life Insurance Company of Iowa.

 Robert F. Bowman has served as the senior portfolio manager responsible for the day-to-day management of the Limited Maturity Bond Series since August, 1996. Mr. Bowman has been employed by the Portfolio Manager as a Managing Di-rector since 1986. He joined the Portfolio Manager as Executive Vice Presi-dent in 1986, and has over 18 years of direct investment experience.

 Under the Portfolio Management Agreement, the Manager (and not the Trust) pays Equitable Investment Services, Inc. a fee, payable monthly, based on the average daily net assets of the Limited Maturity Bond Series at the following annual rates of the average daily net assets of the Series: 0.30% of the first $25 million; 0.25% of the next $50 million; 0.20% of the next $75 mil-lion; and 0.15% of the amount over $150 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays Equitable Investment Services, Inc. a fee, payable month-ly, based on the average daily net assets of the Liquid Asset Series at the following annual rates of the average daily net assets of the Series: 0.20% of the first $25 million; 0.15% of the next $50 million; and 0.10% of the amount over $75 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year).

 From the Trust's commencement of operations through April 30, 1992, Neuberger & Berman Management Incorporated served as portfolio manager to the Limited Maturity Bond Series and Liquid Asset Series. Bankers Trust Company served as portfolio manager from May 1, 1992 to August 13, 1996.

OTHER EXPENSES
The expenses of the ordinary operations of the Series are borne by the Manager pursuant to the Management Agreement. The Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification ex-penses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1996, total Series expenses as a percentage of net assets were as follows: Multiple Allocation Series -- 1.00%; Fully Managed Series -- 1.00%; Limited Maturity Bond Series -- 0.61%; Hard Assets Series --1.00%; Real Estate Series -- 1.00%; All-Growth Series -- 1.00%; Capital Appreciation Se-ries -- 1.00%; Rising Dividends Series --1.00%; Value Equity Series -- 1.00%; Strategic Equity Series -- 1.00%; Emerging Markets Series -- 1.55%; Managed Global Series -- 1.25%; Small Cap Series -- 0.99% and Liquid Asset Series -- 0.61%.

DISTRIBUTOR
Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's ad-dress is 1001 Jefferson Street, Wilmington, Delaware 19801. The Distributor is a registered broker-dealer and a member of the National Association of Securi-ties Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS
The Custodian for the Series is Bankers Trust Company. First Data Investors Services Group of First Data Corporation, formerly The Shareholder Services Group, Inc., provides certain administrative and portfolio accounting services for all Series.

 DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes potential risks associated with different types of securities and investment techniques used by the individual Series, as described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as in-formation on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agree-ments, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Addi-tional Information.

MORTGAGE-BACKED SECURITIES
All Series may invest in mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES
 Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which pay-ments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrow-ers on the residential mort-gage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely payment of prin-cipal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of secu-rities guaranteed by the Government National Mortgage Association, or "GNMA," or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Associa-tion ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the State-ment of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
 All Series other than the Liquid Asset, Capital Appreciation, Rising Divi-dends, and Emerging Markets Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of ei-ther collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to pay-ment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same sched-ule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mort-gages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities se-curing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the ob-ligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
 Although mortgage loans constituting a pool of mortgages, such as those un-derlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obli-gations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon rein-vestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual aver-age life of the mortgage-backed security.

 Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the ac-tual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

 With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the de-lays in registering the newly traded paper securities. The custodian's poli-cies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES
Any Series other than the Liquid Asset, Capital Appreciation, Rising Divi-dends, and Emerging Markets Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARSSM" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Addi-tional Information for a description of these instruments.

HIGH YIELD BONDS
The Real Estate Series may invest up to 20% of its assets in high yield con-vertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in high yield bonds. Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent qual-ity and which are commonly referred to as "junk bonds." Investment in such se-curities generally provides greater income and increased opportunity for capi-tal appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and in-come risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse eco-nomic downturns or individual corporate developments. A projection of an eco-nomic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and el-ements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS
All Series may enter into repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans col-lateralized by the underlying securities. In these transactions, a Series pur-chases securities such as U.S. Treasury obligations or U.S. Government securi-ties (the "underlying securities") from a broker or bank, which agrees to re-purchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Se-ries. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would re-alize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES
The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series may in-vest up to 10% of their net assets in illiquid securities. The Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may invest up to 15% of their net assets in illiquid securities. All Series except the Liquid Asset, Capital Appreciation, and Rising Dividends Series may invest in restricted securities such as private placements. Re-stricted securities owned by a Series that are deter-mined to be illiquid are subject to that Series' illiquidity cap. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1993, or in a transaction that is exempt from such registra-tion. Where registration is required, a Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted secu-rities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.

SHORT SALES
The Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, Stra-tegic Equity, Small Cap and Managed Global Series may make short sales of se-curities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. The Multiple Al-location Series' Portfolio Manager expects that, even during normal or favora-ble market conditions, the Series may make short sales in an attempt to main-tain portfolio flexibility and facilitate the rapid implementation of invest-ment strategies if the Portfolio Manager believes that the price of a particu-lar security or group of securities is likely to decline.

When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the se-curity borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be re-quired to deposit collateral consisting of cash, cash items, or U.S. Govern-ment securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

The Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets. In addition, the Multiple Allo-cation, Hard Assets, All-Growth, Capital Appreciation, and Strategic Equity Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Series' net assets. The Multiple Allocation, Hard Assets, All-Growth, Capital Appreciation, and Strategic Equity Series also will not make short sales of the securities of any one issuer to the extent of more than 2% of the Series' net assets, nor will the Series make short sales of more than 2% of the out-standing securities of one class of any issuer. A Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Informa-tion.

FOREIGN SECURITIES
The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may invest in equity securities of foreign issuers. The Fully Managed Series may invest up to 20% of its net assets in such securities. The All-Growth Series may invest up to 10% of its net assets in such securities. Under normal circumstances, the Managed Global Series will have a significant portion of its net assets in such securities, and the Emerging Markets Series will normally invest at least 65% of its net assets in equity securities of foreign issuers. The Value Equity Series may invest without limit in equity securities of foreign issuers; however, it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in for-eign issuers, measured at the time of investment. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Rising Divi-dends, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may invest in American Depositary Receipts ("ADRs"), Euro-pean Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. The Capital Appreciation Series may invest up to 20% of its total assets in Depositary Re-ceipts and the Value Equity Series may invest without limit in Depositary Re-ceipts, although it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, including De-positary Receipts. The Multiple Allocation, Limited Maturity Bond, Liquid As-set, Emerging Markets, Strategic Equity, Small Cap, and Managed Global Series may invest in foreign government securities that are denominated in U.S. dol-lars, although the Multiple Allocation, Limited Maturity Bond, Liquid Asset, Strategic Equity, and Small Cap Series will not purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such securities. The Emerging Markets and Managed Global Series may also invest in foreign government and corporate debt securities that are not denominated in U.S. dollars. The Multiple Allocation, Liquid As-set, Emerging Markets, Strategic Equity, Small Cap and Managed Global Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in the State-ment of Additional Information for further description of these securities.

Each Series is subject to the following guidelines for diversification of for-eign security investments. If a Series has less than 20% of its assets in for-eign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in for-eign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allo-cated in at least three different countries. Foreign investments must be allo-cated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.
Except for the Hard Assets Series, each Series may have no more than 20% of its net assets invested in securities of issuers located in any one country, except that a Series may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Austra-lia, Canada, France, Japan, the United Kingdom, or Germany. In addition, the Hard Assets Series may invest up to 35% of its net assets in securities of is-suers located in South Africa. A Series' investments in United States issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign coun-tries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advan-tage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with re-spect to certain countries, there is the possibility of expropriation of as-sets, confiscatory taxation, other foreign taxation, political or social in-stability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while grow-ing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervi-sion and regulation of exchanges, brokers, and issuers than there is in the United States. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with re-spect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized coun-tries. The sovereign debt issued or guaranteed by certain emerging market gov-ernmental entities and corporate issuers in which the Series may invest poten-tially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Se-ries may have difficulty disposing of certain of these debt obligations be-cause there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the abil-ity of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obliga-tions, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Tech-niques -- High Yield Bonds" in this Prospectus and "Debt Securities -- Sover-eign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evi-dence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Deposi-tary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the is-suers of the securities underlying unsponsored Depositary Receipts are not ob-ligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the De-positary Receipts. Depositary Receipts also involve the risks of other invest-ments in foreign securities.

INDEXED SECURITIES AND STRUCTURED NOTES
The Hard Asset Series may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or com-modity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument ap-preciates). Indexed securities may have return characteristics similar to di-rect investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the under-lying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks asso-ciated with the issuer of the security with respect to both principal and in-terest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Series purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Series will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recog-nized statistical rating organization. The Portfolio Manager will monitor the liquidity of structured notes under the supervision of the Board of Trustees, and notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the total net assets of the Series.

INVESTMENT IN GOLD AND
OTHER PRECIOUS METALS
The Hard Assets Series may invest up to 10% of its total assets in gold bul-lion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. The Multiple Allocation and Strategic Equity Series may engage in gold futures contracts. (See "Gold Futures Contracts" in the Statement of Additional Information for further ex-planation of this investment technique.) The Series may further restrict the level of their metal investments in order to comply with applicable regulatory requirements. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each Series in-tends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is de-rived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by the Se-ries will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or interna-tional agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

FUTURES CONTRACTS
The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in futures contracts. The Multiple Allocation, Limited Maturity Bond, Hard Assets, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may pur-chase and sell interest rate futures contracts. The Limited Maturity Bond, Emerging Markets, and Value Equity Series may also purchase and write options on such futures contracts and the Small Cap Series may only purchase options on such futures contracts. The Multiple Allocation, Fully Managed, Hard As-sets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Stra-tegic Equity, Small Cap and Managed Global Series may purchase and sell stock index futures contracts and futures contracts based upon other financial in-struments, and purchase options on such contracts. In addition, the Managed Global Series may also write options on such financial futures contracts. The Multiple Allocation, Hard Assets, and Strategic Equity Series may also engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.

These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series en-gaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash and/or securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH
FUTURES AND FUTURES OPTIONS
 There are several risks associated with the use of futures and futures op-tions. The value of a futures contract may decline. While a Series' transac-tions in futures may protect the Series against adverse movements in the gen-eral level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been at-tempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures op-tions on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditwor-thiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be un-successful to some degree because of market behavior or unexpected interest rate trends.

 There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or con-tinue to exist. The daily limit governs only price movements during a partic-ular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For exam-ple, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

 Any Series, other than the Emerging Market Series and Managed Global Series, will only enter into futures contracts or futures options which are standard-ized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

 The Emerging Markets Series may engage in futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges and other markets outside of the United States. The Managed Global Series will only enter into futures contracts of options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic com-modity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic ex-changes. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the Na-tional Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings pro-vided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the Emerging Markets Series and Managed Global Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

 The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES
The following Series may engage in transactions on options on securities: the Multiple Allocation, the Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series. The Multiple Alloca-tion, Fully Managed, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Small Cap and Managed Global Series may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective. The Hard Assets and Real Estate Series may purchase and write put and call options on securities. These Series will write call and put options only if they are covered or secured, and may purchase or sell options to ef-fect closing transactions. The Strategic Equity Series may buy covered listed put equity options and sell covered listed call equity options, including op-tions on stock indices. The Multiple Allocation Series will not purchase listed put or call options if, immediately after such purchase, the premiums paid for all such options owned at that time would exceed 2% of the Series' net assets. The Fully Managed, All-Growth, Capital Appreciation and Value Eq-uity Series may write covered call or put options with respect to not more than 25% of its net assets, may purchase protective puts with a value of up to 25% of its net assets, and may purchase calls and puts other than protective puts with a value of up to 5% of the Series' net assets. The Emerging Markets Series may engage in options transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States. The Managed Global Series will only purchase and write options that are standardized and traded on a U.S. or foreign exchange or board of trade, or for which an estab-lished over-the-counter market exists.

The Limited Maturity Bond Series may write covered call options and purchase put options, and purchase call and write put options to close out options pre-viously written by the Series. The Series may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Series (and involved in the options) on the Series' net asset value per share. This Series will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio securi-ty.

Any of these Series may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the un-derlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the op-tion. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a re-lated security, the price of the put or call option may move more or less than the price of the related security.

 There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or sus-pensions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restric-tions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Cor-poration due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call op-tions or to impose restrictions on types of orders.

 Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the under-lying securities.

 No Series except the Multiple Allocation Series will write a covered call op-tion or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options ex-ceeds 25% of the market value of the Series' net assets. Unless otherwise in-dicated above, as in the case of the Emerging Markets and Managed Global Se-ries, a Series will enter only into options which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists.

FOREIGN CURRENCY TRANSACTIONS
The Multiple Allocation, Fully Managed, Hard Assets, Emerging Markets, All-Growth, Rising Dividends, Value Equity, Strategic Equity, Small Cap and Man-aged Global Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward cur-rency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the for-ward contract or, prior to maturity, enter into a closing transaction involv-ing the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information. None of the Series will commit more than 15% of the total assets of the Series computed at market value at the time of commitment to forward contracts for hedging purposes, and none will purchase and sell foreign currency as an investment.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the ex-tent that there has been movement in forward contract prices. For more infor-mation on closing a forward currency position, including information on asso-ciated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.

While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such cur-rency increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and invest-ors should be aware of the costs of currency conversion. Although foreign ex-change dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buy-ing and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES
The Multiple Allocation, Hard Assets, Emerging Markets, Value Equity, Strate-gic Equity, Small Cap and Managed Global Series may engage in transactions in options on foreign currencies. The Hard Assets Series may invest up to 5% of its assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. For a de-scription of options on securities, see "Options on Securities."

A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in rela-tion to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a sec-ondary market for an option of the same series. Although a Series will pur-chase only exchange-traded options, there is no assurance that a liquid sec-ondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transac-tional costs on the sale of the underlying assets.

BORROWING
Each Series may borrow up to 10% of the value of its net assets. For temporary purposes, such as to facilitate redemptions, a Series may increase its borrowings up to 25% of its net assets. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to in-terest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrow-ing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commit-ment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the bor-rowing limitations described above, except that the Multiple Allocation, Hard Assets, Strategic Equity, Small Cap and Managed Global Series are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series es-tablishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.

The Multiple Allocation, Fully Managed, Limited Maturity Bond, All-Growth, Capital Appreciation, Strategic Equity, Small Cap, Liquid Asset and Managed Global Series may, in connection with permissible borrowings, transfer as col-lateral securities owned by the Series.

HARD ASSET SECURITIES
The Hard Assets Series has a fundamental policy of concentrating in Hard Asset sector industries and up to 50% of the Series' assets may be invested in any one of the Hard Asset sectors. As a result, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflect-ing volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Com-panies may also experience greater price fluctuations than the relevant Hard Asset. In periods of risk Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such secu-rities may suffer a greater price decline.

REAL ESTATE SECURITIES
The Real Estate Series will invest not less than 65% of its assets in equity securities of real estate investment trusts ("REITs") and other companies in the real estate industry or companies with substantial real estate invest-ments, and Hard Assets Series may invest up to 50% of its assets in such secu-rities. Other Series may also invest in such securities. A Series investing in such real estate securities may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of inter-ests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not di-versified, and are therefore subject to the risk of financing single or a lim-ited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SWAPS
The Hard Assets Series may invest in swaps. Swap agreements are two-party con-tracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be ex-changed or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particu-lar dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

The use of swaps is a highly specialized activity which involved investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Series' use of swap agreements will be successful in furthering its investment objective will depend on the portfolio manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and will be aggregated with other il-liquid positions for purposes of the limitation on illiquid investments.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 INVESTMENT RESTRICTIONS

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so desig-nated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a ma-jority vote of the shareholders of the affected Series. Except for those re-strictions specifically identified as fundamental and each Series' investment objective, all other investment policies and practices described in this Pro-spectus and the Statement of Additional Information are not fundamental, mean-ing that the Board of Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Se-ries, whichever is less.

The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government se-curities and does not apply to the Hard Assets and Managed Global Series. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securities, except that this restriction does not apply to U.S. Government securities and does not apply to the Hard Assets Series. No Series will concentrate more than 25% of its assets in any particular indus-try, except that this restriction does not apply to (a) U.S. Government secu-rities, (b) with respect to the Liquid Asset Series, to securities or obliga-tions issued by U.S. banks, and (c) with respect to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate and related industries, or with respect to the Hard Assets Series, which will normally invest more than 25% of its total assets in the group of industries engaged in natural resources activities, provided that such concentration for these two Series is permitted under tax law require-ments for regulated investment companies that are investment vehicles for variable contracts.

 PURCHASE OF SHARES

Shares of the Series may be offered for purchase by separate accounts of in-surance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retire-ment plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity con-tracts and variable life insurance contracts and may be sold to insurance com-panies that are not affiliated. The Trust currently does not foresee any dis-advantages to Variable Contract Owners or other investors arising from offer-ing the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or cer-tain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans par-ticipating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material con-flicts between variable annuity contract owners and variable life policy own-ers, between separate accounts of unaffiliated insurers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a con-flict. If such a conflict were to occur, one or more insurance company sepa-rate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

 NET ASSET VALUE

A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having read-ily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in mar-ket conditions and other factors, except that the net asset value of the shares of the Liquid Asset Series will not fluctu-ate in response to changes in market conditions for so long as the Series is using the amortized cost method of valuation.

The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Infor-mation for a description of certain conditions and procedures followed by the Series in connection with amortized cost valuation.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last re-ported sales price, or, if no sales are reported, the mean between representa-tive bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agree-ments (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally val-ued on the basis of quotes obtained from brokers and dealers or pricing serv-ices, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturi-ty, type of issue, trading characteristics, and other market data. Debt obli-gations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not ap-proximate market value.

When a Series writes a put or call option, the amount of the premium is in-cluded in the Series' assets and an equal amount is included in its liabili-ties. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appro-priately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contempo-raneously with the determination of the prices of the securities included in the calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determin-ing daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Trust, al-though the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's re-view.

 REDEMPTION OF SHARES

Shares of any Series may be redeemed on any business day. Redemptions are ef-fected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days fol-lowing receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holi-day closings) or for any period during which trading thereon is restricted be-cause an emergency exists, as determined by the SEC, making disposal of port-folio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

 EXCHANGES

Shares of any one Series may be exchanged for shares of any of the other Se-ries described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Se-ries and are effected at the respective net asset values per share of each Se-ries on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Con-tract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the pro-spectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Se-ries at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

 PORTFOLIO TRANSACTIONS


BROKERAGE SERVICES
Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' ac-counts with brokers or dealers selected by the Portfolio Manager in its dis-cretion. In executing transactions, the Portfolio Manager will attempt to ob-tain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the trans-action, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, exe-cution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock ex-changes in the United States, payments of brokerage commissions are negotiat-ed. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Man-ager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commis-sions may be fixed and the Portfolio Manager may be unable to negotiate com-mission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be considered for other clients served by the Portfolio Manager and/or its affiliates. For information on trade allocation, see "Portfolio Transactions and Brokerage-- Investment Decisions" in the Statement of Additional Information.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execu-tion at least as favorable as other qualified brokers. SEC rules further re-quire that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions."

PORTFOLIO TURNOVER
For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securi-ties owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for ex-ample, if all of the securities in the portfolio (other than short-term secu-rities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in higher brokerage com-missions or other transactional expenses which must be borne, directly or in-directly, by a Series and ultimately by the Series' shareholders. The portfo-lio turnover rates for each Series are presented in the data shown in "Finan-cial Highlights" in this Prospectus.

 DIVIDENDS AND DISTRIBUTIONS

Net investment income of the Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that the Limited Maturity Bond Series may declare a div-idend monthly or quarterly. Any net realized long-term capital gains (the ex-cess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in addi-tional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

 FEDERAL INCOME TAX STATUS

Each Series intends to qualify each year and elect to be treated as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diver-sification of assets, income distribution, and other requirements, to the ex-tent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospec-tuses for the pertinent separate accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series gen-erally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its as-sets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Gov-ernment agency or instrumentality is treated as a separate issuer. Any secu-rity issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated as a security issued by the U.S. Government or its agency or instru-mentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section 817(h), income with re-spect to Variable Contracts invested in the Series at any time during the cal-endar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with re-spect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax conse-quences also could ensue. If a Series failed to qualify as a regulated invest-ment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate ac-count may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Vari-able Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be in-cluded currently in the Variable Contract Owner's gross income. It is not known what standards will be incorporated in future regulations or other pronouncements.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objec-tives, investment policies, or investment restrictions. While a Series' in-vestment objective is fundamental and may be changed only by a vote of a ma-jority of its outstanding shares, the Trustees have reserved the right to mod-ify the investment policies of a Series as necessary to prevent any such pro-spective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the separate accounts.

See "Taxation" in the Trust's Statement of Additional Information for more in-formation on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable separate account for information regarding the federal income tax treatment respecting a Variable Contract.

 OTHER INFORMATION

CAPITALIZATION
The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of sixteen portfolios that are operational, fourteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declara-tion of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the dis-claimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnifica-tion out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obliga-tions and thus should be considered remote.

VOTING RIGHTS
Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment me-dium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for invest-ment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting in-structions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions re-ceived.

HISTORY OF THE MANAGED GLOBAL SERIES
The Managed Global Series is a successor for accounting purposes to the Man-aged Global Account (the "Managed Global Account") of Separate Account D of Golden American. As of September 3, 1996, pursuant to an Agreement and Plan of Reorganization (the "Plan") among Golden American (by itself and on behalf of Separate Account B of Golden American), Separate Account D of Golden

American, and the Trust, the investment-related assets of the Managed Global Account were transferred to a newly created division of Separate Account B. Separate Account B is a separate account of Golden American that serves as a funding vehicle for variable annuity contracts. Simultaneously, Separate Ac-count B exchanged the investment-related assets for shares of the Managed Global Series, a newly created series of the Trust.

CHANCELLOR ADMINISTRATIVE ORDER
On October 18, 1994, Chancellor Capital Management, Inc. ("CCM"), the parent of Chancellor Trust Company, Parag Saxena, one of CCM's managing directors in his capacity as a CCM employee and who has no involvement in managing the Trust's assets, and James A. Long, IV, in his capacity as CCM employee, con-sented to the filing of an administrative order by the SEC without admitting or denying the allegations or substance of the order. See In the Matter of Chancellor Capital Management, Inc., Parag Saxena and James A. Long, Iv, In-vestment Advisers Act of 1940 Release No. 1447, October 18, 1994.

The SEC's order alleges that, during the period October 1988 through August 1992, CCM and Messrs. Saxena and Long did not adequately disclose the conflict of interest arising from certain personal trades by Mr. Saxena and that CCM did not maintain all required records of Mr. Saxena's personal trades. Specif-ically, the SEC order states that (i) CCM should have disclosed that its em-ployees purchased privately issued securities for their personal accounts and subsequently invested for clients in publicly traded securities of the same issuers, and (ii) CCM and Mr. Saxena should have disclosed, when investing for clients in companies founded by a venture capitalist that over a year earlier, Mr. Saxena had invested for his own account, at nominal prices, in securities of two of those companies and a third company founded by the venture capital-ist after providing advice to the venture capitalist. The SEC did not allege that these acts were intended to harm CCM's clients and acknowledged that cli-ents profited from the transactions examined.

The order censured CCM and Messrs. Saxena and Long and ordered them to comply with certain provisions of the Investment Advisers Act and fined Mr. Saxena.

PERFORMANCE INFORMATION
The Trust may, from time to time, include the yield and effective yield of its Liquid Asset Series, the current yield of the remaining Series, and the total return of all Series in advertisements and sales literature. In the case of Variable Contracts, performance information for the Series will not be adver-tised or included in sales literature unless accompanied by comparable perfor-mance information for a separate account to which the Series offers their shares.

Current yield for the Liquid Asset Series will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Series is calcu-lated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.

For the remaining Series, any quotations of yield will be based on all invest-ment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment in-come"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical in-vestment in the Series over a period of one, five, or ten years (or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all divi-dends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance infor-mation should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market con-ditions during the given time period, and should not be considered as a repre-sentation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

 LEGAL COUNSEL

Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal mat-ters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

 INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, serves as in-dependent auditors of the Trust.

 FINANCIAL STATEMENTS

The Trust's audited financial statements dated as of December 31, 1996 for all Series including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996. Information in the financial statements for all Series except the Managed Global Series for the years ended December 31, 1995, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for all Series except the Managed Global Series for the years ended December 31, 1992, 1991, 1990, and 1989 was audited by another independent auditor.

The information in the financial statements for the Managed Global Series is presented as if the reorganization described under "Other Information -- His-tory of the Managed Global Series" had always been in effect. Information in the financial statements of the Managed Global Series for the period of Octo-ber 21, 1992 (commencement of operations) to December 31, 1995 has been exam-ined by Ernst & Young LLP.

                           EQUI-SELECT SERIES TRUST
                               699 WALNUT STREET
                            DES MOINES, IOWA 50309

                                ---------------

  Equi-Select Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. These Portfolios are currently available to the public only through certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies"). This Prospectus contains information pertaining to the Research Portfolio, Total Return Portfolio, OTC Portfolio, Growth & Income Portfolio and the Value + Growth Portfolio which are the only Portfolios of the Trust offered under the Variable Contracts described in the accompanying Variable Contract prospectus.

  This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated May 1, 1997, as amended, is available without charge upon request and may be obtained by calling Equitable Life Insurance Company of Iowa at (800) 344-6864 or by writing to Equitable Life Insurance Company of Iowa, P.O. Box 9271, Des Moines, Iowa 50306-9271. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

                                ---------------

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES COMMISSION  NOR HAS THE
     SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
       COMMISSION  PASSED  UPON  THE   ACCURACY  OR  ADEQUACY  OF  THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A  CRIMINAL
          OFFENSE.

                         PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
 The Trust.................................................................   1
 Investment Adviser and Sub-Advisers.......................................   1
 The Portfolios............................................................   1
 Investment Risks..........................................................   2
 Sales and Redemptions.....................................................   2
FINANCIAL HIGHLIGHTS.......................................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................   5
 Portfolios Seeking Capital Growth.........................................   5
  OTC Portfolio............................................................   5
  Research Portfolio.......................................................   7
  Value + Growth Portfolio.................................................   8
 Portfolios Seeking Total Return...........................................  10
  Total Return Portfolio...................................................  10
  Growth & Income Portfolio................................................  12
MANAGEMENT OF THE TRUST....................................................  14
 Investment Adviser........................................................  14
 Advisory Fee Waiver and Expense Cap.......................................  14
 Expenses of the Trust.....................................................  15
 Sub-Advisers..............................................................  15
SALES AND REDEMPTIONS......................................................  16
NET ASSET VALUE............................................................  16
PERFORMANCE INFORMATION....................................................  17
TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................  17
ADDITIONAL INFORMATION.....................................................  17
APPENDIX................................................................... A-1

                                    SUMMARY

THE TRUST

  The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated May 11, 1994. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

  Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT ADVISER AND SUB-ADVISERS

  Subject to the authority of the Board of Trustees of the Trust, Equitable Investment Services, Inc. (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for certain of the Portfolios to make investment decisions and place orders. The Sub-Advisers for these Portfolios are:

                          SUB-ADVISER                        NAME OF PORTFOLIO
                          -----------                        -----------------
   Massachusetts Financial Services Company.................  OTC
                                                              Research
                                                              Total Return
   Robertson, Stephens & Company Investment Management,       Growth & Income
    L.P.....................................................  Value + Growth

  For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

  GROWTH & INCOME PORTFOLIO. The Growth & Income Portfolio seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

  OTC PORTFOLIO. The primary investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. The Portfolio is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital. The Portfolio may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. (See "Appendix -- Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix -- Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix -- Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest up to 10% of its net assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix -- Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The Portfolio's secondary objective is to take advantage of opportunities for growth of capital and income. Under normal market conditions, at least

25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities, which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix -- Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix --Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  VALUE + GROWTH PORTFOLIO. The Value + Growth Portfolio seeks capital appreciation by investing primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

  The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the SAI are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

  The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

  The investment strategies and portfolio investments of the Growth & Income Portfolio and Value + Growth Portfolio will differ from those of most other mutual funds. Robertson, Stephens & Company Investment Management, L.P., the Sub-Adviser to each of these two Portfolios, seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. When Robertson, Stephens & Company Investment Management, L.P. identifies such an investment opportunity, it may devote more of a Portfolio's assets to pursuing that opportunity, or at different times, than many other mutual funds, and may select investments for a Portfolio that would be inappropriate for less aggressive mutual funds.

SALES AND REDEMPTIONS

  The Trust sells shares only to the separate accounts of the Life Companies as a funding vehicle for the Variable Contracts offered by the Life Companies. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of the Life Companies, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by the Life Companies at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

                             FINANCIAL HIGHLIGHTS

                           EQUI-SELECT SERIES TRUST

  The following tables which have been audited by Ernst & Young LLP, independent auditors, include selected data, derived from the Financial Statements, for a share outstanding throughout the period shown for each of the Portfolios at December 31, 1996. The tables should be read in conjunction with the Financial Statements and notes thereto included in the Trust's Annual Report to Contractholders which is incorporated by reference in the Statement of Additional Information. The Financial Statements of the Trust at December 31 1996, are incorporated herein by reference in reliance upon the report of Ernst & Young LLP such report given upon the authority of such firm as experts in accounting and auditing.

  Further information about the performance of the Trust is contained in the Trust's December 31, 1996 Annual Report which may be obtained without charge by calling Equitable Life Insurance Company of Iowa at (800) 344-6864.

                           EQUI-SELECT SERIES TRUST

   OTC PORTFOLIO, RESEARCH PORTFOLIO, TOTAL RETURN PORTFOLIO,VALUE + GROWTH
                    PORTFOLIO AND GROWTH & INCOME PORTFOLIO

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OF STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                    NET REALIZED
                              NET ASSET    NET     AND UNREALIZED   TOTAL    DISTRIBUTIONS
                              VALUE AT  INVESTMENT  GAIN (LOSS)      FROM      FROM NET         NET
                              BEGINNING   INCOME         ON       INVESTMENT  INVESTMENT   CAPITAL GAINS
                              OF PERIOD (LOSS)(1)   INVESTMENTS   OPERATIONS    INCOME     DISTRIBUTIONS
                              --------- ---------- -------------- ---------- ------------- -------------
OTC Portfolio
 Year ended December 31,
 1996......................    $12.08     $(0.03)      $2.52        $2.49        $0.00        $(0.75)
 Year ended December 31,
 1995......................     10.36      (0.02)       3.07         3.05         0.00         (1.33)
 Period ended December 31,
 1994*.....................     10.00       0.00        0.36         0.36         0.00          0.00
Research Portfolio
 Year ended December 31,
 1996......................     12.88       0.00        3.00         3.00         0.00 (6)     (0.45)
 Year ended December 31,
 1995......................      9.59       0.03        3.48         3.51        (0.03)        (0.19)
 Period ended December 31,
 1994*.....................     10.00       0.09       (0.41)       (0.32)       (0.09)         0.00
Total Return Portfolio
 Year ended December 31,
 1996......................     11.90       0.26        1.37         1.63        (0.26)        (0.12)
 Year ended December 31,
 1995......................      9.76       0.21        2.19         2.40        (0.21)        (0.05)
 Period ended December 31,
 1994*.....................     10.00       0.09       (0.24)       (0.15)        0.09          0.00
Value + Growth Portfolio
 Period ended December 31,
 1996** ...................     10.00      (0.04)       1.59         1.55         0.00         (0.12)
Growth & Income Portfolio
 Period ended December 31,
 1996** ...................     10.00       0.02        2.61         2.63        (0.02)        (0.02)

                                                                               RATIO       RATIO OF NET
                                          NET ASSET                         OF OPERATING    INVESTMENT
                                          VALUE AT            NET ASSETS      EXPENSES     INCOME (LOSS) PORTFOLIO  AVERAGE
                                TOTAL        END      TOTAL       END        TO AVERAGE     TO AVERAGE   TURNOVER  COMMISSION
                            DISTRIBUTION  OF PERIOD RETURN(2)  OF PERIOD  NET ASSETS(1)(3) NET ASSETS(3)  RATE(4)   RATE(5)
                            ------------  --------- --------- ----------- ---------------- ------------- --------- ----------
OTC Portfolio
 Year ended December 31,
 1996.....................    $(0.75)     $13.82     20.68%   $43,321,580      1.35%          (0.65)%      122%     $.0402
 Year ended December 31,
 1995.....................     (1.33)      12.08     29.23      9,054,622      1.07           (0.22)       111          --
 Period ended December 31,
 1994*....................      0.00       10.36      3.59      1,695,685      0.75            0.16          6          --
Research Portfolio
 Year ended December 31,
 1996.....................     (0.45)      15.43     23.37     75,178,840      1.31            0.05         68       .0281
 Year ended December 31,
 1995.....................     (0.22)      12.88     36.58     16,185,802      1.12            0.58         83          --
 Period ended December 31,
 1994*....................     (0.09)       9.59     (3.22)     1,626,521      0.75            4.65         85          --
Total Return Portfolio
 Year ended December 31,
 1996.....................     (0.38)      13.15     13.70     57,301,963      1.25            3.29        131       .0510
 Year ended December 31,
 1995.....................     (0.26)      11.90     24.51     15,502,907      1.11            3.88         89          --
 Period ended December 31,
 1994*....................     (0.09)       9.76     (1.47)     1,298,365      0.75            4.58         45          --
Value + Growth Portfolio
 Period ended December 31,
 1996** ..................     (0.12)      11.43     15.49     19,721,864      1.70           (0.90)       143       .0523
Growth & Income Portfolio
 Period ended December 31,
 1996** ..................     (0.04)      12.59     26.19     42,400,808      1.64            0.38        115       .0551

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI"). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994, respectively: OTC Portfolio, $(0.03) and 1.35%, $(0.10) and 2.52%, $(0.12) and 7.10%; Research Portfolio, $0.00 and
    1.31%, $(0.04) and 2.48%, $(0.04) and 7.48%; and Total Return Portfolio,
    $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and 8.31%.
(2) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable to Portfolios that invest greater than 10% of average net assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(6) Amount is less than $0.003 per share.
 * For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
 ** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

  In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

  Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Adviser or Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

  In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the Appendix and the SAI. With respect to each Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Trust reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

PORTFOLIOS SEEKING CAPITAL GROWTH

 OTC PORTFOLIO

  The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES AND RISKS -- OTC PORTFOLIO

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Issuers of the securities of companies which are traded on the OTC market include, among others, industrial corporations, financial service institutions, public utilities, and transportation companies. OTC securities include both equity and debt securities (including obligations of the U.S. government). The Portfolio may also invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation. The Portfolio will seek to invest in companies that are undervalued relative to present or future earnings, cash flow or book value. While the Portfolio intends to invest primarily in equity securities, the Portfolio may also invest in fixed income securities as described below. Equity securities include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities.

  The Portfolio will not purchase a security, under normal circumstances, if it would result in less than 65% of its total assets being invested in OTC securities (the "65% limitation"). Securities that were principally traded on the OTC securities market when purchased but which have since been listed on the New York or American Stock Exchange or a foreign exchange will be considered to fall within the Portfolio's 65% limitation for 12 months after the date the security was listed on an exchange.

  Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

  When the Sub-Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements.

  The Portfolio may invest 20% or more of its net assets in foreign securities (not including ADRs); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio.

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  Additional Portfolio Investments and Transactions. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, commodities, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

RESEARCH PORTFOLIO

  The investment objective of the Research Portfolio is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Sub-Adviser but also by a wholly-owned international subsidiary of the Sub-Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

INVESTMENT POLICIES AND RISKS -- RESEARCH PORTFOLIO

  The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Portfolio's debt investments, if any, may consist of "investment grade" securities (e.g., rated Baa or better by Moody's or BBB or better by S&P or Fitch), and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated Ba or lower by Moody's or BB or lower by S&P or Fitch), or securities which the Sub-Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the SAI. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

  The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. The Portfolio may make loans of its fixed income portfolio securities. (See "Appendix" for a further description of these investments.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). The Portfolio may invest in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 10% limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

 VALUE + GROWTH PORTFOLIO

  The investment objective of the Value + Growth Portfolio is capital appreciation. The Portfolio invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

INVESTMENT POLICIES AND RISKS -- VALUE + GROWTH PORTFOLIO

  In selecting investments for the Portfolio, the primary emphasis of Robertson, Stephens & Company Investment Management, L.P., the Portfolio's Sub-Adviser, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Robertson, Stephens & Company Investment Management, L.P. may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of
(1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company,
(4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. Robertson, Stephens &

Company Investment Management, L.P. also may use similar factors to identify stocks which it believes to be overvalued and may engage in short sales of such securities.

  The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Appendix--Small Companies" for a discussion of such risks.

  The Portfolio may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio also may at times invest a substantial portion of its assets in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

  International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing and see "Appendix--Strategic Transactions-- Futures and Options on Futures" and "Options on Foreign Currencies" for a discussion of the risks involved in investing in foreign currencies, options and futures contracts.)

  The Portfolio may invest in debt securities from time to time if the Sub-Adviser believes that it might help achieve the Portfolio's objective. The Portfolio may invest in debt securities to the extent consistent with its investment policies, although the Sub-Adviser expects that under normal circumstances, the Portfolio would not likely invest a substantial portion of its assets in debt securities.

  The Portfolio will invest only in securities rated "investment grade" or considered by the Sub-Adviser to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's or BBB or higher by S&P. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and S&P are contained in the SAI.

  The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. See "Zero Coupon Securities and Pay-in-Kind Securities" in the SAI.

  The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

  The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described in the Appendix and SAI.

  The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes or to increase its investment return (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). See the SAI for a further description of index futures and options including risks.

  The Value + Growth Portfolio may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

  The Portfolio may purchase and sell options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. (See "Appendix -- Over-the-Counter Options.")

  The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

  At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Sub-Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio's Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio's Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio's Sub-Adviser believes to be consistent with the Portfolio's best interests.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate for the period ended December 31, 1996 is set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

PORTFOLIOS SEEKING TOTAL RETURN

 TOTAL RETURN PORTFOLIO

  The primary investment objective of the Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Portfolio considers each of these objectives. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities.

INVESTMENT POLICIES AND RISKS -- TOTAL RETURN PORTFOLIO

  The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt, investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff")) and securities that are unrated or are in the lower rating categories (rated Ba or lower by

Moody's or BB or lower by S&P, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See the SAI for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

  U.S. Government Securities. The Portfolio may also invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

  MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the Appendix for a further discussion of these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

  AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the SAI for information relating to these transactions including related risks.)

  The Portfolio may also purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-

Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a Portfolio turnover rate of over 100%, transactions costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn additional income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "delayed delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio may invest a portion of its assets in loan participations and other direct indebtedness.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 GROWTH & INCOME PORTFOLIO

  The investment objective of the Growth & Income Portfolio is long-term total return. The Portfolio will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

  The Portfolio will normally invest the majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. Although the Portfolio will focus on companies with market capitalizations of up to $3 billion, the Portfolio intends to remain flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price.

INVESTMENT POLICIES AND RISKS -- GROWTH & INCOME PORTFOLIO

  Small- and mid-cap companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Appendix --
 Small Companies."

  The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Appendix -- Small Companies" for a discussion of such risks.

  The Portfolio may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The

Portfolio also may at times invest a substantial portion of its assets in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

  International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix -- Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing and see "Appendix -- Strategic Transactions --
 Futures and Options on Futures" and "Options on Foreign Currencies" for a discussion of the risks involved in investing in foreign currencies, options and futures contracts.)

  The Portfolio may invest without limit in debt securities and other fixed-income securities. The Portfolio may invest in lower-quality, high yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Such investments involve certain risks. See "Appendix -- Lower Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. See "Zero Coupon Securities and Pay-in-Kind Securities" in the SAI.

  The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

  The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described in the Appendix and SAI.

  The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes or to increase its investment return (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). See the SAI for a further description of index futures and options including risks.

  The Portfolio may purchase and sell options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations (See "Appendix -- Over-the-Counter Options.")

  The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

  At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Sub-Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio's Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio's Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio's Sub-Adviser believes to be consistent with the Portfolio's best interests.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate for the period ended December 31, 1996 is set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

  Under an Investment Advisory Agreement dated October 1, 1994, Equitable Investment Services, Inc., 699 Walnut Street, Des Moines, Iowa 50309 (the "Adviser"), manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

  The Adviser is an Iowa corporation which was incorporated in 1969. The Adviser is engaged in the business of providing investment advice to affiliated insurance companies.

  Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

  The Adviser retains sub-advisers for each of the Portfolios.

  As full compensation for its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                 ADVISORY FEE
                               (ANNUAL RATE BASED ON AVERAGE DAILY NET ASSETS
           PORTFOLIO                          OF EACH PORTFOLIO)
           ---------        ------------------------------------------------------
           Growth & Income  .95% of first $200 million
                            .75% of average net assets over and above $200 million
           OTC              .80% of first $300 million
                            .55% of average net assets over and above $300 million
           Research         .80% of first $300 million
                            .55% of average net assets over and above $300 million
           Total Return     .80% of first $300 million
                            .55% of average net assets over and above $300 million
           Value + Growth   .95% of first $500 million
                            .75% of average net assets over and above $500 million

ADVISORY FEE WAIVER AND EXPENSE CAP

  The Adviser has undertaken to reimburse each Portfolio for all operating expenses, excluding management fees, that exceed .40% of the average daily net assets of each Portfolio. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 1996, with respect to the Value + Growth Portfolio, the Adviser had agreed to reimburse the Trust for $16,963 for expenses in excess of the voluntary expense limitations, all of which was owed to the Trust as of December 31, 1996.

EXPENSES OF THE TRUST

  The organizational expenses of the Trust are being amortized on a straight-line basis over a period of five years (beginning with the commencement of operations). If any of the initial shares (purchased by Equitable Life Insurance Company of Iowa through its contribution of the initial "seed money" to the Trust totaling $10,000 per Portfolio) are redeemed during the amortization period by the holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

SUB-ADVISERS

  In accordance with a Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, a Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Sub-Adviser for the OTC Portfolio, the Research Portfolio and the Total Return Portfolio of the Trust.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets in equity securities and $19.9 billion of assets in fixed income securities. Approximately $4.0 billion of assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald R. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  Kevin R. Parke is the portfolio manager for the Research Portfolio. Mr. Parke oversees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-- Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

  David M. Calabro heads a team of portfolio managers of MFS for the Total Return Portfolio. Mr. Calabro is a Vice President--Investments of MFS and manages the equity portion of the portfolio along with Judith N. Lamb, a Vice President--Investments of MFS, Lisa B. Nurme, a Vice President--Investments of MFS and Maura Shaughnessy, a Vice President--Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President--Investment manages the fixed income portion of the portfolio and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a portfolio manager by MFS since 1987. Ms. Shaughnessy has been employed as a portfolio manager by MFS since 1991.

  John W. Ballen and Mark Regan are the portfolio managers for the OTC Portfolio. Mr. Ballen is a Senior Vice President--Investments and the Chief Equity Officer of MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President--Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to MFS, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the OTC, Research and Total Return Portfolios, the following annual fees:

         OTC Portfolio     .40% of first $300 million
                           .25% of average net assets over and above $300 million
         Research Portfo-  .40% of first $300 million
          lio
                           .25% of average net assets over and above $300 million
         Total Return      .40% of first $300 million
          Portfolio
                           .25% of average net assets over and above $300 million

  ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., 555 California Street, San Francisco, CA 94104, is the Sub-Adviser for the Growth & Income and Value + Growth Portfolios of the Trust. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, Inc. Robertson, Stephens; Company Investment Management, L.P. is affiliated with Robertson, Stephens & Company, LLC, a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, LLC has managed underwritten public offerings for over $15 billion of securities of emerging growth companies. Robertson, Stephens & Company Investment Management, L.P., and its affiliates have in excess of $3.5 billion under management in public and private investment funds. Robertson, Stephens & Company, L.P., its general partner, Robertson, Stephens & Company, Inc. and Sanford R. Robertson may be deemed to be control persons of Robertson, Stephens & Company Investment Management, L.P.

  Ronald E. Elijah joined Robertson, Stephens & Company Investment Management, L.P. in 1992 and is the portfolio manager for the Value + Growth Portfolio. From August 1985 to January, 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, L.P. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds.

  John L. Wallace is the portfolio manager for the Growth & Income Portfolio. Prior to joining Robertson, Stephens & Company Investment Management, L.P., Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Robertson, Stephens & Company Investment Management, L.P., as full compensation for services rendered under the Agreement with respect to the Growth & Income and Value + Growth Portfolios the following annual fees:

        Growth & Income Portfo-   .55% of first $200 million
         lio
                                  .45% of average net assets over and above $200 million
        Value + Growth Portfolio  .55% of first $500 million
                                  .45% of average net assets over and above $500 million

                             SALES AND REDEMPTIONS

  The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value," below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

  The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                NET ASSET VALUE

  Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

  Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the local currency values of such securities.

                            PERFORMANCE INFORMATION

  Performance information for each of the Portfolios may be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

  The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

  Any Portfolio performance information presented will also include performance information for the separate accounts of the Life Companies investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

  Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

  Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Companies which hold its shares. For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Companies, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

  Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                            ADDITIONAL INFORMATION

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated May 11, 1994 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                                   APPENDIX

SECURITIES AND INVESTMENT PRACTICES

  In attempting to achieve its investment objective or policies each Portfolio employs a variety of instruments, strategies and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

  A Portfolio might not buy all of these securities or use all of these techniques to the full extent permitted unless the Adviser or the Sub-Adviser, subject to oversight by Adviser, believes that doing so will help the Portfolio achieve its goal. As a shareholder, you will receive Portfolio reports every six months detailing the Trust's holdings and describing recent investment practices.

  The investment guidelines set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

  Certain of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing beneficial ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES

  Certain of the Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments may include motor vehicle installment purchase obligations, credit card receivables and home equity loans.

BANK OBLIGATIONS

  All of the Portfolios may invest in Bank Obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions which are determined by the Adviser or the Sub-Advisers to present minimal credit risks. Certain of the Portfolios may invest in foreign-currency denominated Bank Obligations, including Euro-currency instruments and securities of U.S. and foreign banks and thrifts.

BORROWING

  Each of the Portfolios may borrow money (up to 33 1/3% of its assets) for temporary or emergency purposes. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

  Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases a Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

BRADY BONDS

  Certain Portfolios of the Trust may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Ecuador, Mexico, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COMMON STOCK AND OTHER EQUITY SECURITIES

  Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Portfolio, the Adviser or Sub-Adviser will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

CONVERTIBLE SECURITIES

  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of Common Stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the Common Stock into which the securities are convertible, while earning a higher fixed rate of return than is available in Common Stocks.

CURRENCY MANAGEMENT

  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. Each Portfolio's Adviser or Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

DOLLAR ROLL TRANSACTIONS

  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the Dollar Roll Transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolios.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES

  Certain of the Portfolios may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Portfolios investing in fixed income obligations will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, these Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios investing in fixed income obligations from the continuous sales of their shares will likely be invested in instruments producing lower yields than the balance of their assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, obligations purchased by certain of these Portfolios that are rated in the lower categories are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. (See "Lower Rated Securities" in this Appendix.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Certain of the Portfolios may engage in foreign currency exchange transactions. Portfolios that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without a commission. When a Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Trust, on behalf of the Portfolio, will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's total assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Trust, on behalf of the Portfolio, will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Adviser or Sub-Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser or Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

  Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen -- at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Adviser or Sub-Adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Board of Trustees.

  A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. dollars -- at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

  While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN INVESTMENTS

  Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. With respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. Extensive research of the economic, political and social factors that influence global markets is conducted by the Adviser or Sub-Advisers. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency. Certain Portfolios are authorized to engage in foreign currency options, futures, options on futures and forward currency contract transactions for hedging and/or other permissible purposes.

  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  Certain of the Portfolios may invest, as described below, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank);
(iii) listed in World Bank publications as developing; or (iv) determined by the Adviser or a Sub-Adviser to be an emerging market as defined above. The Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market; (v) companies that have 50% or more of their assets in an emerging market country; or (vi) the security is issued or guaranteed by the government of an emerging market country or any of its agencies, authorities or instrumentalities.

  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES AND OPTIONS ON FUTURES

  When deemed appropriate by its Adviser or Sub-Adviser, certain Portfolios may enter into financial or currency futures and related options that are traded on a U.S. exchange or board of trade or, to the extent permitted by applicable law, on exchanges located outside the U.S., for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired futures options entered into for purposes other than "bona fide hedging" positioning as defined in regulations adopted by the Commodity Futures Trading Commission exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered.

With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

  A financial or currency futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument or currency (e.g., debt security or currency) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

  The purpose of entering into a futures contract by a Portfolio is to either enhance return or to protect the Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates, currency or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the futures contract or option on futures contract, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Portfolio has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decrease instead, a Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Portfolio's Adviser or Sub-Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments.

  Losses incurred in futures contracts and options on futures contracts and the costs of these transactions will adversely affect a Portfolio's performance.

GEOGRAPHICAL AND INDUSTRY CONCENTRATION

  Where a Portfolio invests at least 25% of its assets in Bank Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES

  Certain Portfolios may invest in Government Stripped Mortgage-Backed Securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolios will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser or appropriate Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Portfolios. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Portfolios will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

INTEREST RATE TRANSACTIONS

  Certain Portfolios may engage in certain Interest Rate Transactions, such as swaps, caps, floors and collars. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Trust's custodian. If there is a default by the other party to the transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

ILLIQUID SECURITIES

  Up to 10% (15% for the OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio may be invested in securities that are not readily marketable, including, where applicable: (1) Repurchase Agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and
(6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below). The Portfolios will not include for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. Under Rule 144A, securities which would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers.

INVESTMENT COMPANIES

  When a Portfolio's Adviser or Sub-Adviser believes that it would be beneficial for the Portfolio and appropriate under the circumstances, up to 10% of the Portfolio's assets may be invested in securities of mutual funds. As a shareholder in any such mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Portfolio's advisory and administration fees with respect to the assets so invested.

LEASE OBLIGATION BONDS

  Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on Illiquid Securities.

LENDING OF SECURITIES

  All of the Portfolios have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% of a Portfolio's total assets taken at value. Loans of portfolio securities by a Portfolio will be collateralized by cash, irrevocable letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. Each Portfolio's Adviser or Sub-Adviser will monitor on an ongoing basis the credit worthiness of the institutions to which the Portfolio lends securities.

LOWER-RATED SECURITIES

  Certain Portfolios may invest in debt securities rated in the lower NRSRO categories (e.g., BBB- by S&P or Baa3 by Moody's), or of equivalent quality as determined by the Adviser or Sub-Adviser. Securities rated BB+, Ba1 or lower are commonly referred to as high yield securities or "junk bonds."

  Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk (including the possibility of default or bankruptcy of the issuers). Such securities generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments. (See SAI for additional information pertaining to lower-rated securities including risks.)

MORTGAGE-BACKED SECURITIES

  Certain of the Portfolios may invest in Mortgage-Backed Securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of Mortgage-Backed Securities are GNMA, FHMA and FHLMC. Mortgage-Backed Securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on Mortgage-Backed Securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the U.S. government. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that a Portfolio purchases mortgage-related or mortgage-backed securities at a premium, prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

NEW ISSUERS

  A Portfolio may invest up to 5% (except for the OTC Portfolio which may invest without limitation) of its assets in the securities of issuers which have been in continuous operation for less than three years.


OPTIONS ON SECURITIES

  Option Purchase. Certain Portfolios may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time and may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. By buying a put, the Portfolios limit their risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolios may also purchase call options to increase their return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  Covered Option Writing. Certain Portfolios may write put and call options on securities for hedging purposes. The Portfolios realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at anytime during the option period.

  Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option.

  Each Portfolio will comply with regulatory requirements of the SEC and the Commodity Futures Trading Commission with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

  The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the rights to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

  The Portfolios may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolios would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Portfolio will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Portfolio will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

  Option writing for the Portfolios may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Portfolios may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Portfolios bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by its Adviser or Sub-Adviser. Successful use by the Portfolio of options will depend on its Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

  A Portfolio may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Generally, transactions relating to Options on Foreign Currencies occur in the over-the-counter market. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Portfolio's investments in Options on Foreign Currencies. See the SAI for further discussion of the use, risks and costs of Options on Foreign Currencies and Over the Counter Options.

OPTIONS ON INDEXES

  A Portfolio may, subject to applicable securities regulations, purchase and write put and call options on stock and fixed-income indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. An example of a domestic stock index is the Standard and Poor's 500 Stock Index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Examples of fixed-income indexes include the Lehman Government/Corporate Bond Index and the Lehman Treasury Bond Index.

  Options on Indexes are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make a delivery of this amount. The writer may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

  The effectiveness of purchasing or writing options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of Options on Indexes by a Portfolio will be subject to its Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Adviser or Sub-Adviser believes the option can be closed out. Because options on securities indexes require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio will engage in stock index options transactions only when determined by its Adviser or Sub-Adviser to be consistent with its efforts to control risk. There can be no assurance that such judgement will be accurate or that the use of these portfolio strategies will be successful.

OVER-THE-COUNTER OPTIONS

  Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolios may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS

  Repurchase Agreements are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such Repurchase Agreements will be held by the Portfolio's custodian or a duly appointed sub-custodian. The Portfolio will enter into Repurchase Agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees under criteria established in consultation with the Adviser and the Sub-Adviser. The seller under a Repurchase Agreement would be required to maintain the value of the obligations subject to the Repurchase Agreement at not less than the repurchase price. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

REVERSE REPURCHASE AGREEMENTS

  Reverse Repurchase Agreements are the same as repurchase agreements except that, in this instance, the Portfolios would assume the role of seller/borrower in the transaction. The Portfolios will maintain segregated accounts with the Custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under Reverse Repurchase Agreements. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities sold may decline below the repurchase price of the securities sold. Each Portfolio's Adviser or Sub-Adviser, acting under the supervision of the Board of Trustees, reviews on an on-going basis the creditworthiness of the parties with which it enters into Reverse Repurchase Agreements. Under the 1940 Act, Reverse Repurchase Agreements may be considered borrowings by the seller. Whenever borrowings by a fund, including Reverse Repurchase Agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

SMALL COMPANIES

  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Adviser or a Sub-Adviser would otherwise have sold the security. It is possible that the Adviser or a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

STRATEGIC TRANSACTIONS

  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in the Prospectus and SAI of the Trust, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed-Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's or Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC certificates).

WHEN ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

  In order to secure yields or prices deemed advantageous at the time, certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolios prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Portfolio will establish a segregated account with the Custodian consisting of cash, U.S. Government-securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

                       GOLDEN AMERICAN LIFE INSURANCE COMPANY
          Golden American Life Insurance Company is a stock company
                       domiciled in Wilmington, Delaware


IN 3058 5/97

                                  THE GCG TRUST


                        1001 Jefferson Street, Suite 400
                           Wilmington, Delaware 19801
                                 (302) 576-3400



                       STATEMENT OF ADDITIONAL INFORMATION





              The date of this Statement of Additional Information
                                 is May 1, 1997.




This Statement of Additional Information discusses fifteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end management investment company. The Series described herein are as follows: the Multiple Allocation Series; the Fully Managed Series; the Limited Maturity Bond Series; the Hard Assets Series; the Real Estate Series; the All-Growth Series; the Capital Appreciation Series; the Rising Dividends Series; the Emerging Markets Series; the Value Equity Series; the Strategic Equity Series; the Small Cap Series; the Managed Global Series; the Liquid Asset Series and the Market Manager Series. The Series' Manager is Directed Services, Inc. (the "Manager").

This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus of The GCG Trust dated May 1, 1997 (which pertains to all Series other than the Market Manager Series) and the Prospectus of the Market Manager Series dated May 1, 1997. The Prospectuses have been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of either Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.


MANAGER:
DIRECTED SERVICES, INC.
(800) 447-3644

                                TABLE OF CONTENTS

                                                                       Page
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES. . . . . . . . . .    1
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . .    1
     Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . .    1
     High Yield Bonds. . . . . . . . . . . . . . . . . . . . . . . . .    2
     Brady Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Sovereign Debt. . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Mortgage-Backed Securities. . . . . . . . . . . . . . . . . . . .    5
          GNMA Certificates. . . . . . . . . . . . . . . . . . . . . .    5
          FNMA and FHLMC Mortgage-Backed Obligations . . . . . . . . .    6
          Collateralized Mortgage Obligations (CMOs) . . . . . . . . .    7
          Other Mortgage-Backed Securities . . . . . . . . . . . . . .    7
     Other Asset-Backed Securities . . . . . . . . . . . . . . . . . .    8
     Variable and Floating Rate Securities . . . . . . . . . . . . . .    9
     Banking Industry and Savings Industry Obligations . . . . . . . .    9
     Commercial Paper. . . . . . . . . . . . . . . . . . . . . . . . .   11
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . .   11
     Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . .   12
     Lending Portfolio Securities. . . . . . . . . . . . . . . . . . .   12
     Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Other Investment Companies. . . . . . . . . . . . . . . . . . . .   13
     Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Short Sales Against the Box . . . . . . . . . . . . . . . . . . .   14
     Futures Contracts and Options on Futures Contracts. . . . . . . .   14
          General Description of Futures Contracts . . . . . . . . . .   15
          Interest Rate Futures Contracts. . . . . . . . . . . . . . .   15
          Options on Futures Contracts . . . . . . . . . . . . . . . .   15
          Stock Index Futures Contracts. . . . . . . . . . . . . . . .   16
          Gold Futures Contracts . . . . . . . . . . . . . . . . . . .   17
          Limitations. . . . . . . . . . . . . . . . . . . . . . . . .   18
     Options on Securities and Securities Indexes. . . . . . . . . . .   19
          Purchasing Options on Securities . . . . . . . . . . . . . .   19
          Writing Covered Call and Secured Put Options . . . . . . . .   19
          Options on Securities Indexes. . . . . . . . . . . . . . . .   20
          General. . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     When-Issued or Delayed Delivery Securities. . . . . . . . . . . .   21
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . .   21
     Options on Foreign Currencies . . . . . . . . . . . . . . . . . .   22

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . .   23

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . .   26
     The Management Agreement. . . . . . . . . . . . . . . . . . . . .   29
     Distribution of Trust Shares. . . . . . . . . . . . . . . . . . .   34
     Purchases and Redemptions . . . . . . . . . . . . . . . . . . . .   34

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . .   34
     Investment Decisions. . . . . . . . . . . . . . . . . . . . . . .   34
     Brokerage and Research Services . . . . . . . . . . . . . . . . .   35

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .   38

TAXATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
     Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .   44
     Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . .   45
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . .   45
     Custodian and Other Service Providers . . . . . . . . . . . . . .   46
     Independent Auditors. . . . . . . . . . . . . . . . . . . . . . .   46
     Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
     Registration Statement. . . . . . . . . . . . . . . . . . . . . .   46

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .   46

APPENDIX 1: Description of Bond Ratings. . . . . . . . . . . . . . . .  A-1

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

                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Series, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Series' securities and some investment techniques. Some of the Series' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Series' Prospectuses.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     Each Series may invest in U.S. Government securities. U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. Government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

     All Series except the Market Manager Series may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

DEBT SECURITIES

     All Series may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Liquid Asset, Capital Appreciation, Emerging Markets, Strategic Equity, Small Cap, Managed Global, and Market Manager Series may invest in debt securities of foreign issuers that are denominated in U.S. dollars. The Multiple Allocation, Fully Managed, Hard Assets, Emerging Markets, Strategic
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

Equity,   Small  Cap,   and Managed Global Series  may  invest  in  non-U.S.
dollar-denominated debt securities of foreign issuers. The debt securities in which the Series may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Series, or, if not so rated, are, in the Portfolio Manager's determination, comparable in quality to corporate debt securities in which a Series may invest.

     Those Series that do not specify any particular ratings criteria, i.e., the Multiple Allocation, Hard Assets, All-Growth, Strategic Equity and Small
Cap Series may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Group ("Standard & Poor's") and Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Series will not accrue any income on these securities prior to delivery. The Series will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Series' Portfolio Manager.

HIGH YIELD BONDS

     The Real Estate Series may invest up to 20% of its assets in convertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in bonds rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality ("high yield bonds," which are commonly referred to as "junk bonds"). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Series. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Series to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Series were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Series may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Series could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Series' shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS

     The Emerging Markets Series may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady

Bonds are not considered U.S. Government securities and are considered speculative. Brady Plan debt restructurings have been implemented to date in several countries, including Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Bulgaria, the Dominican Republic, Jordan, Nigeria, Bolivia, Ecuador, Niger, Brazil, Peru, PanamaPoland and the Philippines (collectively, the "Brady Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Series may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Series to suffer a loss of interest or principal on any of its holdings.

SOVEREIGN DEBT

     The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized countries. The Managed Global Series may invest in debt obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, which, at the time of investment, are rated A or better by Standard & Poor's or Moody's or, if not rated by Standard & Poor's or Moody's, determined by the Portfolio Manager to be of equivalent quality.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected
disbursements  from  third  parties,  the   government's  policy  toward   the
International  Monetary Fund and the political constraints to which a government
may be subject.   Governmental entities may also  be dependent on  expected
disbursements  from foreign  governments,  multilateral  agencies  and  others
abroad to  reduce  principal  and interest  arrearages on  their debt.   The
commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's
obligations.   Failure to  implement such  reforms, achieve  such  levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend
further   loans  to  governmental  entities.    In  addition,  no  assurance can
be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.


     The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the
Series  may  invest  will   not  be  subject  to   similar  restructuring
arrangements or to  requests for new  credit which may  adversely  affect  the
Series' holdings.   Furthermore, certain participants  in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES

     All Series except the Market Manager Series may invest in mortgage-backed securities.

     GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Series to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.


     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from

FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple Series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal; a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-BACKED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.


     All Series other than the Liquid Asset Series, the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, and the Market Manager Series may buy
mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Series will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, the Series will exceed its illiquidity cap. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Series' investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.


     It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Series.

OTHER ASSET-BACKED SECURITIES

     All Series other than the Liquid Asset Series, the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, and the Market Manager Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARS-SM-" ("Certificates for Automobile Receivables-SM-") and Credit Card Receivable Securities.

     CARS-SM- represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS-SM- are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS-SM- if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors.

     If consistent with its investment objective and policies, a Series may invest in "Credit Card Receivable Securities." Credit Card Receivable Securities are asset-backed securities backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts during the initial period and the non-occurrence of specified events. The Tax

Reform Act of 1986, pursuant to which a taxpayer's ability to deduct consumer interest in his or her federal income tax calculation was completely phased out for taxable years beginning in 1991, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

     Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

VARIABLE AND FLOATING RATE SECURITIES

     All Series may invest in variable and floating rate securities.

     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     All Series may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). The Multiple Allocation, Limited Maturity Bond, Liquid Asset, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and the Emerging Markets Series and
  Managed Global Series may also invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S.
dollar-denominated. See "Foreign Securities" discussion in The GCG Trust Prospectus for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Series will not invest in fixed-time deposits (i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets, except that the Rising Dividends Series, Emerging Markets Series, Managed Global Series, and Market Manager Series may invest up to 15% of assets in such deposits, repurchase agreements, and other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

     Certain of the Series, including the Fully Managed Series and Liquid Asset Series, invest only in bank and S&L obligations as specified in that Series' investment policies. Other Series, except the Managed Global Series, will not invest in obligations issued by a commercial bank or S&L unless:

          (i) the bank or S&L has total assets of least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

          (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

          (iii) in the case of a foreign bank, the security is, in the determination of the Series' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Series. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

The   Managed Global  Series will not invest in  obligations issued by a U.S. or foreign commercial bank or S&L unless:

               (i) the bank or S&L has total assets of at least $10 billion (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated; and

               (ii) in the  case or  a U.S. bank  or S&L, its  deposits are insured by the FDIC or the SAIF, as the case may be.


COMMERCIAL PAPER

     All of the Series may invest in commercial paper (including variable amount master demand notes), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Series, a Series may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's;
(ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Series may invest.

     Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Series may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered by the Series to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper.

     For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

REPURCHASE AGREEMENTS

     All Series may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Series is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager to a Series monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed-upon repurchase price to be paid to the Series. The Portfolio Manager, in accordance with procedures established by the Board ofTrustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Series enters into repurchase agreements.

     A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.


A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed 10% of the net assets of the Series, except that the Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global, and
Market Manager Series may invest up to 15% of net assets in such securities and repurchase agreements. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Series may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Series also might incur disposition costs in connection with liquidating the securities.


REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement may be entered into by the Multiple Allocation, Fully Managed, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series and involves the sale of a security by the Series and its agreement to repurchase the instrument at a specified time and price. A Series will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Series will maintain a segregated account consisting of cash and/or securities to cover its obligations under reverse repurchase agreements. Under the Investment Company Act of 1940, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Series will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Series. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Series creates leverage which increases a Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.


LENDING PORTFOLIO SECURITIES

     The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Capital Appreciation, Rising Dividends, Emerging Markets, Strategic Equity, and Small Cap Series may lend portfolio securities to broker-dealers or institutional investors for the purpose of realizing additional income.

     A Series will only enter into this transaction if (1) the loan is fully collateralized at all times with U.S. Government securities, cash, or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances, or letters of credit) maintained on a daily marked-to-market basis, in an amount at least equal to the value of the securities loaned; (2) it may at any time call the loan and obtain the return of the securities loaned within five business days; (3) it will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Series. As with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Accordingly, the Series' Portfolio Manager will monitor the value of the collateral, which will be marked-to-market daily, and will monitor the creditworthiness of the borrowers. There is no assurance that a borrower will return any securities loaned; however, as discussed above, a borrower of securities from a Series must maintain with the Series cash or U.S. Government securities equal to at least 100% of the market value of the securities borrowed. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities; however, a Series lending such voting securities may call them if important shareholder meetings are imminent. A Series may only lend portfolio securities to entities that are not affiliated with either the Manager or a Portfolio Manager.

WARRANTS

     Each of the following Series may invest in warrants: the Multiple Allocation, Fully Managed, Hard Assets, Real Estate, All-Growth, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series. With the exception of the Managed Global Series, each of these Series may invest up to 5% of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and none of these Series, except the Emerging Markets Series, may acquire a warrant not listed on the New York or American Stock Exchanges if, after the purchase, more than 2% of the Series' assets would be invested in such warrants. The Emerging Markets Series is not subject to this 2% limitation. The Managed Global Series is not subject to any limitations on the amount that may be invested in warrants.

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Series will lose its entire investment in such warrant.

OTHER INVESTMENT COMPANIES

     All Series may invest in shares issued by other investment companies. A Series is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Series' total assets in the investment company, or
(3) invest more than 10% of the Series' total assets in all investment company holdings. As a shareholder in any investment company, a Series will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

SHORT SALES

     The   Multiple   Allocation,   Hard Assets,   All-Growth,   Capital
Appreciation, Strategic Equity, Small Cap, Managed Global Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. A Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Multiple Allocation Series' Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes thatthe price of a particular security or group of securities is likely to decline.

     Under current income tax laws, any capital gains realized by the Series from short sales will generally be treated and distributed as short-term capital gains. If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Series may have to pay in connection with such short sale.

SHORT SALES AGAINST THE BOX


     All Series, except the Limited Maturity Bond Series, Liquid Asset Series, and Market Manager Series, may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, the Series owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Series would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Series. Short sales against the box are not subject to the percentage limitations on short sales described in the prospectus.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Market Manager Series may engage in futures contracts. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may purchase and sell interest-rate futures contracts. The Limited Maturity Bond Series may also purchase and write options on interest rate futures contracts, and the Value Equity Series may also purchase options on interest rate futures contracts. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may purchase and sell stock index futures contracts and futures contracts based upon other financial instruments, and purchase options on such contracts. The Managed Global Series may purchase and sell futures contracts on securities, stock index futures contracts, foreign exchange futures contracts, and other financial futures contracts, and purchase and write options on such futures contracts. The Market Manager Series may purchase futures contracts on securities or stock indexes and purchase options on such contracts, but will not write futures contracts. The Multiple Allocation, Hard Assets, and Strategic Equity Series may engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts.

     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Series has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Where a Series has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Series realizes a gain; if it is less, the Series realizes a loss.


     INTEREST RATE FUTURES CONTRACTS.  The Multiple  Allocation,  Fully Managed,
Limited  Maturity  Bond,  Hard Assets,  Capital  Appreciation,   Emerging
Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     The Series may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities held in the Series' portfolio. As a hedging strategy a Series might employ, a Series would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Series to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Series intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Series or avoided by taking delivery of the debt securities under the futures contract.

     A Series would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Series would be substantially offset by the ability of the Series to repurchase at a lower price the interest rate futures contract previously sold. While the Series could sell the long-term debt security and invest in a short-term security, ordinarily the Series would give up income on its investment, since long-term rates normally exceed short-term rates.


     OPTIONS ON FUTURES CONTRACTS.  The Multiple Allocation, Fully Managed,
Hard Assets, All-Growth, Capital Appreciation, Emerging Markets and Mid-
Cap Growth Series may purchase options on interest rate futures contracts, although these Series will not write options on any such contracts. The Strategic Equity and Market Manager Series may purchase options on futures con-tracts and stock index futures contracts, but will not write options on such contracts. The Value Equity and Small Cap Series may purchase options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts, but will not write options on such contracts. The Limited Maturity Bond Series may purchase and write options on interest-rate futures contracts. The Managed Global Series may purchase and write options on futures contracts based on securities, stock index futures contracts, interest rate futures contracts, and foreign exchange and other financial futures contracts. A futures option gives the Series the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Series.

     The Series may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Series would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."


     STOCK INDEX FUTURES CONTRACTS. The Multiple Allocation, Fully Managed, Hard Assets, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global Series and Market Manager Series may purchase and sell stock index futures contracts. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the con-tract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Series' portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold: (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

          (a) forego possible price appreciation,

          (b) create a situation in which the securities would be difficult to repurchase, or

          (c) create substantial brokerage commissions;

     (2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Series' Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3) to close out stock index futures purchase transactions.

     Where a Series anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Series is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     (1) if the Series is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Series' Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio, or

     (2) to close out stock index futures sales transactions.

     GOLD FUTURES CONTRACTS. The Multiple Allocation, Hard Assets, and Strategic Equity Series may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Series purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when the Series sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Series will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and, with regard to the Hard Assets
Series, gold bullion. The Series will not engage in these contracts for speculation or for achieving leverage. The Series' hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     As long as required by regulatory authorities, each investing Series will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Series might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Series' securities or the price of the securities which the Series intends to purchase. The Series' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Series' exposure to interest rate fluctuations, a Series may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See the Prospectuses for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Series, the Series is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Series upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Series expects to earn interest income on its initial margin deposits.

A futures contract held by a Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Series but is settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Series will mark-to-market its open futures positions.

     A Series is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Series.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Series realizes a capital gain, or if it is more, the Series realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Series realizes a capital gain, or if it is less, the Series realizes a capital loss. The transaction costs must also be included in these calculations.

     LIMITATIONS. When purchasing a futures contract, a Series must maintain with its custodian cash or securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Series similarly will maintain with its custodian, cash and/or securites (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Series. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     A Series may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Series and the positions. For this purpose, to the extent the Series has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

     In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Series' portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     In pursuing their investment objectives, the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth,
Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in transactions on options on securities. The Multiple Allocation Series, All-Growth Series, Emerging Markets, Value Equity, Strategic Equity, Small Cap and Managed Global Series may engage in transactions on options on securities indexes. The Market Manager Series may purchase put and call options on securities and on securities indexes, but will not write such options. See "Description of Securities and Investment Techniques" in the Prospectuses for a description of the options transactions in which each Series may engage.

     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Series may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Series would enable a Series to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Series would continue to receive interest income on such security.

     A Series may purchase call options on securities to protect against substantial increases in prices of securities the Series intends to purchase pending its ability to invest in such securities in an orderly manner. A Series may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.


     WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Series may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Series may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     A Series may write a call or put option only if the option is "covered" or "secured" by the Series holding a position in the underlying securities. This means that so long as the Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Series may maintain, in a segregated account with the Trust's custodian, cash and/or securities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Series maintains cash and/or securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     OPTIONS ON SECURITIES INDEXES. Call and put options on securities indexes also may be purchased or sold by the Series for the same purposes as the purchase or sale of options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Series is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Series must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Series to hedge effectively against stock market risk if they are not highly correlated with the value of the Series' portfolio securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.


     GENERAL. If an option written by a Series expires unexercised, the Series realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Series expires unexercised, the Series realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Series desires.

     A Series will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Series will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Series will realize a capital gain or, if it is less, the Series will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Series is recorded as an asset of the Series and subsequently adjusted. The premium received for an option written by a Series is included in the Series' assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

     All Series except the Market Manager Series may purchase securities on a when-issued or delayed delivery basis if the Series holds, and maintains until the settlement date in a segregated account, cash and/or securities in an amount sufficient to meet the purchase price, or if the Series enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. Although a Series would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Series may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Series may realize short-term profits or losses upon such sales.

FOREIGN CURRENCY TRANSACTIONS

     The  Multiple  Allocation,   Fully  Managed,   Hard Assets,   Rising
Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Managed Global Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Series might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in that currency but anticipats or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

     A Series may enter into forward foreign currency contracts in two circumstances. When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Series' Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
None of the Series will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency.

     At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Series is obligated to deliver.

     If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, and in such an event, a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

     For more information on forward currency contracts, including limits upon the Series with respect to such contracts, see "Foreign Currency Transactions" in The GCG Trust Prospectus.

OPTIONS ON FOREIGN CURRENCIES

     The Multiple Allocation, Hard Assets, Emerging Markets, Value Equity,
Strategic   Equity,   Small  Cap,  and    Managed Global  Series  may engage in
transactions in options on foreign currencies. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Currently, options are traded on the following foreign currencies on a domestic exchange: British Pound, Canadian Dollar, German Mark, Japanese Yen, French Franc, and Swiss Franc. A Series may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Series may employ hedging strategies with options on currencies before the Series purchases a foreign security denominated in the hedged currency that the Series anticipates acquiring, during the period the Series holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

INVESTMENT RESTRICTIONS

     Each Series' investment objective as set forth under "Investment Objectives and Policies" in the Prospectus, together with the investment restrictions set forth below, are, unless otherwise noted, fundamental policies of each Series and may not be changed with respect to any Series without the approval of a majority of the outstanding voting shares of that Series. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series. Under these restrictions, a Series may not:

     (1) Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that this restriction shall not apply to the Market Manager Series;

     (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrument-
      alities;

     (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by
     the  U.S.  Government  or  its  agencies  or   instrumentalities   (or
     repurchase agreements with respect thereto), (b) with respect to the Liquid Asset Series, to securities or obligations issued by U.S. banks, (c) with respect to the Market Manager Series, to options on stock indexes issued by eligible broker-dealers or banks, as described in the Market Manager Series' Prospectus; (d) with respect to the Managed Global Series, to securities issued or guaranteed by foreign
     governments  or  any  political  subdivisions  thereof,   authorities,
     agencies, or instrumentalities (or repurchase agreements with respect thereto); and (e) to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Hard Assets Series, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

     (4) Purchase or sell real estate, except that a Series may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

     (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Series engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that the Natural Resources Series may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

     (6) Lend any funds or other assets, except that a Series may, consistent with its investment objective and policies:

          (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

          (b) enter into repurchase agreements; and

          (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Trustees;

     (7) Issue senior securities, except insofar as a Series may be deemed to have issued a senior security by reason of borrowing money in according with that Series' borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

     (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the federal securities laws;

     (9) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital
     Appreciation and Liquid Asset Series, make short sales of securities, except short sales against the box, and except that this rest-riction shall not apply to the Multiple Allocation, Hard Assets or All-Growth,

     Capital Appreciation Series, which may engage in short sales within the limitations described in the Prospectus and in the Statement of Additional Information;

     (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Series may:
     (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Series' assets);

     (11) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Series (taken at market value at the time of such investment) would be invested in such securities;

     (12) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

          (a) any Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

          (b) the Hard Assets Series may invest in gold bullion and coins and other precious metals bullion and engage in futures contracts with respect to such commodities;

          (c) the Multiple Allocation, Hard Assets and Strategic Equity Series may engage in futures contracts on gold; and

          (d) this restriction shall not apply to the Managed Global Series.

     (13) With  respect to all Series  except the    Managed Global  Series,
     invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Series may engage in transactions in options, futures contracts, and options on futures.

     The Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series and Market Manager Series are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series and Market Manager Series may not:

     (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the Strategic Equity, Small Cap, and
       Managed Global Series, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional Information); and

     (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Series (taken at market value at the time of such investment) would be invested in such securities.

The   Managed Global  Series is also  subject to the  following restriction and policy which is not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. The Managed Global Series may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Managed Global Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.


                             MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are Terry L. Kendall, J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Paul R. Schlaack, Stanley B. Seidler, M. Norvel Young, and Roger B. Vincent. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow, Myles R. Tashman, and Mary Bea Wilkinson.

Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:


NAME AND ADDRESS         POSITION WITH THE TRUST  BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
Terry L. Kendall*        Chairman of the Board    Director, and Chief Executive Officer,
Golden American Life     and President            American Life Insurance Company;
  Insurance Co.                                   Executive Vice President,
1001 Jefferson Street                             Equitable of Iowa Companies; formerly, President
Wilmington, DE 19801                              and Chief Executive Officer,  United Pacific
                                                  and Chief Executive Officer,  United Pacific


Barnett Chernow          Vice President           Executive Vice President,
Golden American Life                              Golden American Life
  Insurance Co.                                   Insurance Company; Executive Vice President,
1001 Jefferson Street                             Directed Services, Inc.; Senior Vice President
Wilmington, DE 19801                              and Chief Financial Officer, Reliance Insurance
                                                  Company, August 1977 to July 1993.  Age 47.


NAME AND ADDRESS         POSITION WITH THE TRUST  BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
J. Michael Earley        Trustee                  President, and Cheif Executive Officer, Bankers
665 Locust Street                                 Trust Company, Des Moines, Iowa since July 1992;
Des Moines, IA 50309                              President and Cheif Executive Officer, Mid-America
                                                  Savings Bank, Waterloo, Iowa from April, 1987 to
                                                  June, 1992. Age 51.

R. Barbara Gitenstein     Trustee                 Provost, Drake University since July 1992; Assistant
Provost Office                                    Provost, State University of New York from August,
202 Old Main                                      1991 to July, 1992; Associate Provost, State University
Drake Uniniversity                                of New York - Oswego from January, 1989 to August, 1991.
2507 University Avenue                            Age 49.
Des Moines, IA 50311-4505

Robert A. Grayson        Trustee                  Co-founder, Grayson Associates, Inc.; Adjunct
Grayson Associates                                Professor of Marketing, New York University
108 Loma Media Road                               School of Business Administration; former
Santa Barbara, CA                                 Director, The Golden Financial Group, Inc.;
  93103                                           former Senior Vice President, David &
                                                  Charles Advertising.  Age 69.

Myles R. Tashman         Secretary                Executive Vice President and Secretary, Golden
Golden American Life                              American Life Insurance Company;
  Insurance Co.                                   Executive
1001 Jefferson Street                             Vice President and Secretary, Directed
Wilmington, DE 19801                              Services, Inc; Secretary of GCG Trust;
                                                  formerly, Senior Vice President and General
                                                  Counsel, United Pacific Life Insurance Company
                                                  (1986-1993).  Age 54.

Paul R. Schlaack         Trustee                  President, Chief Executive Officer and Director,
2000 Hub Tower                                    Equitable Investment Services, Inc. since 1984.
699 Walnut Street                                 Age 51.
Des Moines, IA 50309

Stanley B. Seidler       Trustee                  President, Iowa Periodicals, Inc. since 1990 and
P.O. Box 1297                                            President, Excell Marketing L.C. since 1994. Age 68.
3301 McKinley Avenue
Des Moines, IA 50321

M. Norvel Young          Trustee                  Chancellor Emeritus and Board of Regents,
Pepperdine University                             Pepperdine University; Director of Imperial
Malibu, CA  90263                                 Bancorp, Imperial Bank, Imperial Trust Co. and
                                                  20th Century Christian Publishing Company;
                                                  formerly:  Chancellor, Pepperdine
                                                  University, 1971 to 1984; President, Pepperdine
                                                  University, 1957 to 1971; Director, National
                                                  Conference of Christians and Jews, 1978 to
                                                  1982.  Age 81.

Mary Bea Wilkinson       Treasurer                Senior  Vice President and Treasurer,  Golden
Golden American Life                              American  Life Insurance Company;
  Insurance Co.
1001 Jefferson Street                             President and Treasurer, Directed Services,
Wilmington, DE 19801                              Inc.; Assistant Vice  President, CIGNA
                                                  Insurance   Companies,  August  1993  to
                                                  October  1993;  various  positions  with United
                                                  Pacific  Life Insurance  Company, January  1987
                                                  to  July 1993,  and was Vice  President and
                                                  Controller upon  leaving.  Age 40.

Roger B. Vincent         Trustee                  President, Springwell Corporation; Director,
230 Park Avenue                                   Petralone, Inc.; formerly, Managing Director,
New York, NY 10169                                Bankers Trust Company.  Age 51.


--------------------------
     *Mr. Kendall and Mr. Schlaack are an "interested persons" of the Trust
      (as that term is defined in the Investment Company Act of 1940) because of their affiliations with the Manager and/or its affiliated companies as shown above.

     As of March 31, 1997, none of the Trustees directly owns shares of the Series. In addition, as of March 31, 1997, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Series in the aggregate.

     Through December 31, 1995, Trustees other than those affiliated with the Manager or a Portfolio Manager ("Non-Affiliated Trustees") received a fee for each Board of Trustees meeting attended based on the level of the Trust's assets at the time of the meeting as follows: $2,000 per meeting for aggregate assets up to $500 million; $3,000 per meeting for aggregate assets in excess of $500 million and up to $1 billion; $4,000 per meeting for aggregate assets in excess of $1 billion and up to $2 billion; and $5,000 per meeting for aggregate assets in excess of $2 billion. Effective January 1, 1996, Non-Affiliated Trustees receive a flat fee of $6,000 for each Board of Trustees meeting attended. Trustees have been and will continue to be reimbursed for any expenses incurred in attending such meetings or otherwise in carrying out their responsibilities as Trustees of the Trust. During the fiscal year ended December 31, 1996, fees totaling $75,000 were paid by the Trust with each Trustee receiving $25,000 each. During the fiscal year ended December 31, 1995, fees totaling $54,000 were paid by the Trust or accrued to Messrs. Grayson ($18,000), Young ($18,000), and Vincent ($18,000). During the fiscal year ended December 31, 1995, Messrs. Grayson, Young, and Vincent earned total fees of $20,500, $20,500, and $20,500, respectfully, from the Trust and Separate Account D, another fund for which the Manager previously served as investment adviser. No officer or Trustee received any other compensation directly from the Trust.

     The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Series as of March 31, 1997. The address for each record owner is c/o Golden American Life Insurance Company, 1001 Jefferson Avenue, Wilmington, DE 19801.

             NAME                         SERIES               PERCENTAGE

David & Anita Swann
  Charitable Remainder Trust              Market Manager          12.5%

Darald Libby
  Charitable Remainder Unit Trust         Market Manager           7.8%

George Berman
  Charitable Remainder Trust              Market Manager           7.0%

Sanford Lugar                             Market Manager           5.6%

C.P. Steinmetz                            Strategic Equity         5.2%

     In addition, as of March 31, 1997 the General Account of Golden American owned 5.8% of the shares of the Market Manager Series.


THE MANAGEMENT AGREEMENT

     Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Series pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801. DSI is a New York corporation that is a wholly owned subsidiary of BT Variable, Inc. which, in turn, is a subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. The Trust currently offers the shares of its operating Series to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidiary of Equitable of Iowa.


     Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Series other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating at the Manager's expense for all Series, all matters relating to the operation of the Series, including any necessary coordination among the Series' Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Series, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Series as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Series required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law in connection with the Series; (vi) preparing and arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law in connection with the Series; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

     The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Series.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of such Series.


     The Management Agreement shall continue in effect until August 13, 1998, and from year to year thereafter, provided such continuance after August 13, 1998 is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party. The Management Agreement, dated August 13, 1996, was approved by shareholders at a meeting held on July 29, 1996, and was approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on June 10, 1996. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Series or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to August 13, 1996, DSI served as manager to the Series pursuant to a Management Agreement dated October 1, 1993.

     Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1996 were as follows:
Multiple Allocation Series -- $2,892,936; Strategic Equity Series -- $195,979; Fully Managed Series -- $1,266,104;
Limited Maturity Bond Series -- $497,345; Hard Assets Series - - $362,600;
Real Estate Series -- $371,844; All-Growth Series -- $910,039; Capital Appreciation Series -- $1,335,410; Rising Dividends Series -- $989,772; Emerging Markets Series -- $791,005; Liquid Asset Series -- $240,479; Small Cap Series -- $180,699 and Value Equity Series -- $379,126. Gross fees paid to the Manager under the Management Agreement (pursuant to which the Man-ager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1995 were as follows: Multiple Allocation Series -- $3,056,095; Strategic Equity Series (commencement of operation October 2, 1995) -- $11,085; Fully Managed Series -- $1,102,160; Limited Maturity Bond Series -- $516,872; Hard Assets Series - - $291,869;
Real Estate Series -- $347,823; All-Growth Series -- $832,889; Capital Appreciation Series -- $1,055,352; Rising Dividends Series -- $641,200; Emerging Markets Series -- $817,859; Liquid Asset Series -- $254,546; and Value Equity Series -- $108,140. The management fee payable to the Manager for the Market Manager Series for the fiscal year ending December 31, 1995 was waived in part ($6,748) by the Manager and paid in part ($44,976) by the Series. Gross fees paid to the Manager under the current Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1994 were as follows: Multiple Allocation Series -- $3,008,912; Fully Managed Series -- $1,093,894; Limited Maturity Bond Series -- $447,478; Hard Assets Series --

$292,787;  Real Estate  Series --  $354,228;  All-Growth  Series -- $624,518;
Capital Appreciation Series -- $912,861; Rising Dividends Series -- $367,866; Emerging Markets Series -- $892,888; and Liquid Asset Series --
$226,289.   The management  fee payable to the Manager for the  Market Manager
Series for the fiscal period November 14, 1994 to December 31, 1994 was waived by the Manager.

     For the period from September 1, 1996 to December 31, 1996 the Managed Global Series paid the Manager fees of $349,038. For the period from January 1 through August 30, 1996 and the fiscal years ended December 31, 1995, and 1994, the predecessor of the Managed Global Series of the Series paid management fees of $211,615, $293,930, and $333,747, respectively.

     The  Trust,   DSI,  and  each  Portfolio  Manager  entered  into  Portfolio
Management Agreements dated and effective as of August 13, 1996. The Portfolio Management Agreements were approved by the Trustees of the Trust at a meeting held on June 10, 1996 and were approved by shareholders of each Series
of  the  Trust  except  the     Managed Global   Series  at  a  meeting held on
July 29, 1996. The Portfolio Management Agreement among the Trust, DSI, and Warburg, Pincus was approved by the sole shareholder of the Managed
Managed Global Series by written consent dated August 26, 1996. The Portfolio Mangement
Agreements among the Trust, DSI and Pilgrim Baxter for the All-Growth Series was approved by shareholders at a meeting held on April 29, 1997. The Portfolio Management Agreement among the Trust, DSI and Putnam for the Emerging Markets and Managed Global Series was approved by shareholders by proxy on April 29, 1997.

                Pursuant to the separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee at annual rates which are expressed as percentages of the average daily net assets of each Series. For the fiscal year ended December 31, 1996, the Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,458,329 for the Multiple Allocation Series and $98,793 for the Strategic Equity Series ; T. Rowe Price Associates, Inc.-- $638,243 for the Fully Managed
Series; Bankers Trust Company -- $395,503 for the Emerging Markets Series
and $28,992 for the Market Manager Series; Van Eck Associates Corp. -- $182,786 for the Hard Assets Series; Chancellor LGT Asset Management Inc. -- $673,180 for
the Capital Appreciation Series; Kayne, Anderson  Investment  Management, L.P. -
- $498,776 for the Rising Dividends Series; E.I.I. Realty Securities, Inc. -- $187,447 for the Real Estate Series; Eagle Asset Management, Inc. -- $191,117 for the Value Equity Series; and Warburg, Pincus Counsellors, Inc. -- $458,750 for the All-Growth Series. For the fiscal period of September 1, 1996 to December 31, 1996 the Manager (and not the Trust) paid Warburg, Pincus Counsellors, Inc. $170,010 on behalf of the Managed Global Series. For the fiscal period January 1, 1996 to August 31, 1996, Warburg, Pincus Counsellors, Inc. received $317,424 from the predecessor and the Managed Global Series.
the fiscal period of January 1, 1996 to August 12, 1996 the Manager paid
Bankers Trust Company $44,413 for the Liquid Asset Series and $135,897 for the Limited Maturity Bond Series. For the fiscal period of August 13, 1996 to December 31, 1996 the Manager paid Equitable Investment Services, Inc.$28,206 for the Liquid Asset Series and $79,768 for the Limited Maturity Bond Series. For the fiscal year ended December 31, 1995, the Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,623,170 for the Multiple Allocation Series and $5,543 for the Strategic Equity Series (operation commencement from October 2, 1995);
T. Rowe Price Associates, Inc. -- $552,676 for the Fully Managed Series; Bankers Trust Company -- $222,697 for the Limited Maturity Bond Series, $410,190 for the Emerging Markets Series, $76,360 for the Liquid Asset Series and
$22,410 for the Market Manager Series; Van Eck Associates Corp. -- $150,474 for the Hard Assets Series; Chancellor LGT Asset Managment, Inc. -- $559,368 forthe Capital Appreciation Series; Kayne, Anderson Investment Management, L.P. -- $325,429 for the Rising Dividends Series; E.I.I. Realty Securities, Inc. --$174,495 for the Real Estate Series; Eagle Asset Management, Inc. -- $54,070 for the Value Equity Series; and Warburg, Pincus Counsellors, Inc.
-- $417,408
for the All-Growth Series.   For the fiscal year ended December 31, 1994, the
Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,656,915 for the Multiple Allocation Series; Weiss, Peck & Greer Advisers, Inc. -- $734,134 for the Fully Managed Series; Bankers Trust Company -- $198,421 for the Limited Maturity Bond Series, $445,183 for the Emerging Markets Series, and $81,751 for the Liquid Asset Series; Van Eck Associates Corp. -- $158,413 for the Hard
Assets Series; Chancellor LGT Asset Managment, Inc. -- $250,164 for the Real Estate Series and $546,256 for the Capital Appreciation Series; Kayne, Anderson Investment Management, Inc. -- $195,541 for the Rising Dividends Series.
For the fiscal period from November 14, 1994 (commencement of operations) to December 31, 1994, the Manager (and not the Trust) paid Bankers Trust Company
$0 for  the Market Manager Series.   The Manager paid J.M. Hartwell  & Company,
Inc. $160,575 for the All-Growth Series for the period of January 1, 1994 through June 30, 1994, and Warburg, Pincus Counsellors, Inc. $165,317 for the All-Growth Series for the period of July 1, 1994 to December 31, 1994.

     For the  fiscal  years  ended  December  31,  1995,  and  1994,  the
predecessor  of the   Managed Global  Series paid  portfolio  management  fees
of $440,770, and $500,620, respectively.

DISTRIBUTION OF TRUST SHARES

     Directed Services, Inc. ("DSI") serves as the Series' Distributor. DSI is not obligated to sell a specific amount of the Series' shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares.

PURCHASES AND REDEMPTIONS

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Prospectuses. The Trust may suspend the right of redemption of shares of any Series and may postpone payment beyond seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for each Series are made by the Portfolio Manager of each Series. Each Portfolio Manager has investment advisory clients other than the Series. A particular security may be bought or sold by a Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series.

BROKERAGE AND RESEARCH SERVICES

     The Portfolio Manager for a Series places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Series through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     There is generally no stated commission in the case of fixed-income securities, which are generally traded in the over-the-counter markets, but the price paid by the Series usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Series includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Series of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series. The advisory fee paid by the Series to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Series to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Series in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Series on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Series in accordance with the terms of these rules.


     Securities and Exchange Commission rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Portfolio Managers or to Portfolio Managers that are broker-dealers and will review these procedures periodically. BT Brokerage Corporation, Watermark Securities, Inc., Zweig Securities Corp., KA Associates, Inc., Counsellors Securities Inc., Raymond James & Associates, Inc., and Fred Alger & Company, Incorporated are registered broker-dealers, and each is an affiliate of a Portfolio Manager. Certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited are broker-dealers affiliated with T. Rowe Price Associates, Inc. Any of the above firms may retain compensation on transactions effected for a Series in accordance with these rules and procedures.

     For the fiscal year ended December 31, 1996, the Multiple Allocation Series, Strategic Equity Series,Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series, Managed Global Series, and All-Growth Series paid brokerage commissions of $472,297, $55,015, $127,213, $0, $541,589, $0, $0,
$138,086, $52,435, $188,794, $72,044, $121,872,$191,843, and $333,960,
respectively. The Multiple Allocation Series paid brokerage commissions of $42,834 (9.07% of its total brokerage commissions) to Zweig Securities. The Value Equity Series paid brokerage commissions of $2,550 (2.09% of its total brokerage commissions) to Raymond James & Associates,Inc. The Capital Appreciation Series paid brokerage commissions of $1,920 (1.02% of its total brokerage commissions) to Raymond James & Associates,Inc. The Fully Managed Series paid brokerage commissions of $150 (0.12% of its total brokerage
commissions) to Raymond James & Associates,Inc.     The Hard Assets Series paid
brokerage commissions of $150 (0.11% of its total brokerage commissions) to Raymond James & Associates,Inc. The Small Cap Series paid brokerage commissions of $33,058 (78.34% of its total brokerage commissions) to Fred Alger. The Emerging Markets Series paid brokerage commissions of $64,131 and $2,113 (11.84% and 0.39% of its total brokerage commissions) to Jardine Fleming and Robert Fleming, redpectively.The Managed Global Series paid brokerage commissions of $3,041 (1.59% of its total brokerage commissions) to Jardine Fleming. The Strastegic Equity Series paid brokerage commissions of $435 (0.79% of its total brokerage commissions) to Zweig Securities.


For the fiscal year ended December  31, 1995,  the Multiple  Allocation
Series, Strategic Equity Series (operation commencement from October 2, 1995), Fully Managed Series, Limited Maturity Bond Series, Emerging Markets Series, Liquid Asset Series, Market Manager Series, Hard Assets Series, Real
Estate Series, Capital Appreciation Series, Rising Dividends Series, Value Equity Series and All-Growth Series paid brokerage commissions of $519,963, $10,355, $321,876, $0, $600,724, $0, $1,575, $40,242, $113,534, $235,075,
$82,924, $59,789 and $193,100, respectively. The Multiple Allocation Series paid brokerage commissions of $86,365 (16.61% of its total brokerage commissions) to Watermark Securities, Inc. The Market Manager Series paid brokerage commissions of $1,425 (90.48% of its total brokerage commissions) to BT Brokerage Corporation. The Value Equity Series paid brokerage commissions of $240 (0.40% of its total brokerage commissions) to Raymond James & Associates, Inc. During the fiscal year ended December 31, 1994, the Multiple Allocation Series, Fully Managed Series, Hard Assets Series, Real Estate Series, All-Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, and Market Manager Series paid brokerage commissions of $301,480, $157,580, $69,954, $69,376, $260,691, $183,029, $106,828, $589,210,
and $975,

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

     respectively. The Multiple Allocation Series paid brokerage commissions of $51,764 (17.2% of total brokerage commissions) to Watermark Securities, Inc. The Fully Managed Series paid brokerage commissions of $78,271 (50.0% of total brokerage commissions) to Weiss, Peck & Greer. The Rising Dividends Series paid brokerage commissions of $2,330 (2.2% of total brokerage commissions) to KA Associates, Inc.

                                 NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectuses, the Series' net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.

     The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During such periods the yield to investors in the Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The Securities and Exchange Commission's regulations require the Liquid Asset Series to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Series also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities determined by the Portfolio Manager under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

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

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the current yield and effective yield of its Liquid Asset Series, the yield of the remaining Series, and the total return of all Series in advertisements or sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offer their shares.

     Current yield for Liquid Asset Series will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro-rata share of Series expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Liquid Asset Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield =  [ ( (Base Period Return)  + 1 ) ^ 365/7 ] - 1

     Quotations of yield for the remaining Series will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the Securities and Exchange Commission), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                     a-b        6
                    YIELD  =  2 [ ( ----- +  1 )  - 1 ]
                                      cd
     where,
          a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Series), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     For the period of January 3, 1989 (inception of the Trust) to December 31, 1996 and for the five- and one-year periods ended December 31, 1996 the average annual total return for each Series was as follows: 9.00%, 7.67%, and 8.77% for the Multiple Allocation Series;

8.65, 8.30%, and 16.36% for the Fully Managed  Series; 6.81%,  5.10%, and
4.32%  for the Limited  Maturity Bond  Series;  5.49%, 2.42%,  and -0.57%
for the All-Growth Series; 11.37%, 17.50%, and 35.30% for the Real Estate Series; 10.40%, 15.37%, and 33.17% for the Hard Assets Series; and
5.17%, 3.99%, and  5.01% for the Liquid Asset Series.  For the period of May 4, 1992  (inception  of the Capital  Appreciation Series) to
December 31,  1996 and the one-year period ended December 31, 1996, the average
total return for the Capital  Appreciation Series was 14.12% and 20.26%.   For
the period of October 1, 1993 (inception of the Rising Dividends and Emerging Markets Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Rising Dividends Series was 16.47% and 20.65% and the average annual total return for the Emerging Markets Series was 0.54% and 7.28%. For the period of November
14, 1994 (inception of the Market Manager Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Market Manager Series was 20.52% and 19.40%. For the period of January 1, 1995 (inception of the Value Equity Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Value Equity Series was 22.40% and 10.62%. For the period of October 2, 1995 (inception of the Strategic Equity Series) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Strategic Equity Series was 15.61% and 19.39%. For the period ended January 3, 1996 (inception for the Small Cap Series) to December 31, 1996, the total return (non-annualized) for the Small Cap Series was 20.10%

     The   Managed Global Series is a successor to the Managed  Global Account of
Separate   Account   D  of   Golden   American.   As of  September 3,  1996, the
investment-related assets of the Managed Global Account of Separate Account D were transferred to a newly created division of Separate Account B of Golden American. Simultaneously, Separate Account B exchanged the investment-related
assets for shares of the   Managed Global  Series,  a newly created Series of
the
Trust. The following information regarding average total return is restated from the Managed Global Account of Separate Account D. The total return figures reflect the deduction of certain expenses, including the management fees, custodian fees, fees of the Board of Governors of Separate Account D, and other expenses. For the period of October 21, 1992 (commencement of operations) to December 31, 1996 and for the one-year period ended December 31, 1996, the average total return for the Managed Global Series was 2.70% and 12.27%, respectively.


     Performance information for a Series may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Series derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Series' investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Series (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Series, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Series is intended, based upon each Series' investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Series will not take into account charges and deductions against any Separate Accounts to which the Series shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

     The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Series.

     Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Series generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (to satisfy this requirement, it is intended that the Series investing in gold and other commodities will be managed so that the gross income derived from its investments in gold and other commodities and future contracts on gold and other commodities, when combined with any other gross income of the Series which is not derived from qualifying sources, will not exceed 10% of the Series' gross income during any fiscal year); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures, and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are (i) segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts or (ii) tax-exempt retirement trusts described in Code
Section 401(a). (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

     Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Series held the PFIC stock. A Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though a Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit a Series' elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     Certain options, futures contracts, and forward contracts in which a Series may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain
Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Series of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series of the Trust accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     To comply with regulations under Section 817(h) of the Code, each Series of the Trust generally will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For additional information on the application of the asset diversification requirements under Code Section 817(h), and the asset diversification requirements applicable to regulated investment companies, potential investors in the Market Manager Series should see "Federal Income Tax Status" in the Market Manager Series' Prospectus.

     Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry.

     These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

     In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules, regulations and positions from causing the Variable Contract Owners to be considered the owners of the assets underlying the Separate Accounts.

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     The requirements applicable to a Series' qualification as a regulated investment company and its compliance with the diversification test under Code
Section 817(h) may limit the extent to which a Series will be able to engage in transactions in options, futures contracts or forward contracts, investments in precious metals, and in short sales.

     Debt securities purchased by the Series (such as zero coupon bonds) may be treated for U.S. Federal income tax purposes as having original issue discount. Original issue discount is treated as interest for Federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by the Series, is treated for Federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by the Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. The Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

DISTRIBUTIONS

     Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares are includable in the gross income of the shareholder. Distributions of investment company taxable income are treated as ordinary income for tax purposes. Net capital gains designated as capital gains dividends by a Series will, to the extent distributed, be treated as long-term capital gains regardless of the length of time a shareholder may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

                                       44
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OTHER TAXES

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.

                                OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988 and currently consists of twenty-seven Series. The fifteen Series that are discussed in this Statement of Additional Information and accompanying prospectuses and a Series that is described in an additional prospectus and statement of additional information are operational. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Series will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Series of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Series.


     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust.

VOTING RIGHTS

     Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

                                       45

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CUSTODIAN AND OTHER SERVICE PROVIDERS

     The Custodian for the Series is Bankers Trust Company, 280 Park Avenue, New York, New York 10017. First Data Investors Services Group of First Data Corporation, One Exchange Place, 4th Floor, Boston, MA 02109, provides administrative and portfolio accounting services for all Series.

INDEPENDENT AUDITORS

     Ernst & Young, 200 Clarendon Street, Boston, MA 02116-5072, serves as independent auditors for the Trust.


COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, has passed upon certain legal matters in connection with the shares offered by the Trust and acts as outside counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Trust's audited financial statements dated as of December 31, 1996 for all Series, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1996.


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APPENDIX 1:  DESCRIPTION OF BOND RATINGS



Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

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